                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       The Charles Schwab Family of Funds
             -------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

     -----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement., if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

           ------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

           ------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           ------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

           ------------------------------------------------------------

         5) Total fee paid:

           ------------------------------------------------------------

[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
                                    --------------------------------------
         2) Form, Schedule or Registration Statement No.:
                                                          ----------------
         3) Filing Party:
                          ------------------------------------------------
         4) Date Filed:
                        --------------------------------------------------

March 21, 2000


SCHWABFUNDS(R)
SHAREHOLDER PROXY

YOUR VOTE IS IMPORTANT!

PLEASE READ AND RESPOND TODAY.

SEE INSIDE FOR INFORMATION ABOUT
PROPOSALS THAT AFFECT YOUR
SCHWABFUNDS INVESTMENT.

Shareholder message



        SchwabFunds

        Shareholder Proxy

  3     Shareholder message
        a letter to you from Charles R. Schwab

  4     About the proposals
        a brief overview of the 3 Proposals

  7     Meeting notice
        the official "legal" notice of the meeting

  8     Proxy statement
        contains a complete, more detailed discussion of each Proposal

 33     Appendix
        a comprehensive list of affected funds' current and proposed fundamental policies

A special meeting of shareholders of all SchwabFunds(R) will take place on June 1, 2000, and we're asking for your response.

You don't need to attend the meeting to participate. But it's important that you take a few minutes to read the enclosed material and vote your shares. You can vote by internet, by phone or by mailing the enclosed proxy voting card(s) in the postage-paid envelope.

Every SchwabFund has at least one proposal up for a vote. Shareholders of all funds are being asked to vote for trustees, including candidates to fill new seats for additional independent trustees. In addition, some funds have proposals that are intended to help them increase their management efficiency by granting them additional investment flexibility. The trustees, including myself, believe these proposals are in the best interests of the shareholders, and we recommend a vote "For" each of them.

No matter how many shares you own, your vote is important. A proxy solicitor, D.F. King & Co., has been retained to make follow-up phone calls as may be necessary on behalf of the funds. But your prompt response will help reduce proxy costs -- which are paid by the funds and their shareholders -- and will also mean that you can avoid receiving follow-up phone calls or mailings. Voting by internet or phone lowers proxy costs even further.

All of us thank you for your attention to this important matter, and we promise to continue to work hard to help you achieve your financial goals.


                                                     Sincerely,


                                                     CHARLES R. SCHWAB, CHAIRMAN
                                                     SchwabFunds

WHAT ARE SHAREHOLDERS VOTING ON?

The funds are asking shareholders to vote on two types of proposals:

 - TO ELECT TRUSTEES. In this election, most of the nominees are current SchwabFunds trustees who are up for re-election. Four are first-time nominees. Three of the four would fill newly created seats for independent trustees.
 - TO CONSIDER CHANGING OR ELIMINATING CERTAIN INVESTMENT POLICIES (NOT FOR ALL FUNDS). These policies are fundamental policies, meaning that they cannot be changed without shareholder approval. The main reason for these proposed changes is to allow the funds a degree of strategic flexibility for more effective -- and more competitive -- investment management practices.

These pages tell you more about the proposals and explain the main reasons why the trustees believe the proposals are in the best interests of shareholders.

If any other proposals are brought before the special meeting in an appropriate fashion, these may be voted on as well. As of the time this document was prepared, the trustees were not aware of any other proposals.

WHY ARE THE TRUSTEES INCREASING THE NUMBER OF
INDEPENDENT BOARD MEMBERS?

The Board of Trustees is responsible for protecting the interests of the funds' shareholders. The Board meets regularly to review the funds' activities, contractual arrangements and performance. SchwabFunds agrees that independent trustees play an important role in fulfilling this responsibility.

SchwabFunds is not alone in holding this view. Recently, the Securities and Exchange Commission (SEC), the main federal body that regulates investment companies, announced a series of proposed amendments to existing laws that govern the role of independent trustees of mutual funds. Their proposal would require that a majority of trustees be independent (the current requirement is 40%), and would encourage boards to make independent trustees a super-majority (two-thirds majority). The trustees for the SchwabFunds agree that a super-majority is in the best interests of shareholders, and have voted to create three new seats, which, if approved by shareholders, will give independent trustees more than a two-thirds majority.


BEFORE YOU VOTE

The information on these pages is only a summary. Before you vote, please read the proxy statement, which starts on page 8.

It's important to vote as soon as you can. That way, the funds -- and their shareholders -- won't have to bear the costs of additional solicitations.


4 ABOUT THE PROPOSALS

WHO WOULD THE NEW TRUSTEES BE?

The SchwabFunds trustees set the number of seats on the board and present nominees to the shareholders, who then vote on them. The current trustees nominated the candidates who are up for election and urge you to vote for all of them. This proposal affects all SchwabFunds. To find out more, including information on each nominee, see Proposal 1 in the full proxy statement.


DO THE PROPOSED POLICY CHANGES AFFECT MY FUND, AND IF SO, HOW?

Many of the funds have NO PROPOSED POLICY CHANGES. The table on the next page shows which funds would be affected by proposed policy changes (Proposals 2 and 3 in the full proxy statement), and which funds would be affected by which types of changes. If your fund is among those with proposed policy changes, you should read the questions below and their corresponding proposals in the full proxy statement. There are two types of proposed policy changes: changes to fundamental investment limitations (Proposal 2), and changes to investment objectives (Proposal 3).


WHAT ARE THE REASONS FOR THE PROPOSED CHANGES IN FUNDAMENTAL LIMITATIONS (PROPOSAL 2)?

Some of the funds' policies reflect government regulations that no longer exist. In other cases, limitations are more stringent than current government regulations require. SchwabFunds believes the proposed changes in investment limitations will benefit shareholders by allowing funds to adapt more quickly to future changes in investment opportunities.

The funds' trustees believe that it would benefit shareholders if SchwabFunds updated their fundamental investment limitations.


WHAT ARE THE REASONS FOR THE PROPOSED CHANGES IN INVESTMENT OBJECTIVES (PROPOSAL
3)?

By approving investment objectives that require a fund to simply track its target sector using an indexing strategy -- without naming the index specifically or including any other index criteria -- the funds will have the flexibility necessary to more accurately capture the returns of their market sector without the cost and delay of future shareholder meetings.

For example, the Schwab Small-Cap Index's universe consists of the second-largest 1,000 U.S. stocks (as measured by market capitalization). However, this universe of stocks may not always be the best barometer of the small-cap sector and, in the future, could lack the typical characteristics of small-cap stocks, e.g. higher potential for long-term growth. If this were to happen the benchmark index might need to be materially modified or the fund might need to select a different benchmark index in order to continue to accurately track the small-cap sector of the U.S. stock market.

The funds' trustees believe that it would benefit shareholders if the two funds amended their investment objectives.


NONE OF THE PROPOSED CHANGES WILL LOWER THE STANDARDS FOR CREDIT QUALITY THAT A FUND'S INVESTMENTS MUST MEET.

                                                                               5
About the proposals

                                                                  Proposed changes in             Proposed changes in
                                                                       limitations                     objectives
SCHWABFUNDS                                                            (PROPOSAL 2)                   (PROPOSAL 3)



 SCHWAB EQUITY FUNDS

    Analytics Fund(R)                                                         -
    Institutional Select(TM) Large-Cap Value Index Fund
    Institutional Select(TM) S&P 500 Fund
    Institutional Select(TM) Small-Cap Value Index Fund
    MarketManager(TM) Balanced Portfolio
    MarketManager(TM) Growth Portfolio
    MarketManager(TM) International Portfolio                                 -
    MarketManager(TM) Small Cap Portfolio
    MarketTrack(TM) All Equity Portfolio
    MarketTrack(TM) Balanced Portfolio                                        -
    MarketTrack(TM) Conservative Portfolio                                    -
    MarketTrack(TM) Growth Portfolio                                          -
    S&P 500 Fund                                                              -
    Schwab 1000 Fund(R)                                                       -
    Schwab International Index Fund(R)                                        -                            -
    Schwab Small-Cap Index Fund(R)                                            -                            -
    Schwab Total Stock Market Index Fund(TM)


 SCHWAB BOND FUNDS

    California Long-Term Tax-Free Bond Fund                                   -
    California Short/Intermediate Tax-Free Bond Fund                          -
    Long-Term Tax-Free Bond Fund                                              -
    Short/Intermediate Tax-Free Bond Fund                                     -
    Short-Term Bond Market Index Fund                                         -
    Total Bond Market Index Fund(TM)                                          -
    YieldPlus Fund(TM)


 SCHWAB MONEY FUNDS

    California Municipal Money Fund                                           -
    Florida Municipal Money Fund
    Government Cash Reserves Fund
    Government Money Fund                                                     -
    Institutional Advantage Money Fund(R)                                     -
    Money Market Fund                                                         -
    Municipal Money Fund                                                      -
    New Jersey Municipal Money Fund
    New York Municipal Money Fund                                             -
    Pennsylvania Municipal Money Fund
    Retirement Money Fund(R)                                                  -
    U.S. Treasury Money Fund                                                  -
    Value Advantage Money Fund(R)                                             -


HOW TO VOTE
YOUR SHARES

  Voting your shares is easy and doesn't have to take long. Use any of the following options -- and remember that voting by internet or phone will help lower fund expenses. For internet and touch tone phone voting, you'll need the 12-digit number(s) on your enclosed proxy voting card(s).

- BY INTERNET: go to www.proxyvote.com and follow the instructions

- BY TOUCH TONE PHONE: call toll-free 800-690-6903 and follow the recorded instructions

- BY MAIL: mark your votes on the enclosed proxy card(s), sign and date, and mail using the postage-paid envelope provided

  Remember: If you vote by internet or phone, do not mail in your proxy card(s). Please make sure you vote all the enclosed proxy card(s).

6
About the proposals

MEETING NOTICE



NOTICE OF SPECIAL MEETING
OF ALL SCHWABFUNDS SHAREHOLDERS TO BE HELD JUNE 1, 2000

TO SHAREHOLDERS OF ALL SCHWABFUNDS: Notice is hereby given that a special meeting of shareholders of all SchwabFunds will be held at the A.P. Giannini Auditorium, 555 California Street, Concourse Level, San Francisco, California 94104-1502 on June 1, 2000 beginning at 10:00 a.m. Pacific Time for the following purposes:

1. To elect trustees of each fund to hold office until their successors are duly elected and qualified;

2. To eliminate, reclassify or amend certain fundamental investment policies and restrictions;

3. To amend fundamental investment objectives of certain funds; and

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

The close of business on March 3, 2000 was fixed as the record date for determining which shareholders are entitled to notice of the meeting and any adjournments thereof and are entitled to vote.



                  By order of the Board of Trustees,



                  Frances Cole
                  Secretary



March 21, 2000

                                                                               7
                                                                  Meeting Notice

                      THE CHARLES SCHWAB FAMILY OF FUNDS
                               SCHWAB INVESTMENTS
                              SCHWAB CAPITAL TRUST

                              101 MONTGOMERY STREET
                         SAN FRANCISCO, CALIFORNIA 94104

                                 PROXY STATEMENT
                                       FOR
                  SPECIAL MEETINGS OF SHAREHOLDERS OF THE FUNDS
                           TO BE HELD ON JUNE 1, 2000

This Proxy Statement is being furnished to the shareholders of each fund of The Charles Schwab Family of Funds ("Family of Funds"), Schwab Investments ("Investments") and Schwab Capital Trust ("Capital Trust"), each, a Massachusetts business trust (each, a "Trust" and, collectively, the "Trusts"), in connection with the solicitation of proxies by and on behalf of each of the Boards of Trustees (collectively, the "Board of Trustees") for use at the Special Meetings of Shareholders of the Funds each to be held at the A.P. Giannini Auditorium, 555 California Street, Concourse Level, San Francisco, California 94104-1502, on June 1, 2000, at 10:00 a.m. Pacific time for Family of Funds, at 10:15 a.m. Pacific time for Investments, and at 10:30 a.m. Pacific time for Capital Trust and at any adjournment(s) of each meeting (each, a "meeting"). This proxy statement is first being mailed to shareholders on or about March 21, 2000.

Each Trust and fund shares the same Board of Trustees. The Board of Trustees has fixed the close of business on March 3, 2000 as the record date (the "record date") for determining fund shareholders entitled to notice of, and to vote at, the meetings and any adjournment(s) thereof. Only holders of shares of the funds at the close of business on the record date are entitled to notice of, and to vote at, the meeting and at any adjournment(s) thereof. The following chart shows the number of issued and outstanding shares of each fund entitled to vote:

EQUITY FUNDS:                               BOND FUNDS:                                        MONEY MARKET FUNDS:
-------------                               -----------                                        -------------------
Analytics Fund(R)                           California Long-Term Tax-Free Bond Fund            California Municipal Money Fund
Institutional Select(TM) Large-Cap          California Short/Intermediate Tax-Free Bond Fund   Florida Municipal Money Fund
   Value Index Fund                         Long-Term Tax-Free Bond Fund                       Government Cash Reserves Fund
Institutional Select(TM) S&P 500 Fund       Short/Intermediate Tax-Free Bond Fund              Government Money Fund
Institutional Select(TM) Small-Cap          Short-Term Bond Market Index Fund                  Institutional Advantage Money Fund(R)
   Value Index Fund                         Total Bond Market Index Fund(TM)                   Money Market Fund
MarketManager(TM) Balanced Portfolio        YieldPlus Fund(TM)                                 Municipal Money Fund
MarketManager(TM) Growth Portfolio                                                             New Jersey Municipal Money Fund
MarketManager(TM) International Portfolio                                                      New York Municipal Money Fund
MarketManager(TM) Small Cap Portfolio                                                          Pennsylvania Municipal Money Fund
MarketTrack(TM) All Equity Portfolio                                                           Retirement Money Fund(R)
MarketTrack(TM) Balanced Portfolio                                                             U.S. Treasury Money Fund
MarketTrack(TM) Conservative Portfolio                                                         Value Advantage Money Fund(R)
MarketTrack(TM) Growth Portfolio
S&P 500 Fund
Schwab 1000 Fund(R)
Schwab International Index Fund(R)
Small-Cap Index Fund(R)
Total Stock Market Index Fund

The holder of each outstanding full share of a fund as of the close of business on the record date is entitled to one vote upon each matter properly submitted to the meeting or any adjournment(s) thereof, and a proportionate fractional vote for each fractional share held. Shareholders of a fund with more than one class of shares will vote in the aggregate on each of the Proposals and any element thereof. Shareholders of a fund may vote by class or in the aggregate, as appropriate, on such other business as may properly come before the meeting as required by law, including the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (together, the "1940 Act").

Shareholders are requested to vote by internet, phone or by returning the enclosed proxy cards. Voting by internet costs the funds less than if you vote by telephone or mail. Depending on the number of funds for which you are a shareholder and the number of Schwab accounts you have, you may receive more than one proxy card.

If you vote by mail, complete, date, sign and promptly return the enclosed proxy cards in the accompanying envelope. If the enclosed proxy cards are properly executed and returned prior to the meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy cards or, if no instructions are marked on the proxy cards, the proxies will be voted FOR the Proposals described in this Proxy Statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the meeting or any adjournment(s) thereof.

You may revoke your proxy at any time prior to its exercise by attending the meeting and voting in person or by submitting, prior to the meeting, a written notice of revocation or subsequently dated proxy.

The Board of Trustees does not know of any matter to be considered at the meeting other than the matters described in the Notice of Special Meeting accompanying this Proxy Statement.

In the event a quorum is not present at a meeting or sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies. A shareholder vote may be taken on any other matter to come properly before the meeting prior to such adjournment(s) if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment(s) of a meeting will require the affirmative vote of a majority of those shares of the funds of the Trust present at the meeting in person or by proxy. Abstentions and broker "non-votes" (i.e., proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted as shares that are present for purposes of determining the presence of a quorum, but will not be counted as votes "For" a Proposal. Accordingly, abstentions and broker "non-votes" will have the effect of a vote against the Proposals.

In addition to the solicitation of proxies by mail, officers of the trusts, officers and employees of Charles Schwab Investment Management, Inc. (the "investment adviser"), the funds' investment adviser and administrator, and Charles Schwab & Co., Inc. ("Schwab"), the funds' distributor, transfer agent and shareholder servicing agent, also may solicit proxies electronically, by telephone, by telegraph, in person or by other means.

Each fund has retained D.F. King & Co., Inc., a proxy solicitation firm, at an estimated total cost of $1.5 million, to assist in the solicitation of proxies. However, the exact cost will depend upon the amount and types of services rendered. Each fund will bear its pro rata share of costs of solicitation and expenses incurred in connection with preparing this Proxy Statement, including the cost of retaining a proxy solicitation firm. Each fund also will reimburse certain parties for their expenses in forwarding proxy materials to beneficial owners of fund shares. As described in the funds' prospectuses, the investment adviser and/or Schwab have guaranteed that the total operating expenses of some funds will not exceed a certain percentage of a fund's average daily net assets through a specified period of time. For purposes of the guarantee, total operating expenses do not include interest, taxes, brokerage commissions and extraordinary expenses. As extraordinary expenses, therefore, expenses related to this proxy solicitation will be excluded from the calculations of each fund's total operating expenses for purposes of the investment adviser's and Schwab's guarantee.

QUORUM AND REQUIRED VOTE
In order to take action on any Proposal, a "quorum" or a majority of the shares entitled to vote on that Proposal must be present in person or by proxy. Election of each Nominee in Proposal 1 requires the affirmative vote of the holders of a plurality of the shares of each Trust. Approval of the elements of Proposals 2 and 3, applicable to a fund, requires the favorable vote of a majority of outstanding voting shares of a fund as defined by the 1940 Act. The favorable vote of a majority of outstanding shares of a fund is the lesser of
(i) 67% or more of the shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting, or
(ii) more than 50% of the outstanding voting shares of the fund.

On the next page is a table, which lists each fund and the corresponding proposals.

                                                                TRUSTEE            PROPOSED CHANGES IN     PROPOSED CHANGES IN
                                                                ELECTION               LIMITATIONS              OBJECTIVES
  SCHWABFUNDS                                                 (PROPOSAL 1)             (PROPOSAL 2)            (PROPOSAL 3)


 SCHWAB EQUITY FUNDS

    Analytics Fund(R)                                          (check mark)           (c),(d),(i)-(k)                 -
    Institutional Select(TM) Large-Cap Value Index Fund        (check mark)           -                              -
    Institutional Select(TM) S&P 500 Fund                      (check mark)           -                              -
    Institutional Select(TM) Small-Cap Value Index Fund        (check mark)           -                              -
    MarketManager(TM) Balanced Portfolio                       (check mark)           -                              -
    MarketManager(TM) Growth Portfolio                         (check mark)           -                              -
    MarketManager(TM) International Portfolio                  (check mark)          (c),(d),(i)-(k)                 -
    MarketManager(TM) Small Cap Portfolio                      (check mark)           -                              -
    MarketTrack(TM) All Equity Portfolio                       (check mark)           -                              -
    MarketTrack(TM) Balanced Portfolio                         (check mark)          (c),(d),(f),(h)-(l)             -
    MarketTrack(TM) Conservative Portfolio                     (check mark)          (c),(d),(f),(h)-(l)             -
    MarketTrack(TM)  Growth Portfolio                          (check mark)          (c),(d),(f),(h)-(l)             -
    S&P 500 Fund                                               (check mark)          (c),(d),(f),(h)-(l)             -
    Schwab 1000 Fund(R)                                        (check mark)          (c),(d),(f),(h)-(l)             -
    Schwab International Index Fund(R)                         (check mark)          (c),(d),(f),(h)-(l)            (b)
    Schwab Small-Cap Index Fund(R)                             (check mark)          (c),(d),(f),(h)-(l)            (a)
    Schwab Total Stock Market Index Fund(TM)                   (check mark)           -                              -


 SCHWAB BOND FUNDS

    California Long-Term Tax-Free Bond Fund                    (check mark)        (c),(f),(h)-(l),(n)             -
    California Short/Intermediate Tax-Free Bond Fund           (check mark)        (c),(f),(h)-(l),(n)             -
    Long-Term Tax-Free Bond Fund                               (check mark)        (c),(f),(h)-(l),(n)             -
    Short/Intermediate Tax-Free Bond Fund                      (check mark)        (c),(f),(h)-(l),(n)             -
    Short-Term Bond Market Index Fund(TM)                      (check mark)        (d),(l)                         -
    Total Bond Market Index Fund                               (check mark)        (d),(l)                         -
    YieldPlus Fund(TM)                                         (check mark)         -                              -


 SCHWAB MONEY FUNDS

    California Municipal Money Fund                            (check mark)        (f),(h)-(n)                     -
    Florida Municipal Money Fund                               (check mark)         -                              -
    Government Cash Reserves Fund                              (check mark)         -                              -
    Government Money Fund                                      (check mark)        (a)-(m)                         -
    Institutional Advantage Money Fund(R)                      (check mark)        (c)-(m)                         -
    Money Market Fund                                          (check mark)        (a)-(m)                         -
    Municipal Money Fund                                       (check mark)        (f),(h)-(m)                     -
    New Jersey Municipal Money Fund                            (check mark)         -                              -
    New York Municipal Money Fund                              (check mark)        (f),(h)-(n)                     -
    Pennsylvania Municipal Money Fund                          (check mark)         -                              -
    Retirement Money Fund(R)                                   (check mark)        (c)-(m)                         -
    U.S. Treasury Money Fund                                   (check mark)        (b),(c),(d),(i),(j),(k),(l)     -
    Value Advantage Money Fund(R)                              (check mark)        (c),(i),(j)-(k)                 -

                                   PROPOSAL 1

                       THE CHARLES SCHWAB FAMILY OF FUNDS
                              SCHWAB CAPITAL TRUST
                               SCHWAB INVESTMENTS


                              ELECTION OF TRUSTEES

It is proposed that shareholders of each Trust elect ten nominees to serve as Trustees, each to hold office until a successor is elected and qualified. Six of the nominees currently serve as Trustees and it is proposed that they be reelected. It also is proposed that four nominees who have not previously served as Trustees be elected. It is the intention of the persons named in the accompanying proxies to vote for the election of the persons listed below unless shareholders indicate on their proxy cards their desire to withhold authority to vote for elections to office. Each nominee has consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected. A nominee shall be elected to a Board by the vote of a plurality of the Trust's shareholders. The Board of Trustees does not know of any reason why any nominee would be unable or unwilling to serve as a Trustee, but if any nominee should become unable to serve prior to the meeting, the proxy holders reserve the right to vote for another person of their choice as nominee or nominees.

INFORMATION REGARDING NOMINEES
Information about each nominee, including his or her name, date of birth, position with the Trust, length of service in such position and principal occupation or employment for the past 5 years, and shares of each fund beneficially owned is set forth below. Each nominee, except for Mariann Byerwalter, Jeremiah H. Chafkin, William A. Hasler, and Gerald B. Smith, currently serves as a Trustee to each of the Trusts. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.

                                                                                                                      NUMBER  AND
                                                                                                                      % OF SHARES
                                                                                                                      OF ANY CLASS
                                                                                                                        OF A FUND
                                                                                                                      BENEFICIALLY
                                                                                                                         OWNED AS OF
NAME, DATE OF BIRTH, PRINCIPAL OCCUPATION & OTHER TRUSTEESHIPS                        TRUSTEE SINCE                  RECORD DATE**
--------------------------------------------------------------                        -------------                  -------------
MARIANN BYERWALTER
August 13, 1960
Vice President for Business Affairs and Chief Financial Officer, Stanford
University (higher education). Prior to February 1996, Ms. Byerwalter was Chief
Financial Officer of Eureka Bank (savings and loans) and Chief Financial Officer and Chief Operating Officer of America First Eureka Holdings, Inc. (holding company). Ms. Byerwalter also is on the Board of Directors of American First
Companies, Omaha, NE (investment banking) and Redwood Trust, Inc. (mortgaging).

JEREMIAH H. CHAFKIN*
May 5, 1959
Executive Vice President, SchwabFunds(R), Charles Schwab & Co., Inc.; President and Chief Operating Officer, Charles Schwab Investment Management, Inc. Prior to
November 1999, Mr. Chafkin was a Senior Managing Director for Bankers Trust
Company.

DONALD F. DORWARD
September 23, 1931
Chief Executive Officer, Dorward & Associates. From 1996 to 1999, Mr. Dorward         1989 - Family of Funds
was Executive Vice President and Managing Director, Grey Advertising. From 1990       1991 - Investments
to 1996, Mr. Dorward was President and Chief Executive Officer, Dorward &             1993 - Capital Trust
Associates (advertising and marketing/consulting firm). Trustee of Schwab
Annuity Portfolios since 1994.

WILLIAM A. HASLER
November 22, 1941
Co-Chief Executive Officer, Aphton Corporation (bio-pharmaceuticals). Prior to
August 1998, Mr. Hasler was Dean of the Business School for Haas School of
Business (higher education). Mr. Hasler also is on the Board of Directors of Solectron Corporation (manufacturing), Tenera, Inc. (services and software),
Airlease Ltd. (aircraft leasing) and Mission West Properties (commercial real estate).

                                                                                                                      NUMBER  AND
                                                                                                                      % OF SHARES
                                                                                                                      OF ANY CLASS
                                                                                                                        OF A FUND
                                                                                                                      BENEFICIALLY
                                                                                                                      OWNED AS OF
NAME, DATE OF BIRTH, PRINCIPAL OCCUPATION & OTHER TRUSTEESHIPS                        TRUSTEE SINCE                  RECORD DATE**
--------------------------------------------------------------                        -------------                  -------------
ROBERT G. HOLMES                                                                        1989 - Family of Funds
May 15, 1931                                                                            1991 - Investments
Chairman, Chief Executive Officer and Director, Semloh Financial, Inc.                  1993 - Capital Trust
(international financial services and investment advisory firm). Trustee of
Schwab Annuity Portfolios since 1994.

STEVEN L. SCHEID*                                                                       1998 - Family of Funds
June 28, 1953                                                                           1998 - Investments
Vice Chairman and Executive Vice President, The Charles Schwab Corporation; Vice        1998 - Capital Trust
Chairman and Enterprise President - Financial Products and Services, Charles
Schwab & Co., Inc.; Chief Executive Officer, Chief Financial Officer and
Director, Charles Schwab Investment Management, Inc. From 1994 to 1996, Mr.
Scheid was Executive Vice President of Finance for First Interstate Bancorp and
Principal Financial Officer from 1995 to 1996. Prior to 1994, Mr. Scheid was
Chief Financial Officer, First Interstate Bancorp and Principal Financial
Officer from 1995 to 1996. Prior to 1994, Mr. Scheid was Chief Financial
Officer, First Interstate Bank of Texas. Trustee of Schwab Annuity Portfolios
since 1994.

CHARLES R. SCHWAB*                                                                      1989 - Family of Funds
July 29, 1937                                                                           1991 - Investments
Chairman, Co-Chief Executive Officer and Director, The Charles Schwab                   1993 - Capital Trust
Corporation; Chairman, Chief Executive Officer and Director, Charles Schwab
Holdings, Inc.; Chairman and Director, Charles Schwab & Co., Inc., Charles
Schwab Investment Management, Inc., The Charles Schwab Trust Company and Schwab
Retirement Plan Services, Inc.; Chairman and Director (current board positions), and Chairman (officer position) until December 1995, Mayer & Schweitzer, Inc. (a securities brokerage subsidiary of The Charles Schwab Corporation); Director;
The Gap, Inc. (a clothing retailer), Transamerica Corporation (a financial services organization), AirTouch Communications (a telecommunications company)
and Siebel Systems (a software company). Trustee of Schwab Annuity Portfolios since 1994.


GERALD B. SMITH
September 28, 1950
Chairman and Chief Executive Officer, Smith Graham & Co. (investment management). Mr. Smith also is on the Board of Directors of Pennzoil-Quaker
State Company (automotive).


DONALD R. STEPHENS                                                                      1989 - Family of Funds
June 28, 1938                                                                           1991 - Investments
Managing Partner, D.R. Stephens & Company (investments) and Chairman                    1993 - Capital Trust
 and Chief Executive Officer of North American Trust (a real estate investment trust). Trustee of Schwab Annuity Portfolios since 1994.


MICHAEL W. WILSEY                                                                       1989 - Family of Funds
August 18, 1943                                                                         1991 - Investments
Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (truck and air               1993 - Capital Trust
transportation, real estate investment and management, and investments). Trustee of Schwab Annuity Portfolios since 1994.


 *Denotes an "interested person" of a Trust as defined in the 1940 Act.

**The Trusts have no knowledge as to whether any nominee has the right to acquire beneficial ownership of shares of any class of a Fund. [Each Nominee owns less than 1% of the outstanding shares of each fund.]

MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees met 6 times on behalf of Family of Funds, and 5 times on behalf of Capital Trust and Investments, during each fund's most recent full fiscal year. In each such fiscal year, each Trustee, except Mr. Schwab, attended at least 80% of these meetings. Each Trust also has an Audit/Portfolio Compliance Committee comprised of all of the Trustees who are not "interested persons" of such Trust (the "Independent Trustees"), which quarterly (and, as necessary, more frequently) reviews financial statements and other audit-related matters for the Trust. The Audit/Portfolio Compliance Committee met 4 times during each Trust's last fiscal year. In each such year, each member attended at least 75% of these meetings. Each Trust also has a Nominating Committee comprised of the Independent Trustees, which meets as often as deemed appropriate by the Nominating Committee for the primary purpose of nominating persons to serve as a member of the Board of Trustees. The Nominating Committee did not meet during each fund's most recent fiscal year. The Nominating Committee will not consider nominees recommended by shareholders. None of the Trusts have a standing compensation committee or any committee performing similar functions.

COMPENSATION OF TRUSTEES, OFFICERS AND OTHERS

Trustees and officers of the Trusts who are also "interested persons" of such Trust, receive no compensation from the Trusts. However, each Independent Trustee currently receives a quarterly fee of $21,650 from the Fund Complex, which includes each Trust, as well as Schwab Annuity Portfolios, and an additional $5,000 from the Fund Complex for each regular meeting of the Board of Trustees and each meeting of the Audit/Portfolio Compliance Committee attended, and is reimbursed for all reasonable out-of-pocket expenses. Each Independent Trustee also receives $1,000 from the Fund Complex for each special meeting attended with a duration of over 2 hours, and is reimbursed for all reasonable out-of-pocket expenses. The Trusts have no bonus, pension, profit sharing or retirement plan, although the Trusts have adopted deferred compensation plans for their Trustees, as described following the table below.


The compensation paid to current Trustees from each Trust and the Fund Complex is shown in the table BELOW.


                               COMPENSATION TABLE

NAME OF PERSON, POSITION WITH EACH TRUST    AGGREGATE COMPENSATION FROM THE TRUSTS  TOTAL COMPENSATION FROM THE FUND COMPLEX

                                                FAMILY OF     CAPITAL        INVEST-
                                                 FUNDS(1)     TRUST(2)      MENTS(3)

Donald F. Dorward, Trustee

Robert G. Holmes, Trustee

William J. Klipp, (4) Trustee                   $0            $0              $0         $0

Steven L. Scheid, President and Trustee         $0            $0              $0         $0

Charles R. Schwab, Trustee;                     $0            $0              $0         $0

Chairman and Chief Executive Officer

Donald R. Stephens, Trustee

Michael W. Wilsey, Trustee

(1)   Amounts are for the fiscal year ended December 31, 1999.

(2)   Amounts are for the fiscal year ended October 31, 1999.

(3) Amounts are for the fiscal year ended August 31, 1999, except amounts for the Schwab 1000 Fund(R), which are for the fiscal year ended October 31, 1999.

(4) Mr. Klipp departed Schwab in 1999 and is expected to resign from the Board of Trustees effective [ ].


DEFERRED COMPENSATION PLAN
Pursuant to exemptive relief received from the Securities and Exchange Commission ("SEC"), each Trust may enter into a deferred compensation plan (the "Plan") with the Independent Trustees. As of the date of this Proxy Statement, none of the Independent Trustees has elected to participate in the Plan. If an Independent Trustee elects to participate in the plan, deferred fees will be credited to an account established by the Trust as of the date that such fees would have been paid to the Trustee. The value of this account will increase or decrease as if the fees credited to the account had been invested in the shares of SchwabFunds selected by the Trustee.

VOTING REQUIREMENTS
Election of each Nominee requires the affirmative vote of the holders of a plurality of the shares of each Trust.

                  THE BOARD OF TRUSTEES RECOMMEND THAT YOU VOTE
                               "FOR" EACH NOMINEE.

                                   PROPOSAL 2


           ELIMINATING, AMENDING OR RECLASSIFYING CERTAIN FUNDAMENTAL
                      INVESTMENT POLICIES AND RESTRICTIONS


FUNDS AFFECTED:

EQUITY FUNDS:                              BOND FUNDS:                                        MONEY MARKET FUNDS:
-------------                              -----------                                        -------------------
Analytics Fund(R)                          California Long-Term Tax-Free Bond Fund            California Municipal Money Fund
MarketManager(TM) International Portfolio  California Short/Intermediate Tax-Free Bond Fund   Government Money Fund
MarketTrack(TM) Balanced Portfolio         Long-Term Tax-Free Bond Fund                       Institutional Advantage Money Fund(R)
MarketTrack(TM) Conservative Portfolio     Short/Intermediate Tax-Free Bond Fund              Money Market Fund
MarketTrack(TM) Growth Portfolio           Short-Term Bond Market Index Fund                  Municipal Money Fund
S&P 500 Fund                               Total Bond Market Index Fund(TM)                   New York Municipal Money Fund
Schwab 1000 Fund(R)                                                                           Retirement Money Fund(R)
Schwab International Index Fund(R)                                                            U.S. Treasury Money Fund
Small-Cap Index Fund(R)                                                                       Value Advantage Money Fund(R)

BACKGROUND
Each fund operates in accordance with the investment objectives, policies and restrictions described in its prospectus and statement of additional information (together, a fund's "policies"). The funds generally classify their policies as either "fundamental" or "non-fundamental." A fundamental policy may be changed only by vote of a majority of a fund's outstanding shares while non-fundamental policies may be changed by vote of a fund's Board of Trustees. The 1940 Act requires the funds to classify only certain policies as fundamental. With this Proposal, the funds seek to modernize their fundamental policies by reclassifying policies that are not required by the 1940 Act to be fundamental as non-fundamental so that, with Board approval, they may more easily respond to a changing investment environment.

Since each fund was created, there have been a number of changes in the SEC regulations that govern the funds. First, significant federal legislation in 1996 preempted state regulation of all mutual funds. As a result, many investment policies previously imposed on the funds by various states are no longer required. Second, significant changes to Rule 2a-7 under the 1940 Act, which governs the investments and operations of money market funds, took effect in 1991, 1997 and 1998. Thus, many of the current fundamental policies of the money market funds predate the current requirements of Rule 2a-7 and are, in significant respects, more restrictive than Rule 2a-7 currently requires. In addition, new types of instruments have been developed, which the funds may not be permitted to invest in because of their outdated fundamental policies.

Recently, the investment adviser performed a comprehensive review of the funds' fundamental policies and, the Board of Trustees, based on the recommendations of the investment adviser, has approved revisions to these policies designed to:
(1) simplify and modernize policies required to be fundamental; and (2) eliminate or recharacterize as non-fundamental, policies not required to be fundamental.

Approval of these changes by shareholders would allow the investment adviser greater flexibility, subject to the supervision of the Board of Trustees and consistent with legal requirements, in selecting investments for the funds. The Board of Trustees also believes that the proposed changes will enhance the investment adviser's ability to manage the funds' investment portfolios, such that your fund's investment opportunities, accordingly, may increase.

In some cases the Board of Trustees recommends that fundamental policies be amended and/or eliminated completely. In other cases the Board recommends amending and/or reclassifying policies as non-fundamental. If the Board of Trustees decides in the future to change or eliminate a reclassified non-fundamental policy, the change would be disclosed in the funds' prospectus and/or statement of additional information, if required.

Each proposed change to a fund's fundamental policies recommended by the Board of Trustees is discussed in detail below. In order to help you understand the proposed changes, an Appendix has been attached at the end of this proxy statement. The Appendix contains a complete list of funds affected by Proposals 2 and 3, and a comprehensive list of their current fundamental policies and proposed fundamental and non-fundamental policies.

VOTING REQUIREMENTS
Approval of each element of Proposal 2 requires the favorable vote of a majority of outstanding voting shares of a fund as defined by the 1940 Act. Proposal 2 is separated into elements specific to each type of fundamental policy involved, e.g., maturity, borrowing, and concentration. You may vote for the elements of Proposal 2 applicable to your fund either (i) as a group; or (ii) by each element. If you vote on the elements of Proposal 2 as a group, a fund will record your votes as having been cast "FOR" or "AGAINST," as applicable, each applicable element within the Proposal. Alternatively, you may vote separately for or against each element of Proposal 2. If you return a proxy card with a vote on the entire Proposal as a group and separate votes on specific elements of the Proposal, your vote on the entire Proposal as a group will control and be recorded as your intended vote.

If shareholders of a fund approve some, but not all, elements of Proposal 2, the fund will have a combination of certain current fundamental policies and certain proposed fundamental and non-fundamental policies.

  (a) PROPOSAL TO ELIMINATE FUNDAMENTAL POLICY MAKING ALL POLICIES FUNDAMENTAL



FUNDS AFFECTED:

MONEY MARKET FUNDS:

Government Money Fund
Money Market Fund

Each fund adopted a fundamental policy at its inception requiring that all of its policies be fundamental. It is proposed that, for each fund listed above, the fundamental policy making all fund policies fundamental be eliminated. The Appendix contains a complete statement of each fund's current fundamental policy.

ANALYSIS OF PROPOSED CHANGE

As described in the "Background" section above, the 1940 Act requires only a limited number of fund policies to be fundamental. However, disclosure practices at the time these funds were created resulted in the adoption of more restrictive and more detailed fundamental policies than new funds of this type would adopt today. If all of the funds' policies remain fundamental, the funds will continue to be prohibited from taking advantage of new investment opportunities that are potentially beneficial to shareholders and available to other money funds.

If approved, this element of Proposal 2 would allow each fund to adopt non-fundamental policies, which the Board of Trustees could take appropriate and timely action to amend as necessary, without the expense and delay associated with a shareholder meeting, in the event that regulatory changes occur, or new types of investments become available. Accordingly, the Board of Trustees believes that the funds would benefit by eliminating this current fundamental policy.

  (b) PROPOSAL TO AMEND AND RECLASSIFY FUND POLICIES REGARDING MATURITY OF FUND INVESTMENTS

FUNDS AFFECTED:

MONEY MARKET FUNDS

Government Money Fund
Money Market Fund
U.S. Treasury Money Fund

Currently, all three funds have fundamental policies restricting the purchase of securities with remaining maturities in excess of a certain time. The U.S. Treasury Money Fund's fundamental policy restricts the purchase of securities issued or guaranteed by the U.S. government that mature in more than 397 days. For the other two funds, the policy restricts investment in securities that mature in more than 365 days. It is proposed that the fundamental policy regarding maturity of fund investments be (i) for the Government Money Fund and Money Market Fund, amended and reclassified as a non-fundamental policy, and
(ii) for the U.S. Treasury Money Fund be reclassified as a non-fundamental policy. The Appendix contains a complete statement of each fund's current fundamental policy and proposed non-fundamental policy regarding maturity of fund investments.

ANALYSIS OF PROPOSED CHANGE

Since the time when the Money Market Fund and Government Money Fund were created, amendments to Rule 2a-7 have extended the maximum remaining maturity permissible for money market fund investments to 397 days. This element of Proposal 2 seeks to reclassify the maturity of investments policy of the Money Market Fund and Government Money Fund as non-fundamental, and extend it up to the maximum 397 days, as permitted under Rule 2a-7. These changes would make additional investment opportunities available to both funds and would increase the investment adviser's flexibility in managing the assets of each fund.

If approved, this element of Proposal 2 would allow the funds to invest in money market securities with remaining maturities of up to 397 days. Investing in instruments with longer maturities has the potential to increase each fund's yield. However, prices of securities with longer maturities tend to be more sensitive to changes in interest rates than prices of securities with shorter maturities. The Board of Trustees believes that the Government Money Fund and Money Market Fund would benefit from extending the maximum remaining maturity for fund investments to 397 days and by reclassifying their current fundamental policy regarding maturity of fund investments as non-fundamental.

The U.S. Treasury Money Fund's current fundamental policy is consistent with the limit currently imposed by Rule 2a-7 as to maturity of fund investments and, accordingly, the fund would continue to be managed in accordance with this policy even if it is reclassified as non-fundamental. However, approval of this element of Proposal 2 would allow the Board of Trustees to take appropriate and timely action to amend the policy in the future without the expense and delay associated with a shareholder meeting in the event that Rule 2a-7 is amended with respect to maturity of fund investments. The Board of Trustees believes this additional flexibility would benefit the fund and its shareholders.

  (c) PROPOSAL TO AMEND AND RECLASSIFY FUND POLICIES REGARDING BORROWING, LENDING, THE ISSUANCE OF SENIOR SECURITIES AND PLEDGING, MORTGAGING OR HYPOTHECATING FUND ASSETS

      (i) PROPOSED CHANGES REGARDING BORROWING

FUNDS AFFECTED:

EQUITY FUNDS:                              BOND FUNDS:                                       MONEY MARKET FUNDS:
-------------                              -----------                                       -------------------
Analytics Fund(R)                          California Long-Term Tax-Free Bond Fund           Government Money Fund
MarketManager(TM) International Portfolio  California Short/Intermediate Tax-Free Bond Fund  Institutional Advantage Money Fund(R)
MarketTrack(TM) Balanced Portfolio         Long-Term Tax-Free Bond Fund                      Money Market Fund
MarketTrack(TM) Conservative Portfolio     Short/Intermediate Tax-Free Bond Fund             Retirement Money Fund(R)
MarketTrack(TM) Growth Portfolio                                                             U.S. Treasury Money Fund
S&P 500 Fund
Schwab 1000 Fund(R)
Schwab International Index Fund(R)
Small-Cap Index Fund(R)

Each fund's current fundamental borrowing policy is more restrictive than required by the 1940 Act. It is proposed, for each fund listed above, that the fundamental policy regarding borrowing be amended and reclassified as a non-fundamental policy, and a new fundamental policy regarding borrowing be adopted. The Appendix contains a complete statement of each fund's current fundamental policy and proposed fundamental and non-fundamental policies regarding borrowing.

The new fundamental policy on borrowing would be:

     The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



The new non-fundamental policy on borrowing would be:

     The fund may not borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

ANALYSIS OF PROPOSED CHANGES

The 1940 Act requires all mutual funds to adopt fundamental policies regarding borrowing. The 1940 Act presently limits each fund's ability to borrow more than one-third of the value of its total assets. Over time, the SEC has acknowledged the existence of new types of investment practices that may be considered borrowings and may be permissible investments for mutual funds.

Approval of this element of Proposal 2 would replace the funds' current fundamental borrowing policies with a more flexible, standard fundamental borrowing policy. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the funds because it will allow the funds, subject to approval by the Board, to adapt to future developments in investment practices and changes in the governing laws and regulations without the delay and cost of a shareholder meeting.

At the same time, the funds would amend and reclassify their current fundamental policies so that they reflected the current borrowing practices permissible under the 1940 Act. The Board of Trustees believes that this non-fundamental borrowing policy is in the best interests of shareholders because it would allow the funds be limited only as required by the 1940 Act, thereby improving their ability to remain competitive. The Board of Trustees also would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the funds and their shareholders.

(ii)     PROPOSED CHANGE REGARDING LENDING

FUNDS AFFECTED:

EQUITY FUNDS:                              BOND FUNDS:                                       MONEY MARKET FUNDS:
-------------                              -----------                                       -------------------
Analytics Fund(R)                          California Long-Term Tax-Free Bond Fund           Government Money Fund
MarketManager(TM) International Portfolio  California Short/Intermediate Tax-Free Bond Fund  Institutional Advantage Money Fund(R)
MarketTrack(TM) Balanced Portfolio         Long-Term Tax-Free Bond Fund                      Money Market Fund
MarketTrack(TM) Conservative Portfolio     Short/Intermediate Tax-Free Bond Fund             Retirement Money Fund(R)
MarketTrack(TM) Growth Portfolio                                                             U.S. Treasury Money Fund
S&P 500 Fund                                                                                 Value Advantage Money Fund(R)
Schwab 1000 Fund(R)
Schwab International Index Fund(R)
Small-Cap Index Fund(R)

In many cases the funds' current fundamental lending policies are more restrictive than required by the 1940 Act. It is proposed, for each fund listed above, that the fundamental policy regarding lending be amended and reclassified as a non-fundamental policy, and a new fundamental policy regarding lending be adopted. The Appendix contains a complete statement of each fund's current fundamental policy and proposed fundamental and non-fundamental policies regarding lending.

The new fundamental policy on lending would be:

     The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The new non-fundamental policy on lending would be:

     The fund many not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

ANALYSIS OF PROPOSED CHANGES

The 1940 Act requires all mutual funds to adopt fundamental policies regarding lending. Although the 1940 Act does not impose percentage limits on the amount that funds may lend, the 1940 Act prohibits the funds from making loans to persons who control or are under common control with the funds, effectively prohibiting loans where conflicts of interest or undue influence are most likely present.

Approval of this element of Proposal 2 would allow the funds to lend to the extent permitted by current law by replacing the funds' current fundamental lending policies with a more flexible, standard fundamental lending policy. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the funds because it would allow the funds, subject to approval by the Board, to adapt to future developments in investment practices and changes in the governing laws and regulations without the delay and cost of a shareholder meeting.

At the same time, this element of Proposal 2 would amend and reclassify the funds' current lending policies as nonfundamental to reflect the current lending practices permitted by the 1940 Act. The Board of Trustees believes that this nonfundamental lending policy is in the best interests of the funds because it would allow the funds to be limited only as required by the 1940 Act, thereby improving their ability to remain competitive. The Board of Trustees also would be able to make changes to the nonfundamental policy in the future if deemed to be in the best interests of the funds and their shareholders.

(iii) PROPOSED CHANGE REGARDING ISSUANCE OF SENIOR SECURITIES AND PLEDGING, MORTGAGING OR HYPOTHECATING FUND ASSETS

FUNDS AFFECTED:

EQUITY FUNDS:                              BOND FUNDS:                                       MONEY MARKET FUNDS:
-------------                              -----------                                       -------------------
Analytics Fund(R)                          California Long-Term Tax-Free Bond Fund           Government Money Fund
MarketManager(TM) International Portfolio  California Short/Intermediate Tax-Free Bond Fund  Institutional Advantage Money Fund(R)
MarketTrack(TM) Balanced Portfolio         Long-Term Tax-Free Bond Fund                      Money Market Fund
MarketTrack(TM) Conservative Portfolio     Short/Intermediate Tax-Free Bond Fund             Retirement Money Fund(R)
MarketTrack(TM) Growth Portfolio                                                             U.S. Treasury Money Fund
S&P 500 Fund                                                                                 Value Advantage Money Fund(R)
Schwab 1000 Fund(R)
Schwab International Index Fund(R)
Small-Cap Index Fund(R)

The funds generally have fundamental policies restricting them from issuing senior securities. It is proposed that, for the funds listed above, (i) the fundamental policy regarding issuance of senior securities and any fundamental policies regarding pledging, mortgaging or hypothecating assets be replaced with a new fundamental policy, and (ii) any fundamental policies regarding writing, purchasing or selling puts and calls, selling shares short or purchasing on margin be reclassified as non-fundamental policies. The Appendix contains a complete statement of each fund's current fundamental policies and proposed fundamental and non-fundamental policies.

The new fundamental policy regarding issuance of senior securities would be:

     The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ANALYSIS OF PROPOSED CHANGES

The 1940 Act currently prohibits all mutual funds from issuing senior securities. Additionally, the 1940 Act requires all funds to adopt a fundamental policy regarding the issuance of senior securities. Under this element of Proposal 2, each fund seeks to replace its current fundamental policy regarding the issuance of senior securities with a more flexible, standard fundamental policy. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the funds because it would allow the funds, subject to Board approval, to adapt to future developments in investment practices and changes in the governing laws and regulations without the delay and cost of a shareholder meeting.

Since the funds adopted their current fundamental policies, the SEC staff's interpretation of what constituted the issuance of a senior security has evolved as market conditions warranted. For example, the SEC staff's current interpretation is that the purchase of securities on margin, the making of certain short sales, and the writing of puts and calls generally do not necessarily involve the creation of senior securities. To the extent a fund has a current policy prohibiting writing, purchasing or selling puts or calls, selling shares short or purchasing securities on margin, this element of Proposal 2 would reclassify the current policies as non-fundamental. The proposed changes would enable the Board of Trustees to evaluate the use of new portfolio management techniques and give the funds the flexibility to respond to potential future changes.

Some of the funds also have current fundamental policies regarding pledging, mortgaging or hypothecating assets. These were adopted by the funds because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. Therefore, the funds are no longer required to maintain these fundamental policies and this element of Proposal 2 seeks to eliminate them. The Board of Trustees believes that elimination of these policies would benefit the funds by increasing the investment adviser's flexibility in managing the assets of each fund.

(d)      PROPOSAL TO AMEND FUND POLICIES REGARDING DIVERSIFICATION

FUNDS AFFECTED:

EQUITY FUNDS:                                BOND FUNDS:                               MONEY MARKET FUNDS:
-------------                                -----------                               -------------------
Analytics Fund(R)                            Short-Term Bond Market Index Fund         Government Money Fund
MarketManager(TM) International Portfolio    Total Bond Market Index Fund(TM)          Institutional Advantage Money Fund(R)
MarketTrack(TM) Balanced Portfolio                                                     Money Market Fund
MarketTrack(TM) Conservative Portfolio                                                 Retirement Money Fund(R)
MarketTrack(TM) Growth Portfolio                                                       U.S. Treasury Money Fund
S&P 500 Fund
Schwab 1000 Fund(R)
Schwab International Index Fund(R)
Small-Cap Index Fund(R)

Each of the funds listed above are diversified mutual funds. It is proposed that the fundamental policy regarding diversification (i) for non-money market funds listed above, be reclassified as a non-fundamental policy, and (ii) for money market funds listed above, be amended and reclassified as a non-fundamental policy. It is also proposed that all funds listed above adopt a new fundamental policy regarding diversification. The Appendix contains a complete statement of each fund's current fundamental policies and proposed fundamental and non-fundamental policies regarding diversification.

The new fundamental policy for all funds would be:

     The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ANALYSIS OF PROPOSED CHANGE

Under this element of Proposal 2, the funds' current fundamental policies would be replaced by a more flexible fundamental policy regarding diversification. As diversified funds, the funds are limited by Section 5(b) of the 1940 Act, as to 75% of total assets, to invest no more than 5% of total assets in the securities of a single issuer and to purchase no more than 10% of the issuer's voting securities. Funds are not permitted to change their diversified status unless approved by shareholders. This element of Proposal 2 does not seek to change the funds' status as diversified investment management companies. This element of Proposal 2 does seek to amend the funds' diversification policy so that it would provide the maximum flexibility allowed for diversified mutual funds under the 1940 Act. The Board believes that this more flexible fundamental policy is in the best interests of the funds because it will allow the Board to take necessary and timely action to make changes to the funds' non-fundamental diversification policies when necessary.

In addition to the above limitations imposed on diversified mutual funds, the money market funds are subject to additional, stricter diversification requirements imposed by Rule 2a-7. Rule 2a-7 limits a money market fund to investing no more than 5% of its assets in the securities of a single issuer. This requirement applies with respect to 100% of a fund's assets, in contrast to
Section 5(b) diversification requirements which apply only with respect to 75% of a fund's assets. Rule 2a-7 does provide a safe harbor for a money market fund to invest up to 25% of its assets in the securities of a single issuer, but only for a period of up to three days. If this element of Proposal 2 is approved, the money market funds would adopt these as a non-fundamental policy.

Also, under this element of Proposal 2, the money market funds would no longer be limited to owning in aggregate with the holdings of other Schwab Money Funds 10% of any class of securities of any issuer. This limitation is not currently required under Rule 2a-7 or the diversification requirements of the 1940 Act. The Board of Trustees believes that eliminating this limitation will increase the potential investment opportunities for the money funds.

Approval of this element of Proposal 2 will not affect the funds' status as diversified mutual funds, which could only be changed in the future by shareholder vote. Additionally, if this element of Proposal 2 is approved, the U.S. Treasury Money Fund will adopt a new fundamental investment policies making the fund diversified.

(e) PROPOSAL TO ELIMINATE FUND POLICIES REGARDING INVESTMENTS IN "UNSEASONED ISSUERS"

FUNDS AFFECTED:

MONEY MARKET FUNDS

Government Money Fund
Institutional Advantage Money Fund(R)
Money Market Fund
Retirement Money Fund(R)

The current fundamental policies limit the funds' ability to purchase securities issued by "unseasoned issuers" (i.e., issuers which have less than three years of operations), to 5% of total assets. It is proposed that the fundamental policy regarding investments in "unseasoned issuers" for each fund listed above be eliminated. The Appendix contains a complete statement of each fund's current fundamental policy.

ANALYSIS OF PROPOSED CHANGE

Each fund's current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares, and the 1940 Act does not require the current fundamental policy. If this policy is eliminated and the investment adviser determines it is advisable to so invest, shareholders would have a greater exposure to the risks associated with such investments. The Board of Trustees does not believe that elimination of the current fundamental policy would materially increase the risks to fund shareholders. Accordingly, the Board of Trustees believes that the funds would benefit by eliminating their current fundamental policies regarding investment in "unseasoned issuers."

     (f) PROPOSAL TO AMEND AND RECLASSIFY FUND POLICIES REGARDING INVESTMENTS IN RESTRICTED OR ILLIQUID SECURITIES

FUNDS AFFECTED:



EQUITY FUNDS:                              BOND FUNDS:                                           MONEY MARKET FUNDS:
-------------                              -----------                                           -------------------
MarketTrack(TM) Balanced Portfolio         California Long-Term Tax-Free Bond Fund             California Municipal Money Fund
MarketTrack(TM) Conservative Portfolio     California Short/Intermediate Tax-Free Bond Fund    Government Money Fund
MarketTrack(TM) Growth Portfolio           Long-Term Tax-Free Bond Fund                        Institutional Advantage Money Fund(R)
S&P 500 Fund                               Short/Intermediate Tax-Free Bond Fund               Money Market Fund
Schwab 1000 Fund(R)                                                                            Municipal Money Fund
Schwab International Index Fund(R)                                                             New York Municipal Money Fund
Small-Cap Index Fund(R)                                                                        Retirement Money Fund(R)

The funds currently operate subject to a variety of fundamental policies regarding investments in restricted securities and illiquid securities, including repurchase agreements that mature in more than seven days. It is proposed that the fundamental policy regarding investments in restricted securities, illiquid securities or repurchase agreements for each fund listed above be amended and reclassified as a non-fundamental policy. The Appendix contains a complete statement of each fund's current fundamental policies and proposed non-fundamental policies.

For each non-money market fund, the new non-fundamental policy regarding investments in illiquid securities would be:

     The fund may not invest more than 15% of its net assets in illiquid securities.

For each money market fund, the new non-fundamental policy regarding investments in illiquid securities would be:

     The fund may not invest more than 10% of its net assets in illiquid securities.

ANALYSIS OF PROPOSED CHANGES

The 1940 Act does not currently require the funds to have fundamental policies restricting illiquid or restricted securities investments. Therefore, this element of Proposal 2 would reclassify the funds' fundamental policies as a standard non-fundamental policy.

Generally, restricted securities may be sold only in privately negotiated transactions that meet an exception to securities registration requirements. The funds' current fundamental policies limiting investment in restricted securities reflect requirements imposed by the administrators of certain states' securities laws that such restricted securities should be deemed illiquid. However, federal legislation passed in 1996 preempted the states' ability to impose such limitations, and the 1940 Act does not require such a limitation. In addition, the exception to securities registration requirements added by Rule 144A under the Securities Act of 1933, permits trading of restricted securities among institutional investors, such as the funds. This has created active markets in restricted securities, allowing certain restricted securities to be considered liquid under guidelines approved by the funds' Board of Trustees.

SEC staff interpretations have indicated that funds should consider repurchase agreements that mature in more than seven days to be illiquid. Certain of the funds have this as a fundamental policy. The 1940 Act does not require that this policy be a fundamental policy. As discussed above, the proposed non-fundamental policy will limit fund investments in illiquid securities and, accordingly, will encompass the restriction imposed by the current fundamental policy. Accordingly, this element of Proposal 2 would eliminate this fundamental policy.

The proposed non-fundamental policy will limit the funds to investing 15% (10% for the money market funds) of their net assets in illiquid securities (including restricted securities that are deemed illiquid under guidelines approved by the Board of Trustees). However, the proposed non-fundamental policy will permit the funds to invest without limit in restricted securities that, in accordance with the funds' procedures, are determined to be liquid. Of course, all of the funds' investments in restricted securities will still satisfy the funds' other investment criteria. It is believed that eliminating this restriction with respect to liquid restricted securities will expand the funds' universe of available investments. In addition, by converting this policy to non-fundamental, the Board will be able to take appropriate and timely action to amend the non-fundamental policy without the expense and delay associated with a shareholder meeting, in the event that regulatory changes occur in the future. The Board believes that this more flexible non-fundamental policy is in the best interests of the funds.

     (g) PROPOSAL TO AMEND AND RECLASSIFY FUND POLICIES REGARDING INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES

FUNDS AFFECTED:

MONEY MARKET FUNDS

Government Money Fund

Institutional Advantage Money Fund(R)

Money Market Fund

Retirement Money Fund(R)

The current fundamental policy limits each fund's ability to purchase securities of other investment companies except in narrow circumstances. It is proposed that, for each fund listed above, the fundamental policy regarding investments in securities of other investment companies be amended and reclassified as a non-fundamental policy. The Appendix contains a complete statement of each fund's current fundamental policy and proposed non-fundamental policy.

The new non-fundamental policy regarding investments in securities of other investment companies would be:

     The fund may not purchase securities of other investment companies, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be interpreted from time to time.

ANALYSIS OF PROPOSED CHANGE

The funds' current fundamental policies are based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. Investment in shares of other investment companies is specifically addressed by section 12(d)(1) of the 1940 Act and is further limited for money market funds by Rule 2a-7. The 1940 Act generally limits a fund to (i) purchasing 3% of the total outstanding voting stock of a single other investment company; (ii) investing 5% of its total assets in the securities of a single other investment company; and (iii) investing 10% of its total assets in securities of all other investment companies. Rule 2a-7 imposes additional limitations on the money market funds' investments in other investment companies because Rule 2a-7 limits money market fund investments to high quality instruments which present minimal credit risk. Accordingly, money market funds generally may only invest in other investment companies if the investment companies are money market funds.

The proposed non-fundamental policy will allow each fund to invest in other investment companies to the extent permitted by the 1940 Act. To the extent a fund invests in shares of other investment companies, shareholders may indirectly bear any expenses of the investment companies in which the fund invests. The investment adviser will take these expenses into account prior to deciding that such an investment is suitable for a fund and its shareholders.

The Board of Trustees believes that the funds would benefit by replacing their current fundamental policies regarding investment in the securities of other investment companies with a more flexible, standard nonfundamental policy, which the Board of Trustees could take appropriate and timely action to amend in the future, if necessary, without the expense and delay associated with a shareholder meeting.

(h) PROPOSAL TO ELIMINATE FUND POLICIES REGARDING THE BENEFICIAL OWNERSHIP OF SECURITIES BY FUND OFFICERS AND TRUSTEES

FUNDS AFFECTED:

EQUITY FUNDS:                            BOND FUNDS:                                        MONEY MARKET FUNDS:
-------------                            -----------                                        -------------------
MarketTrack(TM) Balanced Portfolio       California Long-Term Tax-Free Bond Fund            California Municipal Money Fund
MarketTrack(TM) Conservative Portfolio   California Short/Intermediate Tax-Free Bond Fund   Government Money Fund
MarketTrack(TM) Growth Portfolio         Long-Term Tax-Free Bond Fund                       Institutional Advantage Money Fund(R)
S&P 500 Fund                             Short/Intermediate Tax-Free Bond Fund              Money Market Fund
Schwab 1000 Fund(R)                                                                         Municipal Money Fund
Schwab International Index Fund(R)                                                          New York Municipal Money Fund
Small-Cap Index Fund(R)                                                                     Retirement Money Fund(R)

Each fund's current fundamental policy limits the fund's ability to purchase securities of issuers whose securities are owned by officers, Trustees or directors of the Trust or the investment adviser. It is proposed that, for each fund listed above, the fundamental policy regarding investments in issuers whose securities are beneficially owned by officers and Trustees be eliminated. The Appendix contains a complete statement of each fund's current fundamental policy.

ANALYSIS OF PROPOSED CHANGE

The current fundamental policy is based on a requirement imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The Board of Trustees believes that eliminating this policy would be in the best interests of the funds because it would increase the investment adviser's flexibility in managing the assets of each fund, and that any increase in risks to shareholders would be immaterial. Accordingly, the Board of Trustees recommends that shareholders vote to eliminate this policy for the funds.

     (i) PROPOSAL TO REPLACE AND RECLASSIFY FUND POLICIES REGARDING INDUSTRY CONCENTRATION

FUNDS AFFECTED:



EQUITY FUNDS:                              BOND FUNDS:                                         MONEY MARKET FUNDS:
-------------                              -----------                                         -------------------
Analytics Fund(R)                          California Long-Term Tax-Free Bond Fund             California Municipal Money Fund
MarketManager(TM) International Portfolio  California Short/Intermediate Tax-Free Bond Fund    Government Money Fund
MarketTrack(TM) Balanced Portfolio         Long-Term Tax-Free Bond Fund                        Institutional Advantage Money Fund(R)
MarketTrack(TM) Conservative Portfolio     Short/Intermediate Tax-Free Bond Fund               Money Market Fund
MarketTrack(TM) Growth Portfolio                                                               Municipal Money Fund
S&P 500 Fund                                                                                   New York Municipal Money Fund
Schwab 1000 Fund(R)                                                                            Retirement Money Fund(R)
Schwab International Index Fund(R)                                                             U.S. Treasury Money Fund
Small-Cap Index Fund(R)                                                                        Value Advantage Money Fund(R)

Each fund's current fundamental investment policy generally prohibits investment of more than 25% of fund assets in companies considered to be in the same industry. It is proposed that, for each fund listed above, the fundamental policy regarding concentration of investments in certain industries be reclassified as non-fundamental and a new fundamental policy be adopted. The Appendix contains a complete statement of each fund's current fundamental policy and proposed fundamental and non-fundamental policies.

The new fundamental policy regarding industry concentration would be:

     The fund may not concentrate investments in securities of issuers in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ANALYSIS OF PROPOSED CHANGES

The 1940 Act requires all funds to adopt a fundamental policy regarding concentration of investments in particular industries. It is currently the position of the Staff of the SEC that if more than 25% of the value of a fund's assets are invested in one industry, that fund's investments will be deemed to be concentrated in that industry. However, this 25% limitation does not apply to
(i) fund investments in government securities, (ii) municipal bond fund investments in industrial development and pollution control bonds, and (iii) money market fund investments in certain obligations of domestic banks.

By reclassifying the funds' current fundamental policies regarding concentration as non-fundamental, and adopting the proposed fundamental policy, the Board of Trustees would be permitted to take appropriate and timely action to amend the funds' non-fundamental policies in the future, without the expense and delay associated with a shareholder meeting. The Board of Trustees anticipates taking such action only in the event that the SEC changes its position on the meaning of industry concentration. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the funds.

Additionally, if this element of Proposal 2 is approved, the U.S. Treasury Money Fund will adopt the proposed fundamental policy regarding concentration.

     (j) PROPOSAL TO REPLACE AND RECLASSIFY FUND POLICIES REGARDING INVESTMENTS IN COMMODITIES, FUTURES CONTRACTS AND REAL ESTATE

FUNDS AFFECTED:

EQUITY FUNDS:                              BOND FUNDS:                                           MONEY MARKET FUNDS:
-------------                              -----------                                           -------------------
Analytics Fund(R)                          California Long-Term Tax-Free Bond Fund             California Municipal Money Fund
MarketManager(TM) International Portfolio  California Short/Intermediate Tax-Free Bond Fund    Government Money Fund
MarketTrack(TM) Balanced Portfolio         Long-Term Tax-Free Bond Fund                        Institutional Advantage Money Fund(R)
MarketTrack(TM) Conservative Portfolio     Short/Intermediate Tax-Free Bond Fund               Money Market Fund
MarketTrack(TM) Growth Portfolio                                                               Municipal Money Fund
S&P 500 Fund                                                                                   New York Municipal Money Fund
Schwab 1000 Fund(R)                                                                            Retirement Money Fund(R)
Schwab International Index Fund(R)                                                             U.S. Treasury Money Fund
Small-Cap Index Fund(R)                                                                        Value Advantage Money Fund(R)

Under the current fundamental policies, each fund is restricted from investing in commodities, futures contracts and/or real estate. It is proposed that, for each fund listed above, the fundamental policies regarding investments in commodities, futures contracts and real estate be reclassified as non-fundamental policies, and a new fundamental policy regarding commodities and real estate investments be adopted. The Appendix contains a complete statement of each fund's current fundamental policy and proposed fundamental and non-fundamental policies.

The new fundamental policy regarding investments in commodities and real estate would be:

     The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time



ANALYSIS OF PROPOSED CHANGE

The 1940 Act requires all funds to adopt a fundamental policy regarding investment in real estate and commodities and the proposed fundamental limitation would limit such investments to the extent permitted under the 1940 Act. In addition, each fund's current fundamental policy would be converted to a non-fundamental policy, and each fund would continue to operate in accordance with its non-fundamental policy until such time as the Board decided that changing it would be in the best interests of the funds and their shareholders. These changes, however, would allow the Board of Trustees to take appropriate and timely action to amend the funds' non-fundamental policies in the future if such investments were determined to be desirable. In addition, such a change could be made without the expense and delay associated with a shareholder meeting. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the funds.

(k)      PROPOSAL TO REPLACE POLICY REGARDING THE UNDERWRITING OF SECURITIES

FUNDS AFFECTED:

EQUITY FUNDS:                              BOND FUNDS:                                         MONEY MARKET FUNDS:
-------------                              -----------                                         -------------------
Analytics Fund(R)                          California Long-Term Tax-Free Bond Fund             California Municipal Money Fund
MarketManager(TM) International Portfolio  California Short/Intermediate Tax-Free Bond Fund    Government Money Fund
MarketTrack(TM) Balanced Portfolio         Long-Term Tax-Free Bond Fund                        Institutional Advantage Money Fund(R)
MarketTrack(TM) Conservative Portfolio     Short/Intermediate Tax-Free Bond Fund               Money Market Fund
MarketTrack(TM) Growth Portfolio                                                               Municipal Money Fund
S&P 500 Fund                                                                                   New York Municipal Money Fund
Schwab 1000 Fund(R)                                                                            Retirement Money Fund(R)
Schwab International Index Fund(R)                                                             U.S. Treasury Money Fund
Small-Cap Index Fund(R)                                                                        Value Advantage Money Fund(R)

Under the current fundamental policy, a fund may not underwrite the securities of other issuers, except in connection with the disposition of securities from its investment portfolio. It is proposed that, for each fund listed above, the fundamental policy regarding the underwriting of securities be replaced with a new fundamental policy. The Appendix contains a complete statement of each fund's current fundamental policy and proposed fundamental policy.

The new fundamental policy regarding the underwriting of securities would be:

     The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ANALYSIS OF PROPOSED CHANGE

The SEC staff's interpretation with respect to the underwriting of securities, is that funds should generally not engage in the business of underwriting securities. While this fundamental policy has not affected the funds' investments in the past, its replacement with a more flexible fundamental policy could provide investment flexibility in the future. Approval of this element of Proposal 2 would allow the Board of Trustees to take appropriate and timely action to adopt non-fundamental policies, without the expense and delay associated with a shareholder meeting. Accordingly, the Board of Trustees believes that this change is in the best interests of the funds and their shareholders.

     (l) PROPOSAL TO RECLASSIFY FUND POLICY REGARDING CONTROL OF AN ISSUER

FUNDS AFFECTED:

EQUITY FUNDS:                            BOND FUNDS:                                        MONEY MARKET FUNDS:
-------------                            -----------                                        -------------------
MarketTrack(TM) Balanced Portfolio       California Long-Term Tax-Free Bond Fund            California Municipal Money Fund
MarketTrack(TM) Conservative Portfolio   California Short/Intermediate Tax-Free Bond Fund   Government Money Fund
MarketTrack(TM) Growth Portfolio         Long-Term Tax-Free Bond Fund                       Institutional Advantage Money Fund(R)
S&P 500 Fund                             Short/Intermediate Tax-Free Bond Fund              Money Market Fund
Schwab 1000 Fund(R)                      Short-Term Bond Market Index Fund                  Municipal Money Fund
Schwab International Index Fund(R)       Total Bond Market Index Fund(TM)                   New York Municipal Money Fund
Small-Cap Index Fund(R)                                                                     Retirement Money Fund(R)
                                                                                            U.S. Treasury Money Fund

Under the current fundamental policy, a fund may not invest with the purpose of exercising control over an issuer. It is proposed that, for each fund listed above, the fundamental policy regarding the control of an issuer be reclassified as a non-fundamental policy. The Appendix contains a complete statement of each fund's current fundamental policy and proposed non-fundamental policy.

ANALYSIS OF PROPOSED CHANGE

The 1940 Act does not require the funds to have such a fundamental policy. The current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. This element of Proposal 2 would reclassify this policy as non-fundamental. The Board of Trustees believes that the funds would benefit by the change because of the increased future flexibility it would provide for the funds.

     (m) PROPOSAL TO RECLASSIFY FUND POLICIES REGARDING PURCHASES OF OIL, GAS OR MINERAL INTERESTS

FUNDS AFFECTED:

MONEY MARKET FUNDS:

California Municipal Money Fund
Government Money Fund
Institutional Advantage Money Fund(R)
Money Market Fund
Municipal Money Fund
New York Municipal Money Fund
Retirement Money Fund(R)

Under each fund's current fundamental policy, a fund may not invest in oil, gas or mineral interests. It is proposed that, for each fund listed above, the fundamental policy regarding investments in oil, gas or mineral exploration or development programs be reclassified as a non-fundamental policy. The Appendix contains a complete statement of each fund's current fundamental policy and proposed non-fundamental policy.

ANALYSIS OF PROPOSED CHANGE

The 1940 Act does not require the funds to have such a fundamental policy. The current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. This element of Proposal 2 would reclassify the policy as non-fundamental. The Board of Trustees believes that the funds would benefit from the change because of the increased future flexibility it would provide for the funds.

     (n) PROPOSAL TO RECLASSIFY FUND POLICIES REGARDING NON-DIVERSIFICATION



FUNDS AFFECTED:

BOND FUNDS:                                                      MONEY MARKET FUNDS:
-----------                                                      -------------------
California Long-Term Tax-Free Bond Fund                          California Municipal Money Fund
California Short/Intermediate Tax-Free Bond Fund                 New York Municipal Money Fund
Long-Term Tax-Free Bond Fund
Short/Intermediate Tax-Free Bond Fund

Each fund is a non-diversified investment company, which means that it is not required by the 1940 Act to diversify its investments. It is proposed that, for each fund listed above, the fundamental policy regarding non-diversification be reclassified as a non-fundamental policy. The Appendix contains a complete statement of each fund's current fundamental policy and proposed non-fundamental policy.

ANALYSIS OF PROPOSED CHANGE

Unlike diversified mutual funds, the 1940 Act does not require that a non-diversified fund obtain shareholder approval prior to changing its status. Although it is anticipated that the funds will continue to be non-diversified, if the Board of Trustees determines it is advisable and in the best interest of the shareholders, the funds would be permitted to change their classification from non-diversified to diversified if this element of Proposal 2 is approved. The Proposal also would allow the Board of Trustees to take appropriate and timely action to amend the funds' non-fundamental policies without the expense and delay associated with a shareholder meeting in the event any requirements as to non-diversification classification change. The Board of Trustees believes that the funds would benefit by reclassifying this policy as non-fundamental.

                  THE BOARD OF TRUSTEES RECOMMEND THAT YOU VOTE
              "FOR" PROPOSAL 2 AND ALL ELEMENTS CONTAINED THEREIN.

                                   PROPOSAL 3

                         AMENDING INVESTMENT OBJECTIVES


FUNDS AFFECTED:
EQUITY FUNDS
Small-Cap Index Fund(R)
International Index Fund(R)

         (a) PROPOSAL TO AMEND THE INVESTMENT OBJECTIVE OF THE SCHWAB SMALL-CAP INDEX FUND(R) AND ELIMINATE THE INVESTMENT POLICY REGARDING PORTFOLIO COMPOSITION

The fund's investment objective sets forth the fund's benchmark index. It is proposed that the investment objective of the fund be amended so that its policy to track the Schwab Small-Cap Index is reclassified as a non-fundamental investment policy. It is also proposed that the fund's fundamental investment policy regarding portfolio composition be eliminated.

The fund's current investment objective is:

     The fund seeks to track the price and dividend performance (total return) of the Schwab Small-Cap Index (Small-Cap Index), an index created to represent the performance of common stocks of the second 1,000 largest U.S. companies, ranked by market capitalization (share price times the number of shares outstanding).

The fund's new investment objective would be:

     The fund seeks to track the performance of a benchmark index that measures total return of small capitalization U.S. stocks.

The fund's new non-fundamental investment policy to track the Schwab Small-Cap Index would be:

     The fund intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab Small-Cap Index.

The fund's current fundamental investment policy regarding portfolio composition would be eliminated:

     The fund will invest at least 65% of its total assets in common stocks, or other equity securities including preferred stocks, rights and warrants.

ANALYSIS OF PROPOSED CHANGE

The Board of Trustees has determined that it would be in the best interests of the fund and its shareholders to amend the fund's investment objective. As currently stated, the fund's investment objective requires the fund to seek to track the price and dividend performance (total return) of the Schwab Small-Cap Index. At the time the fund was created it was thought that tracking this index, which uses the second-largest 1,000 U.S. stocks to represent the small-cap U.S. sector, would provide the best opportunity for the fund to track the overall performance of the small-cap U.S. market. In addition, the disclosure practices at that time resulted in the adoption of a more restrictive and detailed investment objective than an index fund of this type would adopt today.

The fund is asking its shareholders to approve a more flexible investment objective that requires the fund to seek to track the performance of a benchmark index that measures the total return of small-cap U.S. stocks. The proposed investment objective would not specifically name the fund's benchmark index or include any other index criteria. The Board of Trustees believes that the proposed investment objective is in the best interests of the fund and its shareholders because it will allow the Board in the future to take necessary and timely action to change the fund's benchmark index, including selecting a new one, if such changes would better enable the fund to seek its objective of tracking the small-cap U.S. stock sector.

For example, the Schwab Small-Cap Index consists of the second-largest 1,000 U.S. stocks. However, this universe of stocks may not always be the best representation of the small-cap U.S. stock sector. If this were to happen, the fund's benchmark index might need to be materially modified or the fund might need to select a different index in order to continue to accurately track the small-cap sector of the U.S. stock market.

If shareholders approve these changes to the fund's investment objective, the current objective would be amended and reclassified as a nonfundamental policy. This means that the fund would continue to seek to track the Schwab Small-Cap Index, but the Board of Trustees could make changes to this policy in the future. The Board of Trustees believes that these changes would provide the fund greater flexibility to pursue its investment goals as market and regulatory conditions change over time.

The investment adviser has extensive experience employing indexing strategies. The investment adviser currently manages seven equity index funds, two bond index funds, and four asset allocation funds that use indexing strategies.

The Board of Trustees also has determined that it would be in the best interests of the fund and its shareholders to eliminate the fundamental policy requiring the fund to invest at least 65% of its total assets in common stocks, or other equity securities including preferred stocks, rights and warrants. The 1940 Act does not require that this policy be fundamental. Approval of this Proposal would allow the fund to invest in any type of equity security, providing more opportunities for the fund's future investments. The Board of Trustees has considered various factors and believes that all of these changes will increase investment opportunities for, and are in the best interests of, the fund and its shareholders.

VOTING REQUIREMENTS

Approval of this element of Proposal 3 requires the favorable vote of a majority of outstanding voting shares of a fund as defined by the 1940 Act.

                  THE BOARD OF TRUSTEES RECOMMEND THAT YOU VOTE
                        "FOR" THIS ELEMENT OF PROPOSAL 3.

         (b) PROPOSAL TO AMEND THE INVESTMENT OBJECTIVE OF THE SCHWAB INTERNATIONAL INDEX FUND AND ELIMINATE THE INVESTMENT POLICY REGARDING PORTFOLIO COMPOSITION

The fund's investment objective sets forth the fund's benchmark index. It is proposed that the investment objective of the fund be amended so that its policy to track the Schwab International Index is reclassified as a non-fundamental investment policy. It is also proposed that the fund's fundamental policy regarding portfolio composition be eliminated.

The fund's current investment objective is:

     The fund seeks to track the price and dividend performance (total return) of the Schwab International Index (International Index), an index created to represent the performance of common stocks and other equity securities issued by large publicly traded companies from countries around the world with major developed securities markets, excluding the United States.

The fund's new investment objective would be:

     The fund seeks to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States.

The fund's new non-fundamental investment policy to track the Schwab International Index would be:

     The fund intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab International Index.

The fund's current fundamental investment policy regarding portfolio composition would be eliminated:

     The fund will invest at least 65% of its total assets in common stocks and other equity securities including preferred stocks, rights and warrants of companies located in at least three countries other than the United States.


ANALYSIS OF PROPOSED CHANGE

The Board of Trustees has determined that it would be in the best interests of the fund and its shareholders to amend the fund's investment objective. As currently stated, the fund's investment objective requires the fund to seek to track the price and dividend performance (total return) of the Schwab International Index. At the time the fund was created it was thought that tracking this index would provide the best opportunity for the fund to track the overall performance of the international stock market. In addition, the disclosure practices at that time resulted in the adoption of a more restrictive and detailed investment objective than an index fund of this type would adopt today.

The fund is asking its shareholders to approve a more flexible investment objective that requires the fund to seek to track the performance of a benchmark index that measures the total return of international stocks. The proposed investment objective would not specifically name the fund's benchmark index or include any other index criteria. The Board of Trustees believes that the proposed investment objective is in the best interests of the fund and its shareholders because it will allow the Board in the future to take necessary and timely action to change the fund's benchmark index, including selecting a new one, if such changes will better enable the fund to seek its objective of tracking the international stock sector.

If shareholders approve these changes to the fund's investment objective, the current objective would be amended and reclassified as a nonfundamental policy. This means that the fund would continue to seek to track the Schwab International Index, but the Board of Trustees could make changes to this policy in the future. The Board of Trustees believes that these changes would provide the fund greater flexibility to pursue its investment goals as market and regulatory conditions change over time.

The investment adviser has extensive experience employing indexing strategies. The investment adviser currently manages seven equity index funds, two bond index funds, and four asset allocation funds that use indexing strategies.

The Board of Trustees has also determined that it would be in the best interests of the fund and its shareholders to eliminate the fundamental policy requiring the fund to invest at least 65% of its total assets in common stocks, or other equity securities including preferred stocks, rights and warrants. The 1940 Act does not require that this policy be fundamental. Approval of this Proposal would allow the fund to invest in any type of equity security, providing more opportunities for the funds' future investments. The Board of Trustees has considered various factors and believes that all of these changes will increase investment opportunities for, and are in the best interests of, the fund and its shareholders.

VOTING REQUIREMENTS

Approval of this element of Proposal 3 requires the favorable vote of a majority of outstanding voting shares of a fund as defined by the 1940 Act.

                  THE BOARD OF TRUSTEES RECOMMEND THAT YOU VOTE
                        "FOR" THIS ELEMENT OF PROPOSAL 3.


                             ADDITIONAL INFORMATION


OFFICERS OF THE TRUSTS

Information about each Trust's current executive officers, including his or her name, date of birth, positions with the trusts and principal occupations or employment during the past five years is stated below. As of March 3, 2000, the Trustees and officers, as a group, owned less than __% of the shares of each class of each Fund.

NAME, DATE OF BIRTH AND                      POSITION WITH                         NUMBER AND % OF SHARES OF ANY CLASS OF FUND
 PRINCIPAL OCCUPATION                        EACH TRUST                              BENEFICIALLY OWNED AS OF RECORD DATE*
JEREMIAH H. CHAFKIN                          Executive Vice President and
(for biographical information                Chief Operating Officer
see p.__)


FRANCES COLE                                 Secretary
September 9, 1955
Senior Vice President, Chief Counsel
and Assistant Corporate Secretary,
Charles Schwab Investment
Management, Inc.


STEVEN L. SCHEID*                            Trustee; President
(for biographical information
see p. __)


CHARLES R. SCHWAB*                           Trustee; Chairman and
(for biographical information                Chief Executive Officer
see p. __)


TAI-CHIN TUNG                                Treasurer and Principal Financial
March 7, 1951                                Officer
Vice President, Treasurer and
Controller, Charles Schwab Investment
Management, Inc. From 1994 to 1996,
Ms. Tung was Controller for Robertson
Stephens Investment Management, Inc.


STEPHEN B. WARD                              Senior Vice President and Chief
April 5, 1955                                Investment Officer
Senior Vice President and Chief
Investment Officer, Charles Schwab
Investment Management, Inc.

-----------------------
* The Trusts have no knowledge as to whether any executive officer has the right to acquire beneficial ownership of shares of any class of a Fund.

OTHER MATTERS

The Board of Trustees is not aware of any other matter that may come before any of the meetings. However, should any such matters properly come before a meeting, the persons named in the accompanying proxy card intend to vote the proxy in accordance with their judgment on such matters.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trusts are not required to hold annual shareholders' meetings and none of the Trusts intends to do so. A Trust may hold special meetings as required or as deemed desirable by its Board of Trustees for other purposes, such as changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders of the funds of such Trust at a special meeting called upon written request of shareholders owning, in the aggregate, at least 10% of the outstanding shares of such Trust.

Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholders meeting should send their written submissions to the particular Trust in which they own shares c/o 101 Montgomery, San Francisco, CA 94104. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement, because the proposal must comply with certain federal securities regulations.

INVESTMENT ADVISER

Charles Schwab Investment Management, Inc., located at 101 Montgomery Street, San Francisco, CA 94104, serves as investment adviser to the funds.

PRINCIPAL UNDERWRITER

Charles Schwab & Co., Inc., located at 101 Montgomery Street, San Francisco, CA 94104, acts as each fund's principal underwriter.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT

Charles Schwab & Co., Inc., located at 101 Montgomery Street, San Francisco, CA 94104, acts as each fund's transfer agent and shareholder servicing agent.

FUND ACCOUNTANTS

PFPC, Inc., located at 103 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for each bond and money fund. SEI Investments Mutual Fund Services, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as fund accountant for each equity fund.



CUSTODIAN

PFPC Trust Co., located at 8800 Tinicum Blvd., Third Floor, Suite 200, Philadelphia, Pennsylvania 19153, serves as custodian for each bond and money fund and for the following equity funds: Analytics Fund, Institutional Select Funds, S&P 500 Fund, and Total Stock Market Index Fund. Brown Brothers Harriman & Co., located at 40 Water Street, Boston, Massachusetts 02109, serves as custodian for the following equity funds: Schwab International Index Fund, Schwab Small Cap Index Fund, MarketTrack Growth, Balanced, Conservative and All Equity Portfolios, and MarketManager International, Growth, Balanced and Small Cap Portfolios.

PORTFOLIO TRANSACTIONS

For the fiscal years indicated below, [the funds paid the following brokerage commissions to affiliated brokers/none of the funds paid brokerage commissions to affiliated brokers].


FUND NAME                                                FISCAL YEAR ENDING 1999
--------------------------------------------------------------------------------
Analytics Fund(R)                                        October 31
Institutional Select(TM) Large-Cap Value Index Fund      October 31
Institutional Select(TM) S&P 500 Fund                    October 31
Institutional Select(TM) Small-Cap Value Index Fund      October 31
International Index Fund(R)                              October 31
MarketManager(TM) Balanced Portfolio                     October 31
MarketManager(TM) Growth Portfolio                       October 31
MarketManager(TM) International Portfolio                October 31
MarketManager(TM) Small Cap Portfolio                    October 31
MarketTrack(TM) All Equity Portfolio                     October 31
MarketTrack(TM) Balanced Portfolio                       October 31
MarketTrack(TM) Conservative Portfolio                   October 31
MarketTrack(TM) Growth Portfolio                         October 31
Schwab 1000 Fund(R)                                      October 31
S&P 500 Fund                                             October 31
Small-Cap Index Fund(R)                                  October 31
Total Stock Market Index Fund                            October 31
California Long-Term Tax-Free Bond Fund                  August 31
California Short/Intermediate Tax-Free Bond Fund         August 31
Long-Term Tax-Free Bond Fund                             August 31
Short/Intermediate Tax-Free Bond Fund                    August 31
Short-Term Bond Market Index Fund                        August 31
Total Bond Market Index Fund(TM)                         August 31
YieldPlus Fund(TM)                                       August 31
California Municipal Money Fund                          December 31
Florida Municipal Money Fund                             December 31
Government Cash Reserves Fund                            December 31
Government Money Fund                                    December 31
Institutional Advantage Money Fund(R)                    December 31
Money Market Fund                                        December 31
Municipal Money Fund                                     December 31
New Jersey Municipal Money Fund                          December 31
New York Municipal Money Fund                            December 31
Pennsylvania Municipal Money Fund                        December 31
Retirement Money Fund(R)                                 December 31
U.S. Treasury Money Fund                                 December 31
Value Advantage Money Fund(R)                            December 31



INDEPENDENT AUDITORS

A majority of each Trust's Board of Trustees, including the independent Trustees, has selected PricewaterhouseCoopers LLP as the independent auditors of the funds for the most recently completed fiscal years. [A representative of PricewaterhouseCoopers LLP will be available in person or by phone during the meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.]

BENEFICIAL OWNERS

To the knowledge of each Trust as of March 3, 2000, the following persons owned more than 5% of any class of shares of a fund:

                NAME AND ADDRESS        TOTAL NUMBER OF     PERCENTAGE OF
FUND/CLASS     OF BENEFICIAL OWNER      SHARES OWNED*         FUND/CLASS
----------     -------------------      ---------------     -------------




-----------------------
* The Trusts have no knowledge as to whether the listed beneficial owner has the right to acquire beneficial ownership of shares of any class of a fund.



SHAREHOLDER REPORTS

Each fund will furnish, without charge, a copy of its most recent Annual Report and, if available, Semi-Annual Report, to any shareholder upon request. Shareholders desiring a copy of such reports should direct all written requests to the particular fund's Trust c/o P.O. Box 7575, San Francisco, California 94120-7575, or should call Schwab at 1-800-435-4000.

                   NOTICE TO BANKS, BROKER/DEALERS AND VOTING
                           TRUSTEES AND THEIR NOMINEES

Please advise the funds, in care of the particular fund's Trust c/o 101 Montgomery Street, San Francisco, California 94104, Attention: Frances Cole, Secretary (120 KNY-14-109), whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the Proxy Statements, other soliciting material, and Annual Reports (or Semi-Annual Reports) you wish to receive in order to supply copies to the beneficial owners of shares.

         IT IS IMPORTANT THAT YOUR VOTE BE RETURNED PROMPTLY, THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON
           ARE URGED TO VOTE THEIR SHARES BY INTERNET, PHONE OR MAIL.


                                 SCHWABFUNDS(R)

Thank you for voting your shares promptly!

We appreciate you placing your trust in SchwabFunds and look forward to helping you achieve your financial goals.

The Proxy rules require us to disclose both the current fundamental policies and the proposed policies for each fund affected by Proposals 2 and 3. On the next page you will find the Appendix, which contains this information. A complete analysis of each Proposal is included in the Proxy Statement, which starts on page 8. As you read the Proxy Statement, you may want to refer to the Appendix to compare your fund's current fundamental policies to those being proposed.

                                    APPENDIX

                                TABLE OF CONTENTS

Schwab Equity Funds                                                         Page
-------------------                                                         ----
Analytics Fund(R)                                                            A-1
Institutional Select(TM) Large-Cap Value Index Fund                          N/A
Institutional Select(TM) S&P 500 Fund                                        N/A
Institutional Select(TM) Small-Cap Value Index Fund                          N/A
MarketManager(TM) Balanced Portfolio                                         N/A
MarketManager(TM) Growth Portfolio                                           N/A
MarketManager(TM) International Portfolio                                    A-3
MarketManager(TM) Small Cap Portfolio                                        N/A
MarketTrack(TM) All Equity Portfolio                                         N/A
MarketTrack(TM) Balanced Portfolio                                           A-5
MarketTrack(TM) Conservative Portfolio                                       A-7
MarketTrack(TM) Growth Portfolio                                             A-9
S&P 500 Fund                                                                A-11
Schwab 1000 Fund(R)                                                         A-14
Schwab International Index Fund(R)                                          A-17
Schwab Small-Cap Index Fund(R)                                              A-20
Schwab Total Stock Market Index Fund                                         N/A

Schwab Bond Funds
-----------------
California Long-Term Tax-Free Bond Fund                                     A-23
California Short/Intermediate Tax-Free Bond Fund                            A-26
Long-Term Tax-Free Bond Fund                                                A-29
Short/Intermediate Tax-Free Bond Fund                                       A-32
Short-Term Bond Market Index Fund                                           A-35
Total Bond Market Index Fund(TM)                                            A-37
YieldPlus Fund(TM)                                                           N/A

Schwab Money Funds
------------------
California Municipal Money Fund                                             A-39
Florida Municipal Money Fund                                                 N/A
Government Cash Reserves Fund                                                N/A
Government Money Fund                                                       A-41
Institutional Advantage Money Fund(R)                                       A-45
Money Market Fund                                                           A-49
Municipal Money Fund                                                        A-53
New Jersey Municipal Money Fund                                              N/A
New York Municipal Money Fund                                               A-55
Pennsylvania Municipal Money Fund                                            N/A
Retirement Money Fund(R)                                                    A-57
U.S. Treasury Money Fund                                                    A-61
Value Advantage Money Fund(R)                                               A-63

                                                                      APPENDIX

Analytics Fund(R)

------------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICY:            NEW NON-FUNDAMENTAL POLICY:
------------------------------------------------------------------------------------------------------------------------------------
The fund seeks long-term capital         No change            Same                               None
growth.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not, as to 75% of its       Convert to NFP and   The fund may not purchase          The fund may not, as to 75% of its
assets, purchase securities of any       replace with new     securities of an issuer, except    assets, purchase securities of any
issuer (other than obligations of, or    FP - Proposal 2(d)   as consistent with the             issuer (other than obligations of,
guaranteed by, the U.S. government,                           maintenance of its status as an    or guaranteed by, the U.S.
its agencies or instrumentalities or                          open-end diversified company       government, its agencies or
investments in other registered                               under the 1940 Act, the rules or   instrumentalities or investments in
investment companies) if, as a result,                        regulations thereunder or any      other registered investment
more than 5% of the value of its total                        exemption therefrom, as such       companies) if, as a result, more
assets would be invested in the                               statute, rules or regulations      than 5% of the value of its total
securities of such issuer.                                    may be amended or interpreted      assets would be invested in the
                                                              from time to time.                 securities of such issuer.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Convert to NFP and   The fund may not concentrate       The fund may not purchase
(other than securities issued or         replace with new     investments in a particular        securities (other than securities
guaranteed by the U.S. government, its   FP - Proposal 2(i)   industry or group of industries,   issued or guaranteed by the U.S.
agencies or instrumentalities) if, as                         as concentration is defined under  government, its agencies or
a result of such purchase, 25% or more                        the 1940 Act, the rules or         instrumentalities) if, as a result
of the value of its total assets would                        regulations thereunder or any      of such purchase, 25% or more of
be invested in any industry (except                           exemption therefrom, as such       the value of its total assets
that the fund may purchase securities                         statute, rules or regulations      would be invested in any industry
under such circumstances only to the                          may be amended or interpreted      (except that the fund may purchase
extent that the S&P 500(R) also is so                         from time to time.                 securities under such
concentrated).                                                                                   circumstances only to the extent
                                                                                                 that the S&P 500(R) also is so
                                                                                                 concentrated).
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or sell        Convert to NFP and   The fund may not purchase or       The fund may not purchase or sell
commodities, commodity contracts or      replace with new     sell commodities or real estate,   commodities, commodity contracts
real estate, including interests in      FP - Proposal 2(j)   except to the extent permitted     or real estate, including
real estate limited partnerships,                             under the 1940 Act, the rules or   interests in real estate limited
provided that the fund may (1)                                regulations thereunder or any      partnerships, provided that the
purchase securities of companies that                         exemption therefrom, as such       fund may (1) purchase securities
deal in real estate or interests                              statute, rules or regulations      of companies that deal in real
therein, (2) purchase or sell futures                         may be amended or interpreted      estate or interests therein, (2)
contracts, options contracts, equity                          from time to time.                 purchase or sell futures
index participations and index                                                                   contracts, options contracts,
participation contracts, and (3)                                                                 equity index participations and
purchase securities of companies that                                                            index participation contracts, and
deal in precious metals or interests                                                             (3) purchase securities of
therein.                                                                                         companies that deal in precious
                                                                                                 metals or interests therein.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not lend money to any       Amend and convert    The fund may not make loans to     The fund may not lend any security
person, except that the fund may (1)     to NFP; replace      other persons, except to the       or make any other loan if, as a
purchase a portion of an issue of        with new FP -        extent permitted under the 1940    result, more than 33 1/3% of its
short-term debt securities or similar    Proposal 2(c)(ii)    Act, the rules or regulations      total assets would be lent to other
obligations (including repurchase                             thereunder or any exemption        parties (this restriction does not
agreements) that are distributed                              therefrom, as such statute,        apply to purchases of debt
publicly or customarily purchased by                          rules or regulations may be        securities or repurchase
institutional investors, and (2) lend                         amended or interpreted from time   agreements).
its portfolio securities.                                     to time.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

-----------------------------------------------------------------------------------------------------------------------------------
The fund may not borrow money or issue   Amend and convert    The fund may not borrow money,     The fund may not borrow money
senior securities, except that the       to NFP; replace      except to the extent permitted     except that the fund may (i) borrow
fund may borrow from banks as a          with new FPs -       under the 1940 Act, the rules or   money from banks and (ii) engage in
temporary measure to satisfy             Proposal 2(c)(i)     regulations thereunder or any      reverse repurchase agreements with
redemption requests or for               and (iii)            exemption therefrom, as such       any party; provided that (i) and
extraordinary or emergency purposes                           statute, rules or regulations      (ii) in combination do not exceed
and then only in an amount not to                             may be amended or interpreted      33 1/3% of its total assets (any
exceed one-third of the value of its                          from time to time.                 borrowings that come to exceed this
total assets (including the amount                                                               amount will be reduced to the
borrowed), provided that the fund will                        See also new fundamental policy    extent necessary to comply with the
not purchase securities while                                 on senior securities below.        limitation within three business
borrowings represent more than 5% of                                                             days) and the fund will not
its total assets.                                                                                purchase securities while
                                                                                                 borrowings represent more than 5%
                                                                                                 of its total assets.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not pledge, mortgage or     Replace with new     The fund may not issue senior      None
hypothecate any of its assets, except    FP - Proposal        securities, except to the extent
that, to secure allowable borrowings,    2(c)(iii)            permitted under the 1940 Act, the
fund may do so with respect to no                             the rules or regulations
more than one-third of the value of                           thereunder or any exemption
its total assets.                                             therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not underwrite securities   Replace with new     The fund may not underwrite        None
issued by others, except to the extent   FP - Proposal 2(k)   securities issued by other
it may be deemed to be an underwriter,                        persons, except to the extent
under the federal securities laws, in                         permitted under the 1940 Act,
connection with the disposition of                            the rules or regulations
securities from its investment                                thereunder or any exemption
portfolio.                                                    therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

MarketManager(TM) International Portfolio

-----------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICY:            NEW NON-FUNDAMENTAL POLICY:
-----------------------------------------------------------------------------------------------------------------------------------
The fund seeks long-term capital         No change            Same                               None
appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not, as to 75% of its       Convert to NFP and   The fund may not purchase          The fund may not, as to 75% of its
assets, purchase securities of any       replace with new     securities of an issuer, except    assets, purchase securities of any
issuer (other than obligations of, or    FP - Proposal 2(d)   as consistent with the             issuer (other than obligations of,
guaranteed by, the U.S. government,                           maintenance of its status as an    or guaranteed by, the U.S.
its agencies or instrumentalities or                          open-end diversified company       government, its agencies or
investments in other registered                               under the 1940 Act, the rules or   instrumentalities or investments in
investment companies) if, as a result,                        regulations thereunder or any      other registered investment
more than 5% of the value of its total                        exemption therefrom, as such       companies) if, as a result, more
assets would be invested in the                               statute, rules or regulations      than 5% of the value of its total
securities of such issuer.                                    may be amended or interpreted      assets would be invested in the
                                                              from time to time.                 securities of such issuer.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Convert to NFP and   The fund may not concentrate       The fund may not purchase
(other than securities issued or         replace with new     investments in a particular        securities (other than securities
guaranteed by the U.S. government, its   FP - Proposal 2(i)   industry or group of industries,   issued or guaranteed by the U.S.
agencies or instrumentalities) if, as                         as concentration is defined        government, its agencies or
a result of such purchase, 25% or more                        under the 1940 Act, the rules or   instrumentalities) if, as a result
of the value of its total assets would                        regulations thereunder or any      of such purchase, 25% or more of
be invested in any industry (except                           exemption therefrom, as such       the value of its total assets would
the portfolio will invest 25% or more                         statute, rules or regulations may  be invested in any industry
of its total assets in other                                  be amended or interpreted from     (except the portfolio will invest
investment companies).                                        time to time.                      25% or more of its total assets in
                                                                                                 other investment companies).
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or sell        Convert to NFP and   The fund may not purchase or       The fund may not purchase or sell
commodities, commodity contracts or      replace with new     sell commodities or real estate,   commodities, commodity contracts or
real estate, including interests in      FP - Proposal 2(j)   except to the extent permitted     real estate, including interests in
real estate limited partnerships,                             under the 1940 Act, the rules or   real estate limited partnerships,
provided that the portfolio may (1)                           regulations thereunder or any      provided that the portfolio may (1)
purchase securities of companies that                         exemption therefrom, as such       purchase securities of companies
deal in real estate or interests                              statute, rules or regulations      that deal in real estate or
therein, (2) purchase or sell futures                         may be amended or interpreted      interests therein, (2) purchase or
contracts, options contracts, equity                          from time to time.                 sell futures contracts, options
index participations and index                                                                   contracts, equity index
participation contracts.                                                                         participations and index
                                                                                                 participation contracts.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not lend money to any       Amend and convert    The fund may not make loans to     The fund may not lend any security
person, except that the portfolio may    to NFP; replace      other persons, except to the       or make any other loan if, as a
(1) purchase a portion of an issue of    with new FP -        extent permitted under the 1940    result, more than 33 1/3% of its
short-term debt securities or similar    Proposal 2(c)(ii)    Act, the rules or regulations      total assets would be lent to other
obligations (including repurchase                             thereunder or any exemption        parties (this restriction does not
agreements) that are distributed                              therefrom, as such statute,        apply to purchases of debt
publicly or customarily purchased by                          rules or regulations may be        securities or repurchase
institutional investors, and (2) lend                         amended or interpreted from time   agreements).
its portfolio securities.                                     to time.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

-----------------------------------------------------------------------------------------------------------------------------------
The fund may not borrow money or issue   Amend and convert    The fund may not borrow money,     The fund may not borrow money
senior securities, except that the       to NFP; replace      except to the extent permitted     except that the fund may (i) borrow
portfolio may borrow from banks as a     with new FPs -       under the 1940 Act, the rules or   money from banks and (ii) engage in
temporary measure to satisfy             Proposal 2(c)(i)     regulations thereunder or any      reverse repurchase agreements with
redemption requests or for               and (iii)            exemption therefrom, as such       any party; provided that (i) and
extraordinary or emergency purposes                           statute, rules or regulations      (ii) in combination do not exceed
and then only in an amount not to                             may be amended or interpreted      33 1/3% of its total assets (any
exceed one-third of the value of its                          from time to time.                 borrowings that come to exceed this
total assets (including the amount                                                               amount will be reduced to the
borrowed), provided that the portfolio                        See also new fundamental policy    extent necessary to comply with the
will not purchase securities while                            on senior securities below.        limitation within three business
borrowings represent more than 5% of                                                             days) and the fund will not
its total assets.                                                                                purchase securities while
                                                                                                 borrowings represent more than 5%
                                                                                                 of its total assets.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not pledge, mortgage or     Replace with new     The fund may not issue senior      None
hypothecate any of its assets, except    FP - Proposal 2(c)   securities, except to the extent
that, to secure allowable borrowings,    (iii)                permitted under the 1940 Act,
the portfolio may do so with respect                          the rules or regulations
to no more than one-third of the value                        thereunder or any exemption
of its total assets.                                          therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not underwrite securities   Replace with new     The fund may not underwrite        None
issued by others, except to the extent   FP - Proposal 2(k)   securities issued by other
it may be deemed to be an underwriter,                        persons, except to the extent
under the federal securities laws, in                         permitted under the 1940 Act,
connection with the disposition of                            the rules or regulations
securities from its investment                                thereunder or any exemption
portfolio.                                                    therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

MarketTrack(TM) Balanced Portfolio

-----------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICY:            NEW NON-FUNDAMENTAL POLICY:
-----------------------------------------------------------------------------------------------------------------------------------
The fund seeks maximum total return,     No change            Same                               None
including both capital growth and
income.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not, as to 75% of its       Convert to NFP and   The fund may not purchase          The fund may not, as to 75% of its
assets, purchase securities of any       replace with new     securities of an issuer, except    assets, purchase securities of any
issuer (other than obligations of, or    FP - Proposal 2(d)   as consistent with the             issuer (other than obligations of,
guaranteed by, the U.S. government,                           maintenance of its status as an    or guaranteed by, the U.S.
its agencies or instrumentalities or                          open-end diversified company       government, its agencies or
investments in other registered                               under the 1940 Act, the rules or   instrumentalities or investments in
investment companies) if, as a result,                        regulations thereunder or any      other registered investment
more than 5% of the value of its total                        exemption therefrom, as such       companies) if, as a result, more
assets would be invested in the                               statute, rules or regulations      than 5% of the value of its total
securities of such issuer.                                    may be amended or interpreted      assets would be invested in the
                                                              from time to time.                 securities of such issuer.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Convert to NFP and   The fund may not concentrate       The fund may not purchase
(other than securities issued or         replace with new     investments in a particular        securities (other than securities
guaranteed by the U.S. government, its   FP - Proposal 2(i)   industry or group of industries,   issued or guaranteed by the U.S.
agencies or instrumentalities) if, as                         as concentration is defined        government, its agencies or
a result of such purchase, 25% or more                        under the 1940 act, the rules or   instrumentalities) if, as a result
of the value of its total assets would                        regulations thereunder or any      of such purchase, 25% or more of
be invested in any industry.                                  exemption therefrom, as such       the value of its total assets would
                                                              statute, rules or regulations may  be invested in any industry.
                                                              be amended or interpreted from
                                                              time to time.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not invest more than 10%    Amend and convert    None                               The fund may not invest more than
of its net assets in illiquid            to NFP - Proposal                                       15% of its net assets in illiquid
securities, including repurchase         2(f)                                                    securities.
agreements with maturities in excess
of seven days.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or retain      Eliminate -          None                               None
securities of an issuer if any of the    Proposal 2(h)
officers, trustees or directors of the
trust or the investment adviser
individually own beneficially more
than one-half of 1% of the securities
of such issuer and together
beneficially own more than 5% of the
securities of such issuer.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or sell        Convert to NFP and   The fund may not purchase or       The fund may not purchase or sell
commodities, commodity contracts or      replace with new     sell commodities or real estate,   commodities, commodity contracts or
real estate, including interests in      FP - Proposal 2(j)   except to the extent permitted     real estate, including interests in
real estate limited partnerships,                             under the 1940 Act, the rules or   real estate limited partnerships,
provided that each portfolio may (1)                          regulations thereunder or any      provided that each portfolio may
purchase securities of companies that                         exemption therefrom, as such       (1) purchase securities of
deal in real estate or interests                              statute, rules or regulations      companies that deal in real estate
therein, (2) purchase or sell futures                         may be amended or interpreted      or interests therein, (2) purchase
contracts, options contracts, equity                          from time to time.                 or sell futures contracts, options
index participations and index                                                                   contracts, equity index
participation contracts and (3)                                                                  participations and index
purchase securities of companies that                                                            participation contracts and (3)
deal in precious metals or interests                                                             purchase securities of companies
therein.                                                                                         that deal in precious metals or
                                                                                                 interests therein.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

-----------------------------------------------------------------------------------------------------------------------------------
The fund may not invest for the          Convert to NFP -     None                               The fund may not invest for the
purpose of exercising control or         Proposal 2(l)                                           purpose of exercising control or
management of another issuer.                                                                    management of another issuer.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     No change            Same                               None
of other investment companies, except
as permitted by the 1940 Act,
including any exemptive relief granted
by the SEC.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not lend money to any       Amend and convert    The fund may not make loans to     The fund may not lend any security
person, except that each portfolio may   to NFP; replace      other persons, except to the        or make any other loan if, as a
(1) purchase a portion of an issue of    with new FP -        extent permitted under the 1940    result, more than 33 1/3% of its
short-term debt securities or similar    Proposal 2(c)(ii)    Act, the rules or regulations      total assets would be lent to other
obligations (including repurchase                             thereunder or any exemption        parties (this restriction does not
agreements) that are distributed                              therefrom, as such statute,        apply to purchases of debt
publicly or customarily purchased by                          rules or regulations may be        securities or repurchase
institutional investors, and (2) lend                         amended or interpreted from time   agreements).
its portfolio securities.                                     to time.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not borrow money or issue   Amend and convert    The fund may not borrow money,     The fund may not borrow money
senior securities, except that each      to NFP; replace      except to the extent permitted     except that the fund may (i) borrow
portfolio may borrow from banks as a     with new FPs -       under the 1940 Act, the rules or   money from banks and (ii) engage in
temporary measure to satisfy             Proposal 2(c)(i)     regulations thereunder or any      reverse repurchase agreements with
redemption requests or for               and (iii)            exemption therefrom, as such       any party; provided that (i) and
extraordinary or emergency purposes                           statute, rules or regulations      (ii) in combination do not exceed
and then only in an amount not to                             may be amended or interpreted      33 1/3% of its total assets (any
exceed one-third of the value of its                          from time to time.                 borrowings that come to exceed this
total assets (including the amount                                                               amount will be reduced to the
borrowed), provided that each                                 See also new fundamental policy    extent necessary to comply with the
portfolio will not purchase securities                        on senior securities below.        limitation within three business
while borrowings represent more than                                                             days) and the fund will not
5% of its total assets.                                                                          purchase securities while
                                                                                                 borrowings represent more than 5%
                                                                                                 of its total assets.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not pledge, mortgage or     Replace with new     The fund may not issue senior      None
hypothecate any of its assets, except    FP - Proposal 2(c)   securities, except to the extent
that, to secure allowable borrowings,    (iii)                permitted under the 1940 Act,
each portfolio may do so with respect                         the rules or regulations
to no more than one-third of the value                        thereunder or any exemption
of its total assets.                                          therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not underwrite securities   Replace with new     The fund may not underwrite        None
issued by others, except to the extent   FP - Proposal 2(k)   securities issued by other
it may be deemed to be an underwriter,                        persons, except to the extent
under the federal securities laws, in                         permitted under the 1940 Act,
connection with the disposition of                            the rules or regulations
securities from its investment                                thereunder or any exemption
portfolio.                                                    therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

MarketTrack(TM) Conservative Portfolio

-----------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICY:            NEW NON-FUNDAMENTAL POLICY:
-----------------------------------------------------------------------------------------------------------------------------------
The fund seeks income and more growth    No change            Same                               None
potential than an all bond fund.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not, as to 75% of its       Convert to NFP and   The fund may not purchase          The fund may not, as to 75% of its
assets, purchase securities of any       replace with new     securities of an issuer, except    assets, purchase securities of any
issuer (other than obligations of, or    FP - Proposal 2(d)   as consistent with the             issuer (other than obligations of,
guaranteed by, the U.S. government,                           maintenance of its status as an    or guaranteed by, the U.S.
its agencies or instrumentalities or                          open-end diversified company       government, its agencies or
investments in other registered                               under the 1940 Act, the rules or   instrumentalities or investments in
investment companies) if, as a result,                        regulations thereunder or any      other registered investment
more than 5% of the value of its total                        exemption therefrom, as such       companies) if, as a result, more
assets would be invested in the                               statute, rules or regulations      than 5% of the value of its total
securities of such issuer.                                    may be amended or interpreted      assets would be invested in the
                                                              from time to time.                 securities of such issuer.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Convert to NFP and   The fund may not concentrate       The fund may not purchase
(other than securities issued or         replace with new     investments in a particular        securities (other than securities
guaranteed by the U.S. government, its   FP - Proposal 2(i)   industry or group of industries,   issued or guaranteed by the U.S.
agencies or instrumentalities) if, as                         as concentration is defined under  government, its agencies or
a result of such purchase, 25% or more                        the 1940 Act, the rules or         instrumentalities) if, as a result
of the value of its total assets would                        regulations thereunder or any      of such purchase, 25% or more of
be invested in any industry.                                  exemption therefrom, as such       the value of its total assets would
                                                              statue, rules or regulations may   be invested in any industry.
                                                              be amended or interpreted from
                                                              time to time.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not invest more than 10%    Amend and convert    None                               The fund may not invest more than
of its net assets in illiquid            to NFP - Proposal                                       15% of its net assets in illiquid
securities, including repurchase         2(f)                                                    securities.
agreements with maturities in excess
of seven days.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or retain      Eliminate -          None                               None
securities of an issuer if any of the    Proposal 2(h)
officers, trustees or directors of the
trust or the investment adviser
individually own beneficially more
than one-half of 1% of the securities
of such issuer and together
beneficially own more than 5% of the
securities of such issuer.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or sell        Convert to NFP and   The fund may not purchase or       The fund may not purchase or sell
commodities, commodity contracts or      replace with new     sell commodities or real estate,   commodities, commodity contracts or
real estate, including interests in      FP - Proposal 2(j)   except to the extent permitted     real estate, including interests in
real estate limited partnerships,                             under the 1940 Act, the rules or   real estate limited partnerships,
provided that each portfolio may (1)                          regulations thereunder or any      provided that each portfolio may
purchase securities of companies that                         exemption therefrom, as such       (1) purchase securities of
deal in real estate or interests                              statute, rules or regulations      companies that deal in real estate
therein, (2) purchase or sell futures                         may be amended or interpreted      or interests therein, (2) purchase
contracts, options contracts, equity                          from time to time.                 or sell futures contracts, options
index participations and index                                                                   contracts, equity index
participation contracts and (3)                                                                  participations and index
purchase securities of companies that                                                            participation contracts and (3)
deal in precious metals or interests                                                             purchase securities of companies
therein.                                                                                         that deal in precious metals or
                                                                                                 interests therein.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

-----------------------------------------------------------------------------------------------------------------------------------
The fund may not invest for the          Convert to NFP -     None                               The fund may not invest for the
purpose of exercising control or         Proposal 2(l)                                           purpose of exercising control or
management of another issuer.                                                                    management of another issuer.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     No change            Same                               None
of other investment companies, except
as permitted by the 1940 Act,
including any exemptive relief granted
by the SEC.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not lend money to any       Amend and convert    The fund may not make loans to     The fund may not lend any security
person, except that each portfolio may   to NFP; replace      other persons, except to the       or make any other loan if, as a
(1) purchase a portion of an issue of    with new FP -        extent permitted under the 1940    result, more than 33 1/3% of its
short-term debt securities or similar    Proposal 2(c)(ii)    Act, the rules or regulations      total assets would be lent to other
obligations (including repurchase                             thereunder or any exemption        parties (this restriction does not
agreements) that are distributed                              therefrom, as such statute,        apply to purchases of debt
publicly or customarily purchased by                          rules or regulations may be        securities or repurchase
institutional investors, and (2) lend                         amended or interpreted from time   agreements).
its portfolio securities.                                     to time.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not borrow money or issue   Amend and convert    The fund may not borrow money,     The fund may not borrow money
senior securities, except that each      to NFP; replace      except to the extent permitted     except that the fund may (i) borrow
portfolio may borrow from banks as a     with new FPs -       under the 1940 Act, the rules or   money from banks and (ii) engage in
temporary measure to satisfy             Proposal 2(c)(i)     regulations thereunder or any      reverse repurchase agreements with
redemption requests or for               and (iii)            exemption therefrom, as such       any party; provided that (i) and
extraordinary or emergency purposes                           statute, rules or regulations      (ii) in combination do not exceed
and then only in an amount not to                             may be amended or interpreted      33 1/3% of its total assets (any
exceed one-third of the value of its                          from time to time.                 borrowings that come to exceed this
total assets (including the amount                                                               amount will be reduced to the
borrowed), provided that each                                 See also new fundamental policy    extent necessary to comply with the
portfolio will not purchase securities                        on senior securities below.        limitation within three business
while borrowings represent more than                                                             days) and the fund will not
5% of its total assets.                                                                          purchase securities while
                                                                                                 borrowings represent more than 5%
                                                                                                 of its total assets.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not pledge, mortgage or     Replace with new     The fund may not issue senior      None
hypothecate any of its assets, except    FP - Proposal 2(c)   securities, except to the extent
that, to secure allowable borrowings,    (iii)                permitted under the 1940 Act,
each portfolio may do so with respect                         the rules or regulations
to no more than one-third of the value                        thereunder or any exemption
of its total assets.                                          therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not underwrite securities   Replace with new     The fund may not underwrite        None
issued by others, except to the extent   FP - Proposal 2(k)   securities issued by other
it may be deemed to be an underwriter,                        persons, except to the extent
under the federal securities laws, in                         permitted under the 1940 Act,
connection with the disposition of                            the rules or regulations
securities from its investment                                thereunder or any exemption
portfolio.                                                    therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

MarketTrack(TM) Growth Portfolio

-----------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICY:            NEW NON-FUNDAMENTAL POLICY:
-----------------------------------------------------------------------------------------------------------------------------------
The fund seeks high capital growth       No change            Same                              None
with less volatility than an all
stock portfolio.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not, as to 75% of its       Convert to NFP and   The fund may not purchase          The fund may not, as to 75% of its
assets, purchase securities of any       replace with new     securities of an issuer, except    assets, purchase securities of any
issuer (other than obligations of, or    FP - Proposal 2(d)   as consistent with the             issuer (other than obligations of,
guaranteed by, the U.S. government,                           maintenance of its status as an    or guaranteed by, the U.S.
its agencies or instrumentalities or                          open-end diversified company       government, its agencies or
investments in other registered                               under the 1940 Act, the rules or   instrumentalities or investments in
investment companies) if, as a result,                        regulations thereunder or any      other registered investment
more than 5% of the value of its total                        exemption therefrom, as such       companies) if, as a result, more
assets would be invested in the                               statute, rules or regulations      than 5% of the value of its total
securities of such issuer.                                    may be amended or interpreted      assets would be invested in the
                                                              from time to time.                 securities of such issuer.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Convert to NFP and   The fund may not concentrate       The fund may not purchase
(other than securities issued or         replace with new     investments in a particular        securities (other than securities
guaranteed by the U.S. government, its   FP - Proposal 2(i)   industry or group of industries,   issued or guaranteed by the U.S.
agencies or instrumentalities) if, as                         as concentration is defined        government, its agencies or
a result of such purchase, 25% or more                        under the 1940 Act, the rules      instrumentalities) if, as a result
of the value of its total assets would                        or regulations thereunder or       of such purchase, 25% or more of
be invested in any industry.                                  any exemption therefrom, as        the value of its total assets would
                                                              such statute, rules or             be invested in any industry.
                                                              regulations may be amended or
                                                              interpreted from time to time.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not invest more than 10%    Amend and convert    None                               The fund may not invest more than
of its net assets in illiquid            to NFP - Proposal                                       15% of its net assets in illiquid
securities, including repurchase         2(f)                                                    securities.
agreements with maturities in excess
of seven days.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or retain      Eliminate -          None                               None
securities of an issuer if any of the    Proposal 2(h)
officers, trustees or directors of the
trust or the investment adviser
individually own beneficially more
than one-half of 1% of the securities
of such issuer and together
beneficially own more than 5% of the
securities of such issuer.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or sell        Convert to NFP and   The fund may not purchase or       The fund may not purchase or sell
commodities, commodity contracts or      replace with new     sell commodities or real estate,   commodities, commodity contracts or
real estate, including interests in      FP - Proposal 2(j)   except to the extent permitted     real estate, including interests in
real estate limited partnerships,                             under the 1940 Act, the rules or   real estate limited partnerships,
provided that each portfolio may (1)                          regulations thereunder or any      provided that each portfolio may
purchase securities of companies that                         exemption therefrom, as such       (1) purchase securities of
deal in real estate or interests                              statute, rules or regulations      companies that deal in real estate
therein, (2) purchase or sell futures                         may be amended or interpreted      or interests therein, (2) purchase
contracts, options contracts, equity                          from time to time.                 or sell futures contracts, options
index participations and index                                                                   contracts, equity index
participation contracts and (3)                                                                  participations and index
purchase securities of companies that                                                            participation contracts and (3)
deal in precious metals or interests                                                             purchase securities of companies
therein.                                                                                         that deal in precious metals or
                                                                                                 interests therein.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

-----------------------------------------------------------------------------------------------------------------------------------
The fund may not invest for the          Convert to NFP -     None                               The fund may not invest for the
purpose of exercising control or         Proposal 2(l)                                           purpose of exercising control or
management of another issuer.                                                                    management of another issuer.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     No change            Same                               None
of other investment companies, except
as permitted by the 1940 Act,
including any exemptive relief granted
by the SEC.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not lend money to any       Amend and convert    The fund may not make loans to     The fund may not lend any security
person, except that each portfolio may   to NFP; replace      other persons, except to the       or make any other loan if, as a
(1) purchase a portion of an issue of    with new FP -        extent permitted under the 1940    result, more than 33 1/3% of its
short-term debt securities or similar    Proposal 2(c)(ii)    Act, the rules or regulations      total assets would be lent to other
obligations (including repurchase                             thereunder or any exemption        parties (this restriction does not
agreements) that are distributed                              therefrom, as such statute,        apply to purchases of debt
publicly or customarily purchased by                          rules or regulations may be        securities or repurchase
institutional investors, and (2) lend                         amended or interpreted from time   agreements).
its portfolio securities.                                     to time.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not borrow money or issue   Amend and convert    The fund may not borrow money,     The fund may not borrow money
senior securities, except that each      to NFP; replace      except to the extent permitted     except that the fund may (i) borrow
portfolio may borrow from banks as a     with new FPs -       under the 1940 Act, the rules or   money from banks and (ii) engage in
temporary measure to satisfy             Proposal 2(c)(i)     regulations thereunder or any      reverse repurchase agreements with
redemption requests or for               and (iii)            exemption therefrom, as such       any party; provided that (i) and
extraordinary or emergency purposes                           statute, rules or regulations      (ii) in combination do not exceed
and then only in an amount not to                             may be amended or interpreted      33 1/3% of its total assets (any
exceed one-third of the value of its                          from time to time.                 borrowings that come to exceed this
total assets (including the amount                                                               amount will be reduced to the
borrowed), provided that each                                 See also new fundamental policy    extent necessary to comply with the
portfolio will not purchase securities                        on senior securities below.        limitation within three business
while borrowings represent more than                                                             days) and the fund will not
5% of its total assets.                                                                          purchase securities while
                                                                                                 borrowings represent more than 5%
                                                                                                 of its total assets.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not pledge, mortgage or   Replace with new FP -  The fund may not issue senior      None
hypothecate any of its assets, except  Proposal 2(c)(iii)     securities, except to the extent
that, to secure allowable borrowings,                         permitted under the 1940 Act,
each portfolio may do so with respect                         the rules or regulations
to no more than one-third of the value                        thereunder or any exemption
of its total assets.                                          therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not underwrite securities   Replace with new     The fund may not underwrite        None
issued by others, except to the extent   FP - Proposal 2(k)   securities issued by other
it may be deemed to be an underwriter,                        persons, except to the extent
under the federal securities laws, in                         permitted under the 1940 Act,
connection with the disposition of                            the rules or regulations
securities from its investment                                thereunder or any exemption
portfolio.                                                    therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

S&P 500 Fund

-----------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICY:            NEW NON-FUNDAMENTAL POLICY:
-----------------------------------------------------------------------------------------------------------------------------------
The fund seeks to track the price and    No change            Same                               None
dividend performance (total return) of
common stocks of U.S. companies, as
represented by Standard & Poor's 500
Composite Stock Price Index (the S&P
500(R)).
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or retain      Eliminate -          None                               None
securities of an issuer if any of the    Proposal 2(h)
officers, trustees or directors of the
trust or the investment adviser
individually own beneficially more
than half of 1% of the securities of
such issuer and together beneficially
own more than 5% of the securities of
such issuer.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not invest for the          Convert to NFP -     None                               The fund may not invest for the
purpose of exercising control or         Proposal 2(l)                                           purpose of exercising control or
management of another issuer.                                                                    management of another issuer.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not lend money to any       Amend and convert    The fund may not make loans to     The fund may not lend any security
person, except that each fund may (i)    to NFP; replace      other persons, except to the       or make any other loan if, as a
purchase a portion of an issue of        with new FP -        extent permitted under the 1940    result, more than 33 1/3% of its
short-term debt securities or similar    Proposal 2(c)(ii)    Act, the rules or regulations      total assets would be lent to other
obligations (including repurchase                             thereunder or any exemption        parties (this restriction does not
agreements) that are distributed                              therefrom, as such statute,        apply to purchases of debt
publicly or customarily purchased by                          rules or regulations may be        securities or repurchase
institutional investors, and (ii) lend                        amended or interpreted from time   agreements).
its portfolio securities.                                     to time.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not pledge, mortgage or     Replace with new     The fund may not issue senior      None
hypothecate any of its assets, except    FP - Proposal        securities, except to the extent
that, to secure allowable borrowings,    2(c)(iii)            permitted under the 1940 Act,
each fund may do so with respect to no                        the rules or regulations
more than one-third of the value of                           thereunder or any exemption
its total assets.                                             therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not underwrite securities   Replace with new     The fund may not underwrite        None
issued by others, except to the extent   FP - Proposal 2(k)   securities issued by other
it may be deemed to be an underwriter,                        persons, except to the extent
under the federal securities laws, in                         permitted under the 1940 Act,
connection with the disposition of                            the rules or regulations
securities from its investment                                thereunder or any exemption
portfolio.                                                    therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

-----------------------------------------------------------------------------------------------------------------------------------
The fund may not, as to 75% of its       Convert to NFP and   The fund may not purchase          The fund may not, as to 75% of its
assets, purchase securities of any       replace with new     securities of an issuer, except    assets, purchase securities of any
issuer (other than obligations of, or    FP - Proposal 2(d)   as consistent with the             issuer (other than obligations of,
guaranteed by, the U.S. government,                           maintenance of its status as an    or guaranteed by, the U.S.
its agencies or instrumentalities or                          open-end diversified company       government, its agencies or
investments in other registered                               under the 1940 Act, the rules or   instrumentalities or investments in
investment companies) if, as a result,                        regulations thereunder or any      other registered investment
more than 5% of the value of its total                        exemption therefrom, as such       companies) if, as a result, more
assets would be invested in the                               statute, rules or regulations      than 5% of the value of its total
securities of such issuer.                                    may be amended or interpreted      assets would be invested in the
                                                              from time to time.                 securities of such issuer.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Convert to NFP and   The fund may not concentrate       The fund may not purchase
(other than securities issued or         replace with new     investments in a particular        securities (other than securities
guaranteed by the U.S. government, its   FP - Proposal 2(i)   industry or group of industries,   issued or guaranteed by the U.S.
agencies or instrumentalities) if, as                         as concentration is defined        government, its agencies or
a result of such purchase, 25% or more                        under the 1940 Act, the rules      instrumentalities) if, as a result
of the value of its total assets would                        or regulations thereunder or       of such purchase, 25% or more of
be invested in any industry (except                           any exemption therefrom, as        the value of its total assets would
that each fund may purchase securities                        such statute, rules or             be invested in any industry (except
under such circumstances only to the                          regulations may be amended or      that each fund may purchase
extent that its index is also so                              interpreted from time to time.     securities under such circumstances
concentrated).                                                                                   only to the extent that its index
                                                                                                 is also so concentrated).
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not invest more than 10%    Amend and convert    None                               The fund may not invest more than
of its net assets in illiquid            to NFP - Proposal                                       15% of its net assets in illiquid
securities, including repurchase         2(f)                                                    securities.
agreements with maturities in excess
of seven days.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or sell        Convert to NFP and   The fund may not purchase or       The fund may not purchase or sell
commodities, commodity contracts or      replace with new     sell commodities or real estate,   commodities, commodity contracts or
real estate, including interests in      FP - Proposal 2(j)   except to the extent permitted     real estate, including interests in
real estate limited partnerships,                             under the 1940 Act, the rules or   real estate limited partnerships,
provided that each fund may (i)                               regulations thereunder or any      provided that each fund may (i)
purchase securities of companies that                         exemption therefrom, as such       purchase securities of companies
deal in real estate or interests                              statute, rules or regulations      that deal in real estate or
therein, (ii) purchase or sell futures                        may be amended or interpreted      interests therein, (ii) purchase or
contracts, options contracts, equity                          from time to time.                 sell futures contracts, options
index participations and index                                                                   contracts, equity index
participation contracts, and (iii) for                                                           participations and index
the S&P 500 Fund, purchase securities                                                            participation contracts, and (iii)
of companies that deal in precious                                                               for the S&P 500 Fund, purchase
metals or interests therein.                                                                     securities of companies that deal
                                                                                                 in precious metals or interests
                                                                                                 therein.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     No change            Same                               None
of other investment companies, except
as permitted by the 1940 Act,
including any exemptive relief granted
by the SEC.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

-----------------------------------------------------------------------------------------------------------------------------------
The fund may not borrow money or issue   Amend and convert    The fund may not borrow money,     The fund may not borrow money
senior securities, except that the       to NFP; replace      except to the extent permitted     except that the fund may (i) borrow
fund may borrow from banks as a          with new FPs -       under the 1940 Act, the rules or   money from banks and (ii) engage in
temporary measure to satisfy             Proposal 2(c)(i)     regulations thereunder or any      reverse repurchase agreements with
redemption requests or for               and (iii)            exemption therefrom, as such       any party; provided that (i) and
extraordinary or emergency purposes                           statute, rules or regulations      (ii) in combination do not exceed
and then only in an amount not to                             may be amended or interpreted      33 1/3% of its total assets (any
exceed one-third of the value of its                          from time to time.                 borrowings that come to exceed this
total assets (including the amount                                                               amount will be reduced to the
borrowed), provided that each fund                            See also new fundamental policy    extent necessary to comply with the
will not purchase securities while                            on senior securities above.        limitation within three business
borrowings represent more than 5% of                                                             days) and the fund will not
its total assets.                                                                                purchase securities while
                                                                                                 borrowings represent more than 5%
                                                                                                 of its total assets.
-----------------------------------------------------------------------------------------------------------------------------------

Schwab 1000 Fund(R)                                                   APPENDIX

-----------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICY:            NEW NON-FUNDAMENTAL POLICY:
-----------------------------------------------------------------------------------------------------------------------------------
The fund seeks to match the price and    No change            Same                               None
dividend performance (total return) of
the Schwab 1000 Index,(R) an index
created to represent the performance
of publicly traded common stocks of
the 1,000 largest U.S. companies.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or retain      Eliminate -          None                               None
securities of an issuer if any of the    Proposal 2(h)
officers, trustees or directors of the
trust or the investment adviser
individually own beneficially more
than half of 1% of the securities of
such issuer and together beneficially
own more than 5% of the securities of
such issuer.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not invest for the          Convert to NFP -     None                               The fund may not invest for the
purpose of exercising control or         Proposal 2(l)                                           purpose of exercising control or
management of another issuer.                                                                    management of another issuer.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not lend money to any       Amend and convert    The fund may not make loans to     The fund may not lend any security
person, except that each fund may (i)    to NFP; replace      other persons, except to the       or make any other loan if, as a
purchase a portion of an issue of        with new FP -        extent permitted under the 1940    result, more than 33 1/3% of its
short-term debt securities or similar    Proposal 2(c)(ii)    Act, the rules or regulations      total assets would be lent to other
obligations (including repurchase                             thereunder or any exemption        parties (this restriction does not
agreements) that are distributed                              therefrom, as such statute,        apply to purchases of debt
publicly or customarily purchased by                          rules or regulations may be        securities or repurchase
institutional investors, and (ii) lend                        amended or interpreted from time   agreements).
its portfolio securities.                                     to time.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not pledge, mortgage or     Replace with new     The fund may not issue senior      None
hypothecate any of its assets, except    FP - Proposal 2(c)   securities, except to the extent
that, to secure allowable borrowings,    (iii)                permitted under the 1940 Act,
each fund may do so with respect to no                        the rules or regulations
more than one-third of the value of                           thereunder or any exemption
its total assets.                                             therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not underwrite securities   Replace with new     The fund may not underwrite        None
issued by others, except to the extent   FP - Proposal 2(k)   securities issued by other
it may be deemed to be an underwriter,                        persons, except to the extent
under the federal securities laws, in                         permitted under the 1940 Act,
connection with the disposition of                            the rules or regulations
securities from its investment                                thereunder or any exemption
portfolio.                                                    therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

-----------------------------------------------------------------------------------------------------------------------------------
The fund may not, as to 75% of its       Convert to NFP and   The fund may not purchase          The fund may not, as to 75% of its
assets, purchase securities of any       replace with new     securities of an issuer, except    assets, purchase securities of any
issuer (other than obligations of, or    FP - Proposal 2(d)   as consistent with the             issuer (other than obligations of,
guaranteed by, the U.S. government,                           maintenance of its status as an    or guaranteed by, the U.S.
its agencies or instrumentalities) if,                        open-end diversified company       government, its agencies or
as a result, more than 5% of the value                        under the 1940 Act, the rules or   instrumentalities) if, as a result,
of its total assets would be invested                         regulations thereunder or any      more than 5% of the value of its
in the securities of such issuer.                             exemption therefrom, as such       total assets would be invested in
                                                              statute, rules or regulations      the securities of such issuer.
                                                              may be amended or interpreted
                                                              from time to time.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Convert to NFP and   The fund may not concentrate       The fund may not purchase
(other then securities issued or         replace with new     investments in a particular        securities (other then securities
guaranteed by the U.S. government, its   FP - Proposal 2(i)   industry or group of industries,   issued or guaranteed by the U.S.
agencies or instrumentalities) if, as                         as concentration is defined under  government, its agencies or
a result of such purchase, 25% or more                        the 1940 Act, the rules or         instrumentalities) if, as a result
of the value of its total assets would                        regulations thereunder or any      of such purchase, 25% or more of
be invested in any industry (except to                        exemption therefrom, as  such      the value of its total assets would
the extent that the Schwab 1000                               statute, rules or regulations      be invested in any industry (except
Index(R) is also so concentrated).                            may be amended or interpreted      to the extent that the Schwab 1000
Securities issued by governments or                           from time to time.                 Index(R) is also so concentrated).
political subdivisions or authorities                                                            Securities issued by governments
of governments are not considered to                                                             or political subdivisions or
be securities subject to this                                                                    authorities of governments are not
concentration restriction.                                                                       considered to be securities subject
                                                                                                 to this concentration restriction.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not invest more than 10%    Amend and convert    None                               The fund may not invest more than
of the total value of its assets in      to NFP - Proposal                                       15% of net assets in illiquid
illiquid securities, including           2(f)                                                    securities.
repurchase agreements with maturities
in excess of seven days.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or sell        Convert to NFP and   The fund may not purchase or       The fund may not purchase or sell
commodities or real estate, including    replace with new     sell commodities or real estate,   commodities or real estate,
interests in real estate limited         FP - Proposal 2(j)   except to the extent permitted     including interests in real estate
partnerships, provided that the fund                          under the 1940 Act, the rules or   limited partnerships, provided that
may (i) purchase securities of                                regulations thereunder or any      the fund may (i) purchase
companies that deal in real estate or                         exemption therefrom, as such       securities of companies that deal
interests therein, and (ii) purchase                          statute, rules or regulations      in real estate or interests
or sell futures contracts, options                            may be amended or interpreted      therein, and (ii) purchase or sell
contracts, equity index participations                        from time to time.                 futures contracts, options
and index participation contracts.                                                               contracts, equity index
                                                                                                 participations and index
                                                                                                 participation contracts.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     No change            Same                               None
of other investment companies, except
as permitted by the 1940 Act.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

-----------------------------------------------------------------------------------------------------------------------------------
The fund may not borrow money except     Amend and convert    The fund may not borrow money,     The fund may not borrow money
from banks as a temporary measure to     to NFP; replace      except to the extent permitted     except that the fund may (i) borrow
satisfy redemption requests or for       with new FP -        under the 1940 Act, the rules or   money from banks and (ii) engage in
extraordinary or emergency purposes      Proposal 2(c)(i)     regulations thereunder or any      reverse repurchase agreements with
and then only in an amount not to                             exemption therefrom, as such       any party; provided that (i) and
exceed one-third of the value of its                          statute, rules or regulations      (ii) in combination do not exceed
total assets (including the amount                            may be amended or interpreted      33 1/3% of its total assets (any
borrowed), provided that the fund will                        from time to time.                 borrowings that come to exceed this
not purchase securities while                                                                    amount will be reduced to the
borrowings represent more than 5% of                                                             extent necessary to comply with the
its total assets.                                                                                limitation within three business
                                                                                                 days) and the fund will not
                                                                                                 purchase securities while
                                                                                                 borrowings represent more than 5%
                                                                                                 of its total assets.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

Schwab International Index Fund(R)

-----------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICY:            NEW NON-FUNDAMENTAL POLICY:
-----------------------------------------------------------------------------------------------------------------------------------
The fund seeks to track the price and    Amend and convert    The fund seeks to track the        The fund intends to achieve its
dividend performance (total return) of   to NFP; replace      performance of a benchmark index   investment objective by tracking
the Schwab International Index(R), an    with new FP -        that measures the total return     the price and dividend performance
index created to represent the           Proposal 3(b)        of large, publicly-traded non      (total return) of the Schwab
performance of common stocks and other                        U.S. companies from countries      International Index.
equity securities issued by large                             with developed equity markets
publicly traded companies from                                outside the United States.
countries around the world with major
developed securities markets,
excluding the United States).
-----------------------------------------------------------------------------------------------------------------------------------
The fund will invest at least 65% of     Eliminate -          None                               None
its total assets in common stocks and    Proposal 3(b)
other equity securities including
preferred stocks, rights and warrants
of companies located in at least three
countries other than the United States.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or retain      Eliminate -          None                               None
securities of an issuer if any of the    Proposal 2(h)
officers, trustees or directors of the
trust or the investment adviser
individually own beneficially more
than half of 1% of the securities of
such issuer and together beneficially
own more than 5% of the securities of
such issuer.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not invest for the          Convert to NFP -     None                               The fund may not invest for the
purpose of exercising control or         Proposal 2(l)                                           purpose of exercising control or
management of another issuer.                                                                    management of another issuer.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not lend money to any       Amend and convert    The fund may not make loans to     The fund may not lend any security
person, except that each fund may (i)    to NFP; replace      other persons, except to the       or make any other loan if, as a
purchase a portion of an issue of        with new FP -        extent permitted under the 1940    result, more than 33 1/3% of its
short-term debt securities or similar    Proposal 2(c)(ii)    Act, the rules or regulations      total assets would be lent to other
obligations (including repurchase                             thereunder or any exemption        parties (this restriction does not
agreements) that are distributed                              therefrom, as such statute,        apply to purchases of debt
publicly or customarily purchased by                          rules or regulations may be        securities or repurchase
institutional investors, and (ii) lend                        amended or interpreted from time   agreements).
its portfolio securities.                                     to time.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not pledge, mortgage or     Replace with new     The fund may not issue senior      None
hypothecate any of its assets, except    FP - Proposal 2(c)   securities, except to the extent
that, to secure allowable borrowings,    (iii)                permitted under the 1940 Act,
each fund may do so with respect to no                        the rules or regulations
more than one-third of the value of                           thereunder or any exemption
its total assets.                                             therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

-----------------------------------------------------------------------------------------------------------------------------------
The fund may not underwrite securities   Replace with new     The fund may not underwrite        None
issued by others, except to the extent   FP - Proposal 2(k)   securities issued by other
it may be deemed to be an underwriter,                        persons, except to the extent
under the federal securities laws, in                         permitted under the 1940 Act,
connection with the disposition of                            the rules or regulations
securities from its investment                                thereunder or any exemption
portfolio.                                                    therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not, as to 75% of its       Convert to NFP and   The fund may not purchase          The fund may not, as to 75% of its
assets, purchase securities of any       replace with new     securities of an issuer, except    assets, purchase securities of any
issuer (other than obligations of, or    FP - Proposal 2(d)   as consistent with the             issuer (other than obligations of,
guaranteed by, the U.S. government,                           maintenance of its status as an    or guaranteed by, the U.S.
its agencies or instrumentalities or                          open-end diversified company       government, its agencies or
investments in other registered                               under the 1940 Act, the rules or   instrumentalities or investments in
investment companies) if, as a result,                        regulations thereunder or any      other registered investment
more than 5% of the value of its total                        exemption therefrom, as such       companies) if, as a result, more
assets would be invested in the                               statute, rules or regulations      than 5% of the value of its total
securities of such issuer.                                    may be amended or interpreted      assets would be invested in the
                                                              from time to time.                 securities of such issuer.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Convert to NFP and   The fund may not concentrate       The fund may not purchase
(other than securities issued or         replace with new     investments in a particular        securities (other than securities
guaranteed by the U.S. government, its   FP - Proposal 2(i)   industry or group of industries,   issued or guaranteed by the U.S.
agencies or instrumentalities) if, as                         as concentration is defined under  government, its agencies or
a result of such purchase, 25% or more                        the 1940 Act, the rules or         instrumentalities) if, as a result
of the value of its total assets would                        regulations thereunder or any      of such purchase, 25% or more of
be invested in any industry (except                           exemption therefrom, as such       the value of its total assets would
that each fund may purchase securities                        statute, rules or regulations      be invested in any industry (except
under such circumstances only to the                          may be amended or interpreted      that each fund may purchase
extent that its index is also so                              from time to time.                 securities under such circumstances
concentrated).                                                                                   only to the extent that its index
                                                                                                 is also so concentrated).
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not invest more than 10%    Amend and convert    None                               The fund may not invest more than
of its net assets in illiquid            to NFP - Proposal                                       15% of its net assets in illiquid
securities, including repurchase         2(f)                                                    securities.
agreements with maturities in excess
of seven days.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or sell        Convert to NFP and   The fund may not purchase or       The fund may not purchase or sell
commodities, commodity contracts or      replace with new     sell commodities or real estate,   commodities, commodity contracts or
real estate, including interests in      FP - Proposal 2(j)   except to the extent permitted     real estate, including interests in
real estate limited partnerships,                             under the 1940 Act, the rules or   real estate limited partnerships,
provided that each fund may (i)                               regulations thereunder or any      provided that each fund may (i)
purchase securities of companies that                         exemption therefrom, as such       purchase securities of companies
deal in real estate or interests                              statute, rules or regulations      that deal in real estate or
therein, (ii) purchase or sell futures                        may be amended or interpreted      interests therein, (ii) purchase or
contracts, options contracts, equity                          from time to time.                 sell futures contracts, options
index participations and index                                                                   contracts, equity index
participation contracts, and (iii) for                                                           participations and index
the S&P 500 Fund, purchase securities                                                            participation contracts, and (iii)
of companies that deal in precious                                                               for the S&P 500 Fund, purchase
metals or interests therein.                                                                     securities of companies that deal
                                                                                                 in precious metals or interests
                                                                                                 therein.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     No change            Same                               None
of other investment companies, except
as permitted by the 1940 Act,
including any exemptive relief granted
by the SEC.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not borrow money or issue   Amend and convert    The fund may not borrow money,     The fund may not borrow money
senior securities, except that the       to NFP; replace      except to the extent permitted     except that the fund may (i) borrow
fund may borrow from banks as a          with new FPs -       under the 1940 Act, the rules or   money from banks and (ii) engage in
temporary measure to satisfy             Proposal 2(c)(i)     regulations thereunder or any      reverse repurchase agreements with
redemption requests or for               and (iii)            exemption therefrom, as such       any party; provided that (i) and
extraordinary or emergency purposes                           statute, rules or regulations      (ii) in combination do not exceed
and then only in an amount not to                             may be amended or interpreted      33 1/3% of its total assets (any
exceed one-third of the value of its                          from time to time.                 borrowings that come to exceed this
total assets (including the amount                                                               amount will be reduced to the
borrowed), provided that each fund                            See also new fundamental policy    extent necessary to comply with the
will not purchase securities while                            on senior securities above.        limitation within three business
borrowings represent more than 5% of                                                             days) and the fund will not
its total assets.                                                                                purchase securities while
                                                                                                 borrowings represent more than 5%
                                                                                                 of its total assets.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

Schwab Small-Cap Index Fund(R)

------------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICY:           NEW NON-FUNDAMENTAL POLICY:
------------------------------------------------------------------------------------------------------------------------------------
The fund seeks to track the price and    Amend and convert    The fund seeks to track the       The fund intends to achieve its
dividend performance (total return) of   to NFP; replace      performance of a benchmark index  investment objective by tracking the
the Schwab Small-Cap Index(R), an        with new FP -        that measures the total return    price and dividend performance
index created to represent the           Proposal 3(a)        of small capitalization U.S.      (total return) of the Schwab
performance of common stocks of the                           stocks.                           Small-Cap Index.
second 1,000 largest U.S. companies,
ranked by market capitalization (share
price times the number of shares
outstanding).
------------------------------------------------------------------------------------------------------------------------------------
The fund will invest at least 65% of     Eliminate -          None                              None
its total assets in common stocks, or    Proposal 3(a)
other equity securities including
preferred stocks, rights and warrants.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or retain      Eliminate -          None                              None
securities of an issuer if any of the    Proposal 2(h)
officers, trustees or directors of the
trust or the investment adviser
individually own beneficially more
than half of 1% of the securities of
such issuer and together beneficially
own more than 5% of the securities of
such issuer.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest for the          Convert to NFP -     None                              The fund may not invest for the
purpose of exercising control or         Proposal 2(l)                                          purpose of exercising control or
management of another issuer.                                                                   management of another issuer.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not lend money to any       Amend and convert    The fund may not make loans to    The fund may not lend any security
person, except that each fund may (i)    to NFP; replace      other persons, except to the      or make any other loan if, as a
purchase a portion of an issue of        with new FP -        extent permitted under the 1940   result, more than 33 1/3% of its
short-term debt securities or similar    Proposal 2(c)(ii)    Act, the rules or regulations     total assets would be lent to other
obligations (including repurchase                             thereunder or any exemption       parties (this restriction does not
agreements) that are distributed                              therefrom, as such statute,       apply to purchases of debt
publicly or customarily purchased by                          rules or regulations may be       securities or repurchase
institutional investors, and (ii) lend                        amended or interpreted from time  agreements).
its portfolio securities.                                     to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not pledge, mortgage or     Replace with new     The fund may not issue senior     None
hypothecate any of its assets, except    FP - Proposal        securities, except to the extent
that, to secure allowable borrowings,    2(c)(iii)            permitted under the 1940 Act,
each fund may do so with respect to no                        the rules or regulations
more than one-third of the value of                           thereunder or any exemption
its total assets.                                             therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX


------------------------------------------------------------------------------------------------------------------------------------
The fund may not underwrite securities   Replace with new     The fund may not underwrite       None
issued by others, except to the extent   FP - Proposal 2(k)   securities issued by other
it may be deemed to be an underwriter,                        persons, except to the extent
under the federal securities laws, in                         permitted under the 1940 Act,
connection with the disposition of                            the rules or regulations
securities from its investment                                thereunder or any exemption
portfolio.                                                    therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not, as to 75% of its       Convert to NFP and   The fund may not purchase         The fund may not, as to 75% of its
assets, purchase securities of any       replace with new     securities of an issuer, except   assets, purchase securities of any
issuer (other than obligations of, or    FP - Proposal 2(d)   as consistent with the            issuer (other than obligations of,
guaranteed by, the U.S. government,                           maintenance of its status as an   or guaranteed by, the U.S.
its agencies or instrumentalities or                          open-end diversified company      government, its agencies or
investments in other registered                               under the 1940 Act, the rules or  instrumentalities or investments in
investment companies) if, as a result,                        regulations thereunder or any     other registered investment
more than 5% of the value of its total                        exemption therefrom, as such      companies) if, as a result, more
assets would be invested in the                               statute, rules or regulations     than 5% of the value of its total
securities of such issuer.                                    may be amended or interpreted     assets would be invested in the
                                                              from time to time.                securities of such issuer.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Convert to NFP and   The fund may not concentrate      The fund may not purchase securities
(other than securities issued or         replace with new     investments in a particular       (other than securities issued or
guaranteed by the U.S. government, its   FP - Proposal 2(i)   industry or group of industries,  guaranteed by the U.S. government,
agencies or instrumentalities) if, as                         as concentration is defined       its agencies or instrumentalities)
a result of such purchase, 25% or more                        under the 1940 Act, the rules     if, as a result of such purchase,
of the value of its total assets would                        or regulations thereunder or      25% or more of the value of its
be invested in any industry (except                           any exemption therefrom, as       total assets would be invested in
that each fund may purchase securities                        such statute, rules or            any industry (except that each fund
under such circumstances only to the                          regulations may be amended or     may purchase securities under such
extent that its index is also so                              interpreted from time to time.    circumstances only to the extent
concentrated).                                                                                  that its index is also so
                                                                                                concentrated).
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest more than 10%    Amend and convert    None                              The fund may not invest more than
of its net assets in illiquid            to NFP - Proposal                                      15% of its net assets in illiquid
securities, including repurchase         2(f)                                                   securities.
agreements with maturities in excess
of seven days.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or sell        Convert to NFP and   The fund may not purchase or      The fund may not purchase or sell
commodities, commodity contracts or      replace with new     sell commodities or real estate,  commodities, commodity contracts or
real estate, including interests in      FP - Proposal 2(j)   except to the extent permitted    real estate, including interests in
real estate limited partnerships,                             under the 1940 Act, the rules or  real estate limited partnerships,
provided that each fund may (i)                               regulations thereunder or any     provided that each fund may (i)
purchase securities of companies that                         exemption therefrom, as such      purchase securities of companies
deal in real estate or interests                              statute, rules or regulations     that deal in real estate or
therein, (ii) purchase or sell futures                        may be amended or interpreted     interests therein, (ii) purchase or
contracts, options contracts, equity                          from time to time.                sell futures contracts, options
index participations and index                                                                  contracts, equity index
participation contracts, and (iii) for                                                          participations and index
the S&P 500 Fund, purchase securities                                                           participation contracts, and (iii)
of companies that deal in precious                                                              for the S&P 500 Fund, purchase
metals or interests therein.                                                                    securities of companies that deal in
                                                                                                precious metals or interests
                                                                                                therein.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX


------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     No change            Same                              None
of other investment companies, except
as permitted by the 1940 Act,
including any exemptive relief granted
by the SEC.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not borrow money or issue   Amend and convert    The fund may not borrow money,    The fund may not borrow money except
senior securities, except that the       to NFP; replace      except to the extent permitted    that the fund may (i) borrow money
fund may borrow from banks as a          with new FPs -       under the 1940 Act, the rules or  from banks and (ii) engage in
temporary measure to satisfy             Proposal 2(c)(i)     regulations thereunder or any     reverse repurchase agreements with
redemption requests or for               and (iii)            exemption therefrom, as such      any party; provided that (i) and
extraordinary or emergency purposes                           statute, rules or regulations     (ii) in combination do not exceed 33
and then only in an amount not to                             may be amended or interpreted     1/3% of its total assets (any
exceed one-third of the value of its                          from time to time.                borrowings that come to exceed this
total assets (including the amount                                                              amount will be reduced to the extent
borrowed), provided that each fund                            See also new fundamental policy   necessary to comply with the
will not purchase securities while                            on senior securities above.       limitation within three business
borrowings represent more than 5% of                                                            days) and the fund will not purchase
its total assets.                                                                               securities while borrowings
                                                                                                represent more than 5% of its total
                                                                                                assets.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

California Long-Term Tax-Free Bond Fund

------------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICY:           NEW NON-FUNDAMENTAL POLICY:
------------------------------------------------------------------------------------------------------------------------------------
The fund seeks a high level of current   No Change            Same                              None
income that is exempt from Federal
income and State of California
personal income taxes, consistent with
preservation of capital.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not, as to 75% of its       Convert to NFP -     None                              The fund may not, as to 75% of its
assets, purchase securities of any       Proposal 2(n)                                          assets, purchase securities of any
issuer (other than obligations of, or                                                           issuer (other than obligations of,
guaranteed by, the U.S. government,                                                             or guaranteed by, the U.S.
its agencies or instrumentalities) if,                                                          government, its agencies or
as a result, more than 5% of the value                                                          instrumentalities) if, as a result,
of its total assets would be invested                                                           more than 5% of the value of its
in the securities of such issuer,                                                               total assets would be invested in
except that provided that no more than                                                          the securities of such issuer,
25% of the fund's total assets would                                                            except that provided that no more
be invested in the securities of a                                                              than 25% of the fund's total assets
single issuer, up to 50% of the fund's                                                          would be invested in the securities
total assets may be invested without                                                            of a single issuer, up to 50% of the
regard to this 5% limitation.                                                                   fund's total assets may be invested
                                                                                                without regard to this 5%
                                                                                                limitation.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Convert to NFP and   The fund may not concentrate      The fund may not purchase securities
(other than securities issued or         replace with new     investments in a particular       (other than securities issued or
guaranteed by the U.S. government, its   FP - Proposal 2(i)   industry or group of industries,  guaranteed by the U.S. government,
agencies or instrumentalities) if, as                         as concentration is defined       its agencies or instrumentalities)
a result of such purchase, 25% or more                        under the 1940 Act, the rules     if, as a result of such purchase,
of the value of its total assets would                        or regulations thereunder         25% or more of the value of its
be invested in any industry.                                  or any exemption therefrom, as    total assets would be invested in
Securities issued by governments or                           such statute, rules or            any industry. Securities issued by
political subdivisions or authorities                         regulations may be amended or     governments or political
of governments are not considered to                          interpreted from time to time.    subdivisions or authorities of
be securities subject to this industry                                                          governments are not considered to be
concentration restriction.                                                                      securities subject to this industry
                                                                                                concentration restriction.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest more than 10%    Amend and convert    None                              The fund may not invest more than
of the total value of its net assets     to NFP - Proposal                                      15% of its net assets in illiquid
in illiquid securities, including        2(f)                                                   securities.
repurchase agreements with maturities
in excess of seven days.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or retain      Eliminate -          None                              None
securities of an issuer if any of the    Proposal 2(h)
officers, trustees or directors of the
trust or the investment adviser
individually own beneficially more
than 1/2 of 1% of the securities of
such issuer and together beneficially
own more than 5% of the securities of
such issuer.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX


------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or sell        Convert to NFP and   The fund may not purchase or      The fund may not purchase or sell
commodities or real estate, including    replace with new     sell commodities or real estate,  commodities or real estate,
interests in real estate limited         FP - Proposal 2(j)   except to the extent permitted    including interests in real estate
partnerships, provided that the fund                          under the 1940 Act, the rules or  limited partnerships, provided that
may (i) purchase securities of                                regulations thereunder or any     the fund may (i) purchase securities
companies that deal in real estate or                         exemption therefrom, as such      of companies that deal in real
interests therein, and (ii) purchase                          statute, rules or regulations     estate or interests therein, and
or sell futures contracts, options                            may be amended or interpreted     (ii) purchase or sell futures
contracts, equity index participations                        from time to time.                contracts, options contracts, equity
and index participation contracts.                                                              index participations and index
                                                                                                participation contracts.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest for the          Convert to NFP -     None                              The fund may not invest for the
purpose of exercising control or         Proposal 2(l)                                          purpose of exercising control or
management of another issuer.                                                                   management of another issuer.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     No change            Same                              None
of other investment companies, except
as permitted by the 1940 Act.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not lend money to any       Amend and convert    The fund may not make loans to    The fund may not lend any security
person, except that it may (i)           to NFP; replace      other persons, except to the      or make any other loan if, as a
purchase a portion of an issue of        with new FP -        extent permitted under the 1940   result, more than 33 1/3% of its
short-term debt securities or similar    Proposal 2(c)(ii)    Act, the rules or regulations     total assets would be lent to other
obligations (including repurchase                             thereunder or any exemption       parties (this restriction does not
agreements) that are publicly                                 therefrom, as such statute,       apply to purchases of debt
distributed or customarily purchased                          rules or regulations may be       securities or repurchase
by institutional investors, and (ii)                          amended or interpreted from time  agreements).
lend its portfolio securities.                                to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not borrow money except     Amend and convert    The fund may not borrow money,    The fund may not borrow money except
from banks as a temporary measure to     to NFP; replace      except to the extent permitted    that the fund may (i) borrow money
satisfy redemption requests or for       with new FP -        under the 1940 Act, the rules or  from banks and (ii) engage in
extraordinary or emergency purposes      Proposal 2(c)(i)     regulations thereunder or any     reverse repurchase agreements with
and then only in an amount not to                             exemption therefrom, as such      any party; provided that (i) and
exceed one-third of the value of its                          statute, rules or regulations     (ii) in combination do not exceed 33
total assets (including the amount                            may be amended or interpreted     1/3% of its total assets (any
borrowed), provided that the fund will                        from time to time.                borrowings that come to exceed this
not purchase securities while                                                                   amount will be reduced to the extent
borrowings represent more than 5% of                                                            necessary to comply with the
its total assets.                                                                               limitation within three business
                                                                                                days) and the fund will not purchase
                                                                                                securities while borrowings
                                                                                                represent more than 5% of its total
                                                                                                assets.

------------------------------------------------------------------------------------------------------------------------------------
The fund may not pledge, mortgage or   Replace with new FP -  The fund may not issue senior     None
hypothecate any of its assets except   Proposal 2(c)(iii)     securities, except to the extent
that to secure allowable borrowings,                          permitted under the 1940 Act,
the fund may do so with respect to no                         the rules or regulations
more than 10% of its net assets.                              thereunder or any exemption
                                                              therefrom, as such
                                                              statute, rules or
                                                              regulations may be
                                                              amended or
                                                              interpreted from
                                                              time to time.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX


------------------------------------------------------------------------------------------------------------------------------------
The fund may not underwrite securities   Replace with new     The fund may not underwrite       None
issued by others except to the extent    FP - Proposal 2(k)   securities issued by other
it may be deemed to be an underwriter,                        persons, except to the extent
under the federal securities laws, in                         permitted under the 1940 Act,
connection with the disposition of                            the rules or regulations
securities from its investment                                thereunder or any exemption
portfolio.                                                    therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

California Short/Intermediate Tax-Free Bond Fund

------------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICY:           NEW NON-FUNDAMENTAL POLICY:
------------------------------------------------------------------------------------------------------------------------------------
The fund seeks a high level of current   No Change            Same                              None
income that is exempt from Federal
income and State of California
personal income taxes, consistent with
preservation of capital.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not, as to 75% of its       Convert to NFP -     None                              The fund may not, as to 75% of its
assets, purchase securities of any       Proposal 2(n)                                          assets, purchase securities of any
issuer (other than obligations of, or                                                           issuer (other than obligations of,
guaranteed by, the U.S. government,                                                             or guaranteed by, the U.S.
its agencies or instrumentalities) if,                                                          government, its agencies or
as a result, more than 5% of the value                                                          instrumentalities) if, as a result,
of its total assets would be invested                                                           more than 5% of the value of its
in the securities of such issuer,                                                               total assets would be invested in
except that provided that no more than                                                          the securities of such issuer,
25% of the fund's total assets would                                                            except that provided that no more
be invested in the securities of a                                                              than 25% of the fund's total assets
single issuer, up to 50% of the fund's                                                          would be invested in the securities
total assets may be invested without                                                            of a single issuer, up to 50% of the
regard to this 5% limitation.                                                                   fund's total assets may be invested
                                                                                                without regard to this 5%
                                                                                                limitation.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Convert to NFP and   The fund may not concentrate      The fund may not purchase securities
(other than securities issued or         replace with new     investments in a particular       (other than securities issued or
guaranteed by the U.S. government, its   FP - Proposal 2(i)   industry or group of indus-       guaranteed by the U.S. government,
agencies or instrumentalities) if, as                         tries, as concentration is        its agencies or instrumentalities)
a result of such purchase, 25% or more                        defined under the 1940 Act, the   if, as a result of such purchase,
of the value of its total assets would                        rules or regulations thereunder   25% or more of the value of its
be invested in any industry.                                  or any exemption therefrom, as    total assets would be invested in
Securities issued by governments or                           such statute, rules or            any industry.  Securities issued by
political subdivisions or authorities                         regulations may be amended or     governments or political
of governments are not considered to                          interpreted from time to time.    subdivisions or authorities of
be securities subject to this industry                                                          governments are not considered to be
concentration restriction.                                                                      securities subject to this industry
                                                                                                concentration restriction.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest more than 10%    Amend and convert    None                              The fund may not invest more than
of the total value of its net assets     to NFP - Proposal                                      15% of its net assets in illiquid
in illiquid securities, including        2(f)                                                   securities.
repurchase agreements with maturities
in excess of seven days.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or retain      Eliminate -          None                              None
securities of an issuer if any of the    Proposal 2(h)
officers, trustees or directors of the
trust or the investment adviser
individually own beneficially more
than 1/2 of 1% of the securities of
such issuer and together beneficially
own more than 5% of the securities of
such issuer.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX


------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or sell        Convert to NFP and   The fund may not purchase or      The fund may not purchase or sell
commodities or real estate, including    replace with new     sell commodities or real estate,  commodities or real estate,
interests in real estate limited         FP - Proposal 2(j)   except to the extent permitted    including interests in real estate
partnerships, provided that the fund                          under the 1940 Act, the rules or  limited partnerships, provided that
may (i) purchase securities of                                regulations thereunder or any     the fund may (i) purchase securities
companies that deal in real estate or                         exemption therefrom, as such      of companies that deal in real
interests therein, and (ii) purchase                          statute, rules or regulations     estate or interests therein, and
or sell futures contracts, options                            may be amended or interpreted     (ii) purchase or sell futures
contracts, equity index participations                        from time to time.                contracts, options contracts, equity
and index participation contracts.                                                              index participations and index
                                                                                                participation contracts.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest for the          Convert to NFP -     None                              The fund may not invest for the
purpose of exercising control or         Proposal 2(l)                                          purpose of exercising control or
management of another issuer.                                                                   management of another issuer.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     No change            Same                              None
of other investment companies, except
as permitted by the 1940 Act.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not lend money to any       Amend and convert    The fund may not make loans to    The fund may not lend any security
person, except that it may (i)           to NFP; replace      other persons, except to the      or make any other loan if, as a
purchase a portion of an issue of        with new FP -        extent permitted under the 1940   result, more than 33 1/3% of its
short-term debt securities or similar    Proposal 2(c)(ii)    Act, the rules or regulations     total assets would be lent to other
obligations (including repurchase                             thereunder or any exemption       parties (this restriction does not
agreements) that are publicly                                 therefrom, as such statute,       apply to purchases of debt
distributed or customarily purchased                          rules or regulations may be       securities or repurchase
by institutional investors, and (ii)                          amended or interpreted from time  agreements).
lend its portfolio securities.                                to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not borrow money except     Amend and convert    The fund may not borrow money,    The fund may not borrow money except
from banks as a temporary measure to     to NFP; replace      except to the extent permitted    that the fund may (i) borrow money
satisfy redemption requests or for       with new FP -        under the 1940 Act, the rules or  from banks and (ii) engage in
extraordinary or emergency purposes      Proposal 2(c)(i)     regulations thereunder or any     reverse repurchase agreements with
and then only in an amount not to                             exemption therefrom, as such      any party; provided that (i) and
exceed one-third of the value of its                          statute, rules or regulations     (ii) in combination do not exceed 33
total assets (including the amount                            may be amended or interpreted     1/3% of its total assets (any
borrowed), provided that the fund will                        from time to time.                borrowings that come to exceed this
not purchase securities while                                                                   amount will be reduced to the extent
borrowings represent more than 5% of                                                            necessary to comply with the
its total assets.                                                                               limitation within three business
                                                                                                days) and the fund will not
                                                                                                purchase securities while
                                                                                                borrowings represent more
                                                                                                than 5% of its total assets.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not pledge, mortgage or     Replace with new     The fund may not issue senior     None
hypothecate any of its assets except     FP - Proposal        securities, except to the extent
that to secure allowable borrowings,     2(c)(iii)            permitted under the 1940 Act,
the fund may do so with respect to no                         the rules or regulations
more than 10% of its net assets.                              thereunder or any exemption
                                                              therefrom, as such statute, rules
                                                              or regulations may be amended
                                                              or interpreted from time to
                                                              time.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX


------------------------------------------------------------------------------------------------------------------------------------
The fund may not underwrite securities   Replace with new     The fund may not underwrite       None
issued by others except to the extent    FP - Proposal 2(k)   securities issued by other
it may be deemed to be an underwriter,                        persons, except to the extent
under the federal securities laws, in                         permitted under the 1940 Act,
connection with the disposition of                            the rules or regulations
securities from its investment                                thereunder or any exemption
portfolio.                                                    therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

Long-Term Tax-Free Bond Fund

------------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICY:           NEW NON-FUNDAMENTAL POLICY:
------------------------------------------------------------------------------------------------------------------------------------
The fund seeks a high level of current   No change            Same                              None
income that is exempt from federal
income tax, consistent with
presentation of capital.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not, as to 75% of its       Convert to NFP -     None                              The fund may not, as to 75% of its
assets, purchase securities of any       Proposal 2(n)                                          assets, purchase securities of any
issuer (other than obligations of, or                                                           issuer (other than obligations of,
guaranteed by, the U.S. government,                                                             or guaranteed by, the U.S.
its agencies or instrumentalities) if,                                                          government, its agencies or
as a result, more than 5% of the value                                                          instrumentalities) if, as a result,
of its total assets would be invested                                                           more than 5% of the value of its
in the securities of such issuer,                                                               total assets would be invested in
except that provided that no more than                                                          the securities of such issuer,
25% of the fund's total assets would                                                            except that provided that no more
be invested in the securities of a                                                              than 25% of the fund's total assets
single issuer, up to 50% of the fund's                                                          would be invested in the securities
total assets may be invested without                                                            of a single issuer, up to 50% of the
regard to this 5% limitation.                                                                   fund's total assets may be invested
                                                                                                without regard to this 5%
                                                                                                limitation.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Convert to NFP and   The fund may not concentrate      The fund may not purchase securities
(other than securities issued or         replace with new     investments in a particular       (other than securities issued or
guaranteed by the U.S. government, its   FP - Proposal 2(i)   industry or group of industries,  guaranteed by the U.S. government,
agencies or instrumentalities) if, as                         as concentration is defined       its agencies or instrumentalities)
a result of such purchase, 25% or more                        under the 1940 Act, the rules     if, as a result of such purchase,
of the value of its total assets would                        or regulations thereunder         25% or more of the value of its
be invested in any industry.                                  or any exemption therefrom, as    total assets would be invested in
Securities issued by governments or                           such statute, rules or            any industry.  Securities issued by
political subdivisions or authorities                         regulations may be amended or     governments or political
of governments are not considered to                          interpreted from time to time.    subdivisions or authorities of
be securities subject to this industry                                                          governments are not considered to be
concentration restriction.                                                                      securities subject to this industry
                                                                                                concentration restriction.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest more than 10%    Amend and convert    None                              The fund may not invest more than
of the total value of its net assets     to NFP - Proposal                                      15% of its net assets in illiquid
in illiquid securities, including        2(f)                                                   securities.
repurchase agreements with maturities
in excess of seven days.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or retain      Eliminate -          None                              None
securities of an issuer if any of the    Proposal 2(h)
officers, trustees or directors of the
trust or the investment adviser
individually own beneficially more
than 1/2 of 1% of the securities of
such issuer and together beneficially
own more than 5% of the securities of
such issuer.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX


------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or sell        Convert to NFP and   The fund may not purchase or      The fund may not purchase or sell
commodities or real estate, including    replace with new     sell commodities or real estate,  commodities or real estate,
interests in real estate limited         FP - Proposal 2(j)   except to the extent permitted    including interests in real estate
partnerships, provided that the fund                          under the 1940 Act, the rules or  limited partnerships, provided that
may (i) purchase securities of                                regulations thereunder or any     the fund may (i) purchase securities
companies that deal in real estate or                         exemption therefrom, as such      of companies that deal in real
interests therein, and (ii) purchase                          statute, rules or regulations     estate or interests therein, and
or sell futures contracts, options                            may be amended or interpreted     (ii) purchase or sell futures
contracts, equity index participations                        from time to time.                contracts, options contracts, equity
and index participation contracts.                                                              index participations and index
                                                                                                participation contracts.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest for the          Convert to NFP -     None                              The fund may not invest for the
purpose of exercising control or         Proposal 2(l)                                          purpose of exercising control or
management of another issuer.                                                                   management of another issuer.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     No change            Same                              None
of other investment companies, except
as permitted by the 1940 Act.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not lend money to any       Amend and convert    The fund may not make loans to    The fund may not lend any security
person, except that it may (i)           to NFP; replace      other persons, except to the      or make any other loan if, as a
purchase a portion of an issue of        with new FP -        extent permitted under the 1940   result, more than 33 1/3% of its
short-term debt securities or similar    Proposal 2(c)(ii)    Act, the rules or regulations     total assets would be lent to other
obligations (including repurchase                             thereunder or any exemption       parties (this restriction does not
agreements) that are publicly                                 therefrom, as such statute,       apply to purchases of debt
distributed or customarily purchased                          rules or regulations may be       securities or repurchase
by institutional investors, and (ii)                          amended or interpreted from time  agreements).
lend its portfolio securities.                                to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not borrow money except     Amend and convert    The fund may not borrow money,    The fund may not borrow money except
from banks as a temporary measure to     to NFP; replace      except to the extent permitted    that the fund may (i) borrow money
satisfy redemption requests or for       with new FP -        under the 1940 Act, the rules or  from banks and (ii) engage in
extraordinary or emergency purposes      Proposal 2(c)(i)     regulations thereunder or any     reverse repurchase agreements with
and then only in an amount not to                             exemption therefrom, as such      any party; provided that (i) and
exceed one-third of the value of its                          statute, rules or regulations     (ii) in combination do not exceed 33
total assets (including the amount                            may be amended or interpreted     1/3% of its total assets (any
borrowed), provided that the fund will                        from time to time.                borrowings that come to exceed this
not purchase securities while                                                                   amount will be reduced to the extent
borrowings represent more than 5% of                                                            necessary to comply with the
its total assets.                                                                               limitation within three business
                                                                                                days) and the fund will not
                                                                                                purchase securities while
                                                                                                borrowings represent more
                                                                                                than 5% of its total assets.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not pledge, mortgage or     Replace with new     The fund may not issue senior     None
hypothecate any of its assets except     FP - Proposal        securities, except to the extent
that to secure allowable borrowings,     2(c)(iii)            permitted under the 1940 Act,
the fund may do so with respect to no                         the rules or regulations
more than 10% of its net assets.                              thereunder or any exemption
                                                              therefrom, as such statute, rules
                                                              or regulations may be amended
                                                              or interpreted from time to
                                                              time.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX


------------------------------------------------------------------------------------------------------------------------------------
The fund may not underwrite securities   Replace with new     The fund may not underwrite       None
issued by others except to the extent    FP - Proposal 2(k)   securities issued by other
it may be deemed to be an underwriter,                        persons, except to the extent
under the federal securities laws, in                         permitted under the 1940 Act,
connection with the disposition of                            the rules or regulations
securities from its investment                                thereunder or any exemption
portfolio.                                                    therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

Short/Intermediate Tax-Free Bond Fund

------------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICY:           NEW NON-FUNDAMENTAL POLICY:
------------------------------------------------------------------------------------------------------------------------------------
The fund seeks a high level of current   No change            Same                              None
income that is exempt from federal
income tax, consistent with
preservation of capital.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not, as to 75% of its       Convert to NFP -     None                              The fund may not, as to 75% of its
assets, purchase securities of any       Proposal 2(n)                                          assets, purchase securities of any
issuer (other than obligations of, or                                                           issuer (other than obligations of,
guaranteed by, the U.S. government,                                                             or guaranteed by, the U.S.
its agencies or instrumentalities) if,                                                          government, its agencies or
as a result, more than 5% of the value                                                          instrumentalities) if, as a result,
of its total assets would be invested                                                           more than 5% of the value of its
in the securities of such issuer,                                                               total assets would be invested in
except that provided that no more than                                                          the securities of such issuer,
25% of the fund's total assets would                                                            except that provided that no more
be invested in the securities of a                                                              than 25% of the fund's total assets
single issuer, up to 50% of the fund's                                                          would be invested in the securities
total assets may be invested without                                                            of a single issuer, up to 50% of the
regard to this 5% limitation.                                                                   fund's total assets may be invested
                                                                                                without regard to this 5%
                                                                                                limitation.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Convert to NFP and   The fund may not concentrate      The fund may not purchase securities
(other than securities issued or         replace with new     investments in a particular       (other than securities issued or
guaranteed by the U.S. government, its   FP - Proposal 2(i)   industry or group of industries,  guaranteed by the U.S. government,
agencies or instrumentalities) if, as                         as concentration is defined       its agencies or instrumentalities)
a result of such purchase, 25% or more                        under the 1940 Act, the rules     if, as a result of such purchase,
of the value of its total assets would                        or regulations thereunder         25% or more of the value of its
be invested in any industry.                                  or any exemption therefrom, as    total assets would be invested in
Securities issued by governments or                           such statute, rules or            any industry.  Securities issued by
political subdivisions or authorities                         regulations may be amended or     governments or political
of governments are not considered to                          interpreted from time to time.    subdivisions or authorities of
be securities subject to this industry                                                          governments are not considered to be
concentration restriction.                                                                      securities subject to this industry
                                                                                                concentration restriction.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest more than 10%    Amend and convert    None                              The fund may not invest more than
of the total value of its net assets     to NFP - Proposal                                      15% of its net assets in illiquid
in illiquid securities, including        2(f)                                                   securities.
repurchase agreements with maturities
in excess of seven days.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or retain      Eliminate -          None                              None
securities of an issuer if any of the    Proposal 2(h)
officers, trustees or directors of the
trust or the investment adviser
individually own beneficially more
than 1/2 of 1% of the securities of
such issuer and together beneficially
own more than 5% of the securities of
such issuer.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX


------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or sell        Convert to NFP and   The fund may not purchase or      The fund may not purchase or sell
commodities or real estate, including    replace with new     sell commodities or real estate,  commodities or real estate,
interests in real estate limited         FP - Proposal 2(j)   except to the extent permitted    including interests in real estate
partnerships, provided that the fund                          under the 1940 Act, the rules or  limited partnerships, provided that
may (i) purchase securities of                                regulations thereunder or any     the fund may (i) purchase securities
companies that deal in real estate or                         exemption therefrom, as such      of companies that deal in real
interests therein, and (ii) purchase                          statute, rules or regulations     estate or interests therein, and
or sell futures contracts, options                            may be amended or interpreted     (ii) purchase or sell futures
contracts, equity index participations                        from time to time.                contracts, options contracts, equity
and index participation contracts.                                                              index participations and index
                                                                                                participation contracts.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest for the          Convert to NFP -     None                              The fund may not invest for the
purpose of exercising control or         Proposal 2(l)                                          purpose of exercising control or
management of another issuer.                                                                   management of another issuer.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     No change            Same                              None
of other investment companies, except
as permitted by the 1940 Act.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not lend money to any       Amend and convert    The fund may not make loans to    The fund may not lend any security
person, except that it may (i)           to NFP; replace      other persons, except to the      or make any other loan if, as a
purchase a portion of an issue of        with new FP -        extent permitted under the 1940   result, more than 33 1/3% of its
short-term debt securities or similar    Proposal 2(c)(ii)    Act, the rules or regulations     total assets would be lent to other
obligations (including repurchase                             thereunder or any exemption       parties (this restriction does not
agreements) that are publicly                                 therefrom, as such statute,       apply to purchases of debt
distributed or customarily purchased                          rules or regulations may be       securities or repurchase
by institutional investors, and (ii)                          amended or interpreted from time  agreements).
lend its portfolio securities.                                to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not borrow money except     Amend and convert    The fund may not borrow money,    The fund may not borrow money except
from banks as a temporary measure to     to NFP; replace      except to the extent permitted    that the fund may (i) borrow money
satisfy redemption requests or for       with new FP -        under the 1940 Act, the rules or  from banks and (ii) engage in
extraordinary or emergency purposes      Proposal 2(c)(i)     regulations thereunder or any     reverse repurchase agreements with
and then only in an amount not to                             exemption therefrom, as such      any party; provided that (i) and
exceed one-third of the value of its                          statute, rules or regulations     (ii) in combination do not exceed 33
total assets (including the amount                            may be amended or interpreted     1/3% of its total assets (any
borrowed), provided that the fund will                        from time to time.                borrowings that come to exceed this
not purchase securities while                                                                   amount will be reduced to the extent
borrowings represent more than 5% of                                                            necessary to comply with the
its total assets.                                                                               limitation within three business
                                                                                                days) and the fund will not
                                                                                                purchase securities while
                                                                                                borrowings represent more
                                                                                                than 5% of its total assets.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not pledge, mortgage or     Replace with new     The fund may not issue senior     None
hypothecate any of its assets except     FP - Proposal 2(c)   securities, except to the extent
that to secure allowable borrowings,     (iii)                permitted under the 1940 Act,
the fund may do so with respect to no                         the rules or regulations
more than 10% of its net assets.                              thereunder or any exemption
                                                              therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from
                                                              time to time.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX


------------------------------------------------------------------------------------------------------------------------------------
The fund may not underwrite securities   Replace with new     The fund may not underwrite       None
issued by others except to the extent    FP - Proposal 2(k)   securities issued by other
it may be deemed to be an underwriter,                        persons, except to the extent
under the federal securities laws, in                         permitted under the 1940 Act,
connection with the disposition of                            the rules or regulations
securities from its investment                                thereunder or any exemption
portfolio.                                                    therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

Short-Term Bond Market Index Fund

------------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICY:           NEW NON-FUNDAMENTAL POLICY:
------------------------------------------------------------------------------------------------------------------------------------
The Fund attempts to provide a high      No change            Same                              None
level of current income consistent
with preservation of capital by
seeking to track the investment
results of a particular bond index
through the use of an indexing
strategy.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not lend or borrow money    No change            Same                              None
except to the extent permitted by the
Investment Company Act of 1940 or
rules or regulations thereunder, as
such statute, rules or regulations may
be amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not pledge, mortgage or     No change            Same                              None
hypothecate any of its assets except
 to the extent permitted by the
Investment Company Act of 1940 or the
rules or regulations thereunder, as
such statute, rules or regulations
may be amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not concentrate             No change            Same                              None
investments in a particular industry
or group of industries, or within one
state (except to the extent that the
index which the fund seeks to track
is also so concentrated) as
concentration is defined under the
Investment Company Act of 1940 or
the rules or regulations thereunder,
as such statute, rules or regulations
may be amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may underwrite securities to    No change            Same                              None
the extent permitted by the Investment
Company Act of 1940 or the rules or
regulations thereunder, as such
statute, rules or regulations may be
amended from  time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not, as to 75% of the       Convert to NFP and   The fund may not purchase         The fund may not, as to 75% of the
fund's assets, purchase securities of    replace with new     securities of an issuer, except   fund's assets, purchase securities
any issuer (other than obligations of,   FP - Proposal 2(d)   as consistent with the            of any issuer (other than
or guaranteed by, the U.S. government,                        maintenance of its status as an   obligations of, or guaranteed by,
its agencies or instrumentalities) if,                        open-end diversified company      the U.S. government, its agencies or
as a result more than 5% of the value                         under the 1940 Act, the rules or  instrumentalities) if, as a result
of its total assets would be invested                         regulations thereunder or any     more than 5% of the value of its
in the securities of such issuer.                             exemption therefrom, as such      total assets would be invested in
                                                              statute, rules or regulations     the securities of such issuer.
                                                              may be amended or interpreted
                                                              from time to time.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX


------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest for the          Convert to NFP -     None                              The fund may not invest for the
purpose of exercising control or         Proposal 2(l)                                          purpose of exercising control or
management of another issuer.                                                                   management of another issuer.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     No change            Same                              None
of other investment companies, except
as permitted by the Investment Company
Act of 1940.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not issue senior            No change            Same                              None
securities except to the extent
permitted by the Investment Company
Act of 1940 or the rules or
regulations thereunder, as such
statute, rules or regulations may
be amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or sell        No change            Same                              None
commodities, commodities contracts,
futures contracts, or real estate
except to the extent permitted by
the Investment Company Act of 1940
or rules or regulations thereunder,
as such statute, rules or
regulations may be amended from
time to time.

------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

Total Bond Market Index Fund(TM)

------------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICY:           NEW NON-FUNDAMENTAL POLICY:
------------------------------------------------------------------------------------------------------------------------------------
The Fund attempts to provide a high      No change            Same                              None
level of current income consistent
with preservation of capital by
seeking to track the investment
results of a particular bond index
through the use of an indexing
strategy.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not lend or borrow money    No change            Same                              None
except to the extent permitted by the
Investment Company Act of 1940 or
rules or regulations thereunder, as
such statute, rules or regulations may
be amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not pledge, mortgage or     No change            Same                              None
hypothecate any of its assets
except to the extent permitted by
the Investment Company Act of 1940
or the rules or regulations
thereunder, as such statute, rules
or regulations may be amended from
time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not concentrate             No change            Same                              None
investments in a particular industry
or group of industries, or within
one state (except to the extent
that the index which the fund seeks
to track is also so concentrated)
as concentration is defined under
the Investment Company Act of 1940
or the rules or regulations
thereunder, as such statute, rules
or regulations may be amended from
time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may underwrite securities to    No change            Same                              None
the extent permitted by the Investment
Company Act of 1940 or the rules or
regulations thereunder, as such
statute, rules or regulations may
be amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not, as to 75% of the       Convert to NFP and   The fund may not purchase         The fund may not, as to 75% of the
fund's assets, purchase securities of    replace with new     securities of an issuer, except   fund's assets, purchase securities
any issuer (other than obligations of,   FP - Proposal 2(d)   as consistent with the            of any issuer (other than
or guaranteed by, the U.S. government,                        maintenance of its status as an   obligations of, or guaranteed by,
its agencies or instrumentalities) if,                        open-end diversified company      the U.S. government, its agencies or
as a result more than 5% of the value                         under the 1940 Act, the rules or  instrumentalities) if, as a result
of its total assets would be invested                         regulations thereunder or any     more than 5% of the value of its
in the securities of such issuer.                             exemption therefrom, as such      total assets would be invested in
                                                              statute, rules or regulations     the securities of such issuer.
                                                              may be amended or interpreted
                                                              from time to time.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX


------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest for the          Convert to NFP -     None                              The fund may not invest for the
purpose of exercising control or         Proposal 2(l)                                          purpose of exercising control or
management of another issuer.                                                                   management of another issuer.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     No change            Same                              None
of other investment companies, except
as permitted by the Investment Company
Act of 1940.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not issue senior            No change            Same                              None
securities except to the extent
permitted by the Investment Company
Act of 1940 or the rules or
regulations thereunder, as such
statute, rules or regulations may
be amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or sell        No change            Same                              None
commodities, commodities contracts,
futures contracts, or real estate
except to the extent permitted by
the Investment Company Act of 1940
or rules or regulations thereunder,
as such statute, rules or
regulations may be amended from
time to time.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

California Municipal Money Fund

------------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICY:           NEW NON-FUNDAMENTAL POLICY:
------------------------------------------------------------------------------------------------------------------------------------
The fund seeks maximum current income    No change            Same                              None
exempt from federal and California
state personal income taxes,
consistent with liquidity and
stability of capital.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     No change            Same                              None
or make investments other than in
accordance with investment objectives
and policies.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not enter into a            Amend and convert    None                              The fund may not invest more than
repurchase agreement if more than 10%    to NFP - Proposal                                      10% of its net assets in illiquid
of its net assets would be subject to    2(f)                                                   securities.
repurchase agreements maturing in more
than 7-days.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Convert to NFP and   The fund may not concentrate      The fund may not purchase securities
(other than securities of the U.S.       replace with new     investments in a particular       (other than securities of the U.S.
government, its agencies or              FP - Proposal 2(i)   industry or group of industries,  government, its agencies or
instrumentalities) if, as a result of                         as concentration is               instrumentalities) if, as a result
such purchase, 25% or more of its                             defined under the 1940 Act, the   of such purchase, 25% or more of its
total assets would be invested in any                         rules or regulations thereunder   total assets would be invested in
industry (although securities issued                          or any exemption therefrom, as    any industry (although securities
by governments or political                                   such statute, rules or            issued by governments or political
subdivisions of governments are not                           regulations may be amended or     subdivisions of governments are not
considered to be securities subject to                        interpreted from time to time.    considered to be securities subject
this industry concentration                                                                     to this industry concentration
restriction).                                                                                   restriction).
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or retain      Eliminate 2(h)       None                              None
securities of an issuer if any of
the officers, trustees or directors
of the trust or its investment
adviser individually own
beneficially more than 1/2 of 1% of
the securities of such issuer and
together own more than 5% of the
securities of such issuer.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest in commodities   Convert to NFP and   The fund may not purchase or      The fund may not invest in or
commodity futures contracts or in        replace with new     sell commodities or real estate,  commodities or commodity futures
real estate, except that each fund may   FP - Proposal 2(j)   except to the extent permitted    contracts or in real estate, except
invest in municipal securities secured                        under the 1940 Act, the rules or  that each fund may invest in
by real estate or interests therein.                          regulations thereunder or any     municipal securities secured by real
                                                              exemption therefrom, as such      estate or interests therein.
                                                              statute, rules or regulations
                                                              may be amended or interpreted
                                                              from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest for the          Convert to NFP -     None                              The fund may not invest for the
purpose of exercising control or         Proposal 2(l)                                          purpose of exercising control or
management of another issuer.                                                                   management of another issuer.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX


------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest in interests     Convert to NFP -     None                              The fund may not invest in interests
in oil, gas or other mineral             Proposal 2(m)                                          in oil, gas or other mineral
exploration or development programs,                                                            exploration or development programs,
although it may invest in municipal                                                             although it may invest in municipal
securities of issuers which invest in                                                           securities of issuers which invest
or sponsor such programs.                                                                       in or sponsor such programs.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not underwrite securities   Replace with new     The fund may not underwrite       None
issued by others, except to the extent   FP - Proposal 2(k)   securities issued by other
it may be deemed an underwriter under                         persons, except to the extent
the federal securities laws in                                permitted under the 1940 Act,
connection with the disposition of                            the rules or regulations
securities from its investment                                thereunder or any exemption
portfolio.                                                    therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not lend or borrow money,   No change            Same                              None
except to the extent permitted by the
Investment Company Act of 1940 or the
rules or regulations thereunder, as
such statute, rules or regulations may
be amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not pledge, mortgage or     No change            Same                              None
hypothecate any of its assets, except
to the extent as permitted by the
Investment Company Act of 1940 or
the rules or regulations
thereunder, as such statute, rules
or regulations may be amended from
time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not issue senior            No change            Same                              None
securities, except to the extent as
permitted by the Investment Company
Act of 1940 or the rules or
regulations thereunder, as such
statute, rules or regulations may
be amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Convert to NFP -     None                              The fund may not purchase securities
of any issuer unless consistent with     Proposal 2(n)                                          of any issuer unless consistent with
the maintenance of its status as a                                                              the maintenance of its respective
non-diversified company under the                                                               status as a non-diversified company
Investment Company Act of 1940 or the                                                           under the Investment Company Act of
rules or regulations thereunder, as                                                             1940 or the rules or regulations
such statute, rules or regulations may                                                          thereunder, as such statute, rules
be amended from time to time.                                                                   or regulations may be amended from
                                                                                                time to time.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

Government Money Fund

------------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICY:           NEW NON-FUNDAMENTAL POLICY:
------------------------------------------------------------------------------------------------------------------------------------
The fund seeks maximum current income   No change             Same                              None
consistent with stability of
capital.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not amend any investment    Eliminate -          None                              None
policy without approval by holders of    Proposal 2(a)
a majority of its outstanding voting
shares as defined by the 1940 Act.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Amend and convert    None                              The fund may not purchase money
deemed to mature in more than 365 days.  to NFP - Proposal                                      market securities deemed to mature
                                         2(b)                                                   in more than 397 days.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     No change            Same                              None
or make investments other than in
accordance with its investment
objectives and policies.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Amend and convert    The fund may not purchase         The fund may not purchase
of any issuer (other than obligations    to NFP; replace      securities of an issuer, except   securities of any issuer (other
of, or guaranteed by, the U.S.           with new FP -        as consistent with the            than obligations of, or guaranteed
government, its agencies or              Proposal 2(d)        maintenance of its status as an   by, the U.S. government, its
instrumentalities) if, as a result                            open-end diversified company      agencies or instrumentalities, or
thereof, more than 5% of the value of                         under the 1940 Act, the rules or  securities of other investment
its assets would be invested in the                           regulations thereunder or any     companies) if, as a result more
securities of such issuer.                                    exemption therefrom, as such      than 5% of the value of its assets
                                                              statute, rules or regulations     securities of such issuer, except
The fund may not purchase, in the                             may be amended or interpreted     would be invested in the that the
aggregate with all other Schwab Money                         from time to time.                fund may invest up to 25% of its
Funds, more than 10% of any class of     Eliminate -                                            total assets in the first tier
securities of any issuer.  All debt      Proposal 2(d)                                          securities of a single issuer for
securities and all preferred stocks                                                             up to three business days.
are each considered as one class.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not concentrate 25% or      Convert to NFP;      The fund may not concentrate      The fund may not concentrate 25% or
more of the value of its assets in any   replace with new     investments in a particular       more of the value of its assets in
one industry; provided, however, that    FP - Proposal 2(i)   industry or group of industries,  any one industry; provided, however,
it reserves the freedom of action to                          as concentration is defined       that it reserves the freedom of
invest up to 100% of its assets in                            under the 1940 Act, the           action to invest up to 100% of its
certificates of deposit or bankers'                           rules or regulations thereunder   assets in certificates of deposit or
acceptances issued by domestic                                or any exemption therefrom, as    bankers' acceptances issued by
branches of U.S. banks and U.S.                               such statute, rules or            domestic branches of U.S. banks and
branches of foreign banks (which the                          regulations may be amended or     U.S. branches of foreign banks
fund has determined to be subject to                          interpreted from time to time.    (which the fund has determined to be
the same regulation as U.S. banks), or                                                          subject to the same regulation as
obligations of, or guaranteed by, the                                                           U.S. banks), or obligations of, or
U.S. government, its agencies or                                                                guaranteed by, the U.S. government,
instrumentalities in accordance with                                                            its agencies or instrumentalities
its investment objective and policies.                                                          in accordance to its investment
                                                                                                objective and policies.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX


------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest more than 5%     Eliminate -          None                              None
of its total assets in securities of     Proposal 2(e)
issuers (other than obligations of, or
guaranteed by, the U.S. government,
its agencies or instrumentalities)
that, with their predecessors, have a
record of less than three years of
continuous operation.
------------------------------------------------------------------------------------------------------------------------------------
The fund will invest no more than 10%    Amend and convert    None                              The fund may not invest more than
of its net assets in illiquid            to NFP - Proposal                                      10% of its net assets in illiquid
securities.  The fund may not enter      2(f)                                                   securities.
into repurchase agreements if, as a
result thereof, more than 10% its net
assets valued at the time of the
transaction would be subject to
repurchase agreements maturing in
more than 7-days. The fund may not
invest more than 5% of its total
assets in securities restricted as
to disposition under the federal
securities laws (except commercial
paper issued under Section 4(2) of
the Securities Act of 1933, as
amended).
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or retain      Eliminate -          None                              None
securities of an issuer if any of the    Proposal 2(h)
officers, trustees or directors of
the Trust or its investment adviser
or sub-adviser individually owns
beneficially more than 1/2 of 1% of
the securities of such issuer and
together beneficially own more than
5% of the securities of such
issuer.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest in commodities   Convert to NFP;      The fund may not purchase or      The fund may not invest in
or commodity contracts, futures          replace with new     sell commodities or real estate,  commodities or commodity contracts,
contracts, real estate or real estate    FP - Proposal 2(j)   except to the extent permitted    futures contracts, real estate or
limited partnerships, although it may                         under the 1940 Act, the rules or  real estate limited partnerships,
invest in securities which are secured                        regulations thereunder or any     although it may invest in securities
by real estate and securities of                              exemption therefrom, as such      which are secured by real estate and
issuers which invest or deal in real                          statute, rules or regulations     securities of issuers which invest
estate.                                                       may be amended or interpreted     or deal in real estate.
                                                              from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest for the          Convert to NFP -     None                              The fund may not invest for the
purpose of exercising control or         Proposal 2(l)                                          purpose of exercising control or
management of another issuer.                                                                   management of another issuer.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX


------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Amend and convert    None                              The fund may not purchase securities
of other investment companies, except    to NFP - Proposal                                      of other investment companies,
in connection with a merger,             2(g)                                                   except as permitted by the
consolidation, reorganization or                                                                Investment Company Act of 1940, the
acquisition of assets.                                                                          rules or regulations thereunder or
                                                                                                any exemption therefrom, as such
                                                                                                statute, rules or regulations may
                                                                                                be amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not make loans to others    Amend and convert    The fund may not make loans to    The fund may not lend any security
(except through the purchase of debt     to NFP; replace      other persons, except to the      or make any other loan if, as a
obligations or repurchase agreements     with new FP -        extent permitted under the 1940   result, more than 33 1/3% of its
in accordance with its investment        Proposal 2(c)(ii)    Act, the rules or regulations     total assets would be lent to other
objectives and policies).                                     thereunder or any exemption       parties (this restriction does not
                                                              therefrom, as such statute,       apply to purchases of debt
                                                              rules or regulations may be       securities or repurchase
                                                              amended or interpreted from time  agreements).
                                                              to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not borrow money, except    Amend and convert    The fund may not borrow money,    The fund may not borrow money except
as a temporary measure for               to NFP; replace      except to the extent permitted    that the fund may (i) borrow money
extraordinary or emergency purposes,     with new FP -        under the 1940 Act, the rules or  from banks and (ii) engage in
and then only in an amount up to         Proposal 2(c)(i)     regulations thereunder or any     reverse repurchase agreements with
one-third of the value of its total                           exemption therefrom, as such      any party; provided that (i) and
assets in order to meet redemption                            statute, rules or regulations     (ii) in combination do not exceed 33
requests without immediately selling                          may be amended or interpreted     1/3% of its total assets (any
any portfolio securities.  The fund                           from time to time.                borrowings that come to exceed this
will not borrow for leverage purposes                                                           amount will be reduced to the extent
or purchase securities or make                                                                  necessary to comply with the
investments while reverse repurchase                                                            limitation within three business
agreements or borrowings are                                                                    days) and the fund will not purchase
outstanding.  Any borrowings will not                                                           securities while borrowings
be collateralized.  If for any reason                                                           represent more than 5% of its total
the current value of the total net                                                              assets.
assets of the fund falls below an
amount equal to three times the amount
of indebtedness from money borrowed,
the fund will, within three business
days, reduce its indebtedness to the
extent necessary.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest in interests     Convert to NFP -     None                              The fund may not invest in interests
in oil, gas, mineral leases or other     Proposal 2(m)                                          in oil, gas, mineral leases or other
mineral exploration or development                                                              mineral exploration or development
programs, although it may invest in                                                             programs, although it may invest in
the securities of issuers which invest                                                          the securities of issuers which
in or sponsor such programs.                                                                    invest in or sponsor such programs.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX


------------------------------------------------------------------------------------------------------------------------------------
The fund may not underwrite securities   Replace with new     The fund may not underwrite       None
issued by others except to the extent    FP - Proposal 2(k)   securities issued by other
it may be deemed to be an underwriter,                        persons, except to the extent
under the federal securities laws, in                         permitted under the 1940 Act,
connection with the disposition of                            the rules or regulations
securities from its investment                                thereunder or any exemption
portfolio.                                                    therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.

------------------------------------------------------------------------------------------------------------------------------------
The fund may not issue senior            Replace with new     The fund may not issue senior     None
securities as defined in the 1940 Act.   FP - Proposal        securities, except to the extent
                                         2(c)(iii)            permitted under the 1940 Act,
                                                              the rules or regulations
                                                              thereunder or any exemption
                                                              therefrom, as such statute, rules
                                                              or regulations may be amended or
                                                              interpreted from time to time.

The fund may not write, purchase or      Convert to NFP -     None                              The fund may not write, purchase or
sell puts, calls or combinations         Proposal 2(c)(iii)                                     sell puts, calls or combinations
thereof.                                                                                        thereof.

The fund may not make short sales of     Convert to NFP       None                              The fund may not make short sales of
securities, or purchase any securities   Proposal 2(c)(iii)                                     securities, or purchase any
on margin, except to obtain such                                                                securities on margin, except to
short-term credits as may be necessary                                                          obtain such short-term credits as
for the clearance of transactions.                                                              may be necessary for the clearance
                                                                                                of transactions.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX


Institutional Advantage Money Fund(R)

CURRENT FUNDAMENTAL POLICY:       PROPOSAL:           NEW FUNDAMENTAL POLICY:               NEW NON-FUNDAMENTAL POLICY:
--------------------------------  ------------------  ------------------------------------  ----------------------------------------
The fund seeks maximum            No change           Same                                  None
current income consistent
with liquidity and stability
of capital.
--------------------------------  ------------------  ------------------------------------  ----------------------------------------
The fund may not purchase         No change           Same                                  None
securities or make
investments other than in
accordance with its
investment objectives and
policies.
--------------------------------  ------------------  ------------------------------------  ----------------------------------------
The fund may not purchase         Amend and           The fund may not purchase             The fund may not purchase
securities of any issuer          Convert to NFP;     securities of an issuer, except as    securities of any issuer (other than
(other than obligations           replace with new    consistent with the maintenance       obligations of, or guaranteed by, the
of, or guaranteed by, the U.S.    FP - Proposal 2(d)  of its status as an open-end          U.S. government, its agencies or
government, its agencies or                           diversified company under the         instrumentalities, or securities of
instrumentalities) if, as a                           1940 Act, the rules or                other investment companies) if, as a
result thereof, more than 5%                          regulations thereunder or any         result more than 5% of the value of
of the value of its assets                            exemption therefrom, as such          its assets would be invested in the
would be invested in the                              statute, rules or regulations may     securities of such issuer, except that
securities of such issuer.                            be amended or interpreted from        the fund may invest up to 25% of its
                                                      time to time.                         total assets in the first tier
The fund may not purchase, in     Eliminate -                                               securities of a single issuer for
the aggregate with all other      Proposal 2(d)                                             up to three business days.
Schwab Money Funds, more than
10% of any class of securities
of any issuer. All debt
securities and all preferred
stocks are each considered as
one class.
--------------------------------  ------------------  ------------------------------------  ----------------------------------------
The fund may not concentrate 25%  Convert to NFP;     The fund may not concentrate          The fund may not concentrate 25% or
or more of the value of its       replace with new    investments in a particular           more of the value of its assets in any
assets in any one industry;       FP - Proposal 2(i)  industry or group of industries, as   one industry; provided, however, that
provided, however, that it                            concentration is defined under the    it reserves the freedom of action to
reserves the freedom of action                        1940 Act, the rules or regulations    invest up to 100% of its assets in
to invest up to 100% of its                           thereunder or any exemption           certificates of deposit or bankers'
assets in certificates of                             therefrom, as such statute, rules     acceptances issued by domestic
deposit or bankers' acceptances                       or regulations may be amended or      branches of U.S. banks and U.S.
issued by domestic branches of                        interpreted from time to time.        branches of foreign banks (which the
U.S. banks and U.S. branches of                                                             fund has determined to be subject to
foreign banks (which the fund                                                               the same regulation as U.S. banks), or
has determined to be subject to                                                             obligations of, or guaranteed by, the
the same regulation as U.S.                                                                 U.S. government, its agencies or
banks), or obligations of, or                                                               instrumentalities in accordance its
guaranteed by, the U.S.                                                                     investment objective and policies.
government, its agencies or
instrumentalities in accordance
with its investment objective
and policies.
--------------------------------  ------------------  ------------------------------------  ----------------------------------------
The fund may not invest more      Eliminate -         None                                  None
than 5% of its total assets in    Proposal 2(e)
securities of issuers (other
than obligations of, or
guaranteed by, the U.S.
government, its agencies or
instrumentalities) that, with
their predecessors, have a
record of less than three years
of continuous operation.
--------------------------------  ------------------  ------------------------------------  ----------------------------------------

                                                                      APPENDIX

------------------------------------------  ------------------  ------------------------------------  ------------------------------
The fund will invest no more than           Amend and           None                                  The fund may not invest more
10% of its net assets in illiquid           convert to NFP -                                          than 10% of its net assets in
securities.  The fund may not enter         Proposal 2(f)                                             illiquid securities.
into repurchase agreements if, as a
result thereof, more than 10% its net
assets valued at the time of the
transaction would be subject to
repurchase agreements maturing in
more than 7-days.  The fund may not
invest more than 5% of its total
assets in securities restricted as to
disposition under the federal
securities laws (except commercial
paper issued under Section 4(2) of
the Securities Act of 1933, as
amended).
------------------------------------------  ------------------  ------------------------------------  ------------------------------
The fund may not purchase or retain         Eliminate -         None                                  None
securities of an issuer if any of the       Proposal 2(h)
officers, trustees or directors of the
Trust or its investment adviser or the
sub-adviser individually own
beneficially more than 1/2 of 1% of
the securities of such issuer and
together beneficially own more than
5% of the securities of such issuer.
------------------------------------------  ------------------  ------------------------------------  ------------------------------
The fund may not invest in                  Convert to NFP;     The fund may not purchase or          The fund may not invest in
commodities or commodity contracts,         replace with new    sell commodities or real estate,      commodities or commodity
futures contracts, real estate or real      FP - Proposal 2(j)  except to the extent permitted        contracts, futures contracts,
estate limited partnerships, although it                        under the 1940 Act, the rules or      real estate or real estate
may invest in securities which are                              regulations thereunder or any         limited partnerships, although
secured by real estate and securities                           exemption therefrom, as such          it may invest in securities
of issuers which invest or deal in real                         statute, rules or regulations may     which are secured by real
estate.                                                         be amended or interpreted from        estate and securities of
                                                                time to time.                         issuers which invest or deal
                                                                                                      in real estate.
------------------------------------------  ------------------  ------------------------------------  ------------------------------
The fund may not invest for the             Convert to NFP -    None                                  The fund may not invest for
purpose of exercising control or            Proposal 2(l)                                             the purpose of exercising
management of another issuer.                                                                         control or management of
                                                                                                      another issuer.
------------------------------------------  ------------------  ------------------------------------  ------------------------------
The fund may not purchase securities        Amend and           None                                  The fund may not purchase
of other investment companies,              convert to NFP -                                          securities of other investment
except in connection with a merger,         Proposal 2(g)                                             companies, except as permitted
consolidation, reorganization or                                                                      by the Investment Company Act
acquisition of assets.                                                                                of 1940, the rules or
                                                                                                      regulations thereunder or any
                                                                                                      exemption therefrom, as such
                                                                                                      statute, rules or regulations
                                                                                                      may be amended from time to
                                                                                                      time.

                                                                      APPENDIX

------------------------------------------  ------------------  ------------------------------------  ------------------------------
The fund may not make loans to              Amend and           The fund may not make loans to        The fund may not lend any
others (except through the purchase         convert to NFP;     other persons, except to the extent   security or make any other
of debt obligations or repurchase           replace with new    permitted under the 1940 Act,         loan if, as a result, more
agreements in accordance with its           FP - Proposal       the rules or regulations              than 33 1/3% of its total
investment objectives and policies),        2(c)(ii)            thereunder or any exemption           assets would be lent to other
except the fund may (1) purchase a                              therefrom, as such statute, rules     parties (this restriction does
portion of an issue of short-term debt                          or regulations may be amended         not apply to purchases of debt
securities or similar obligations                               or interpreted from time to time.     securities or repurchase
(including repurchase agreements)                                                                     agreements).
that are publicly distributed or
customarily purchased by institutional
investors; and (2) lend its portfolio
securities.
------------------------------------------  ------------------  ------------------------------------  ------------------------------
The fund may not borrow money,              Convert to NFP;     The fund may not borrow               The fund may not borrow money
except as a temporary measure for           replace with new    money, except to the extent           except that the fund may (i)
extraordinary or emergency purposes,        FP - Proposal       permitted under the 1940 Act,         borrow money from banks and
and then only in an amount up to one-       2(c)(i)             the rules or regulations              (ii) engage in reverse
third of the value of its total assets in                       thereunder or any exemption           repurchase agreements with any
order to meet redemption requests                               therefrom, as such statute, rules     party; provided that (i) and
without immediately selling any                                 or regulations may be amended         (ii) in combination do not
portfolio securities.  The fund will not                        or interpreted from time to time.     exceed 33 1/3% of its total
borrow for leverage purposes or                                                                       assets (any borrowings that
purchase securities or make                                                                           come to exceed this amount
investments while reverse repurchase                                                                  will be reduced to the extent
agreements or borrowings are                                                                          necessary to comply with the
outstanding. If for any reason the                                                                    limitation within three
current value of the total net assets of                                                              business days) and the fund
the fund falls below an amount equal                                                                  will not purchase securities
to three times the amount of                                                                          while borrowings represent
indebtedness from money borrowed,                                                                     more than 5% of its total
the fund will, within three business                                                                  assets.
days, reduce its indebtedness to the
extent necessary.
------------------------------------------  ------------------  ------------------------------------  ------------------------------
The fund may not invest in interests        Convert to NFP -    None                                  The fund may not invest in
in oil, gas, mineral leases or other        Proposal 2(m)                                             interests in oil, gas, mineral
mineral exploration or development                                                                    leases or other mineral
programs, although it may invest in                                                                   exploration or development
the securities of issuers which invest                                                                programs, although it may
in or sponsor such programs.                                                                          invest in the securities of
                                                                                                      issuers which invest in or
                                                                                                      sponsor such programs.
------------------------------------------  ------------------  ------------------------------------  ------------------------------
The fund may not underwrite                 Replace with new    The fund may not underwrite           None
securities issued by others except to       FP - Proposal 2(k)  securities issued by other
the extent it may be deemed to be an                            persons, except to the extent
underwriter, under the federal                                  permitted under the 1940 Act,
securities laws, in connection with the                         the rules or regulations
disposition of securities from its                              thereunder or any exemption
investment portfolio.                                           therefrom, as such statute, rules
                                                                or regulations may be amended
                                                                or interpreted from time to time.
------------------------------------------  ------------------  ------------------------------------  ------------------------------

                                                                      APPENDIX

------------------------------------------  ------------------  ------------------------------------  ------------------------------
The fund may not issue senior               Replace with new    The fund may not issue senior         None
securities as defined in the 1940 Act.      FP; replace with    securities, except to the extent
                                            new FP -            permitted under the 1940 Act,
                                            Proposal 2(c)(iii)  the rules or regulations
                                                                thereunder or any exemption
                                                                therefrom, as such statute, rules
                                                                or regulations may be amended
                                                                or interpreted from time to time.

The fund may not write, purchase or         Convert to NFPs -   None                                  The fund may not write,
sell puts, calls or combinations            Proposal 2(c)(iii)                                        purchase or sell puts, calls
thereof.                                                                                              or combinations thereof.

The fund may not make short sales of        Convert to NFPs -   None                                  The fund may not make short
securities, or purchase any securities      Proposal 2(c)(iii)                                        sales of securities, or
on margin, except to obtain such                                                                      purchase any securities on
short-term credits as may be                                                                          margin, except to obtain such
necessary for the clearance of                                                                        short-term credits as may be
transactions.                                                                                         necessary for the clearance of
                                                                                                      transactions.

                                                                      APPENDIX

Money Market Fund

------------------------------------------  ------------------  ------------------------------------  ------------------------------
CURRENT FUNDAMENTAL POLICY:                 PROPOSAL:           NEW FUNDAMENTAL POLICY:               NEW NON-FUNDAMENTAL POLICY:
------------------------------------------  ------------------  ------------------------------------  ------------------------------
The fund seeks maximum current              No change           Same                                  None
income consistent with stability of
capital.
------------------------------------------  ------------------  ------------------------------------  ------------------------------
The fund may not amend any                  Eliminate -         None                                  None
investment policy without approval          Proposal 2(a)
by holders of a majority of its
outstanding voting shares as defined
by the 1940 Act.
------------------------------------------  ------------------  ------------------------------------  ------------------------------
The fund may not purchase securities        Amend and           None                                  The fund may not purchase
deemed to mature in more than 365           convert to NFP -                                          money market securities deemed
days.                                       Proposal 2(b)                                             to mature in more than 397
                                                                                                      days.
------------------------------------------  ------------------  ------------------------------------  ------------------------------
The fund may not purchase securities        No change           Same                                  None
or make investments other than in
accordance with its investment
objectives and policies.
------------------------------------------  ------------------  ------------------------------------  ------------------------------
The fund may not purchase securities        Amend and           The fund may not purchase             The fund may not purchase
of any issuer (other than obligations       convert to NFP;     securities of an issuer, except as    securities of any issuer
of, or guaranteed by, the U.S.              replace with new    consistent with the maintenance       (other than obligations of, or
government, its agencies or                 FP - Proposal 2(d)  of its status as an open-end          guaranteed by, the U.S.
instrumentalities) if, as a result                              diversified company under the         government, its agencies or
thereof, more than 5% of the value of                           1940 Act, the rules or                instrumentalities, or
its assets would be invested in the                             regulations thereunder or any         securities of other investment
securities of such issuer.                                      exemption therefrom, as such          companies) if, as a result
                                                                statute, rules or regulations may     more than 5% of the value of
The fund may not purchase, in the           Eliminate -         be amended or interpreted from        its assets would be invested
aggregate with all other Schwab             Proposal 2(d)       time to time.                         in the securities of such
Money Funds, more than 10% of any                                                                     issuer, except that the fund
class of securities of any issuer.  All                                                               may invest up to 25% of its
debt securities and all preferred stocks                                                              total assets in the first tier
are each considered as one class.                                                                     securities of a single issuer
                                                                                                      for up to three business days.
------------------------------------------  ------------------  ------------------------------------  ------------------------------
The fund may not concentrate 25% or         Convert to NFP;     The fund may not concentrate          The fund may not concentrate
more of the value of its assets in any      replace with new    investments in a particular           25% or more of the value of
one industry; provided, however, that       FP - Proposal 2(i)  industry or group of industries, as   its assets in any one
it reserves the freedom of action to                            concentration is defined under the    industry; provided, however,
invest up to 100% of its assets in                              1940 Act, the rules or regulations    that it reserves the freedom
certificates of deposit or bankers'                             thereunder or any exemption           of action to invest up to 100%
acceptances issued by domestic                                  therefrom, as such statute, rules     of its assets in certificates
branches of U.S. banks and U.S.                                 or regulations may be amended or      of deposit or bankers'
branches of foreign banks (which the                            interpreted from time to time.        acceptances issued by domestic
fund has determined to be subject to                                                                  branches of U.S. banks and
the same regulation as U.S. banks), or                                                                U.S. branches of foreign banks
obligations of, or guaranteed by, the                                                                 (which the fund has determined
U.S. government, its agencies or                                                                      to be subject to the same
instrumentalities in accordance with                                                                  regulation as U.S. banks), or
its investment objective and policies.                                                                obligations of, or guaranteed
                                                                                                      by, the U.S. government, its
                                                                                                      agencies or instrumentalities
                                                                                                      in accordance to its
                                                                                                      investment objective and
                                                                                                      policies.
------------------------------------------  ------------------  ------------------------------------  ------------------------------

                                                                      APPENDIX

------------------------------------------  ------------------  -----------------------------------  ------------------------------
The fund may not invest more than           Eliminate -         None                                 None
5% of its total assets in securities of     Proposal 2(e)
issuers (other than obligations of, or
guaranteed by, the U.S. government,
its agencies or instrumentalities) that,
with their predecessors, have a record
of less than three years of continuous
operation.
------------------------------------------  ------------------  -----------------------------------  ------------------------------
The fund will invest no more than           Amend and           None                                 The fund may not invest more
10% of its net assets in illiquid           convert to NFP -                                         than 10% of its net assets in
securities.  The fund may not enter         Proposal 2(f)                                            illiquid securities.
into repurchase agreements if, as a
result thereof, more than 10% its net
assets valued at the time of the
transaction would be subject to
repurchase agreements maturing in
more than 7-days.  The fund may not
invest more than 5% of its total assets
in securities restricted as to
disposition under the federal
securities laws (except commercial
paper issued under Section 4(2) of the
Securities Act of 1933, as amended).
------------------------------------------  ------------------  -----------------------------------  ------------------------------
The fund may not purchase or retain         Eliminate -         None                                 None
securities of an issuer if any of the       Proposal 2(h)
officers, trustees or directors of the
Trust or its investment adviser or sub-
adviser individually owns beneficially
more than 1/2 of 1% of the securities
of such issuer and together
beneficially own more than 5% of the
securities of such issuer.
------------------------------------------  ------------------  -----------------------------------  ------------------------------
The fund may not invest in                  Convert to NFP;     The fund may not purchase or         The fund may not invest in
commodities or commodity contracts,         replace with new    sell commodities or real estate,     commodities or commodity
futures contracts, real estate or real      FP - Proposal 2(j)  except to the extent permitted       contracts, futures contracts,
estate limited partnerships, although it                        under the 1940 Act, the rules or     real estate or real estate
may invest in securities which are                              regulations thereunder or any        limited partnerships, although
secured by real estate and securities                           exemption therefrom, as such         it may invest in securities
of issuers which invest or deal in real                         statute, rules or regulations may    which are secured by real
estate.                                                         be amended or interpreted from       estate and securities of
                                                                time to time.                        issuers which invest or deal
                                                                                                     in real estate.
------------------------------------------  ------------------  -----------------------------------  ------------------------------
The fund may not invest for the              Convert to NFP -    None                                The fund may not invest for
purpose of exercising control or             Proposal 2(1)                                           the purpose of exercising
management of another issuer.                                                                        control or management of
                                                                                                     another issuer.
------------------------------------------  ------------------  -----------------------------------  ------------------------------

                                                                      APPENDIX

------------------------------------------  ------------------  -----------------------------------  ------------------------------
The fund may not purchase securities        Amend and           None                                 The fund may not purchase
of other investment companies,              convert to NFP -                                         securities of other
except in connection with a merger,         Proposal 2(g)                                            investment companies, except
consolidation, reorganization or                                                                     as permitted by the Investment
acquisition of assets.                                                                               Company Act of 1940, the rules
                                                                                                     or regulations thereunder or
                                                                                                     any exemption therefrom, as
                                                                                                     such statute, rules or
                                                                                                     regulations may be amended from
                                                                                                     time to time.
------------------------------------------  ------------------  -----------------------------------  ------------------------------
The fund may not make loans to              Amend and           The fund may not make loans to       The fund may not lend any
others (except through the purchase         convert to NFP;     other persons, except to the extent  security or make any other
of debt obligations or repurchase           replace with new    permitted under the 1940 Act,        loan if, as a result, more
agreements in accordance with its           FP - Proposal       the rules or regulations             than 33 1/3% of its total
investment objectives and policies).        2(c)(ii)            thereunder or any exemption          assets would be lent to other
                                                                therefrom, as such statute, rules    parties (this restriction does
                                                                or regulations may be amended        not apply to purchases of debt
                                                                or interpreted from time to time.    securities or repurchase
                                                                                                     agreements).
------------------------------------------  ------------------  -----------------------------------  ------------------------------
The fund may not borrow money,              Amend and           The fund may not borrow              The fund may not borrow money
except as a temporary measure for           convert to NFP;     money, except to the extent          except that the fund may (i)
extraordinary or emergency purposes,        replace with new    permitted under the 1940 Act,        borrow money from banks and
and then only in an amount up to one-       FP - Proposal       the rules or regulations             (ii) engage in reverse
third of the value of its total assets in   2(c)(i)             thereunder or any exemption          repurchase agreements with any
order to meet redemption requests                               therefrom, as such statute, rules    party; provided that (i) and
without immediately selling any                                 or regulations may be amended        (ii) in combination do not
portfolio securities.  The fund will not                        or interpreted from time to time.    exceed 33 1/3% of its total
borrow for leverage purposes or                                                                      assets (any borrowings that
purchase securities or make                                                                          come to exceed this amount
investments while reverse repurchase                                                                 will be reduced to the extent
agreements or borrowings are                                                                         necessary to comply with the
outstanding.  Any borrowings will not                                                                limitation within three
be collateralized.  If for any reason                                                                business days) and the fund
the current value of the total net assets                                                            will not purchase securities
of the fund falls below an amount                                                                    while borrowings represent
equal to three times the amount of                                                                   more than 5% of its total
indebtedness from money borrowed,                                                                    assets.
the fund will, within three business
days, reduce its indebtedness to the
extent necessary.
------------------------------------------  ------------------  -----------------------------------  ------------------------------
The fund may not invest in interests        Convert to NFP -    None                                 The fund may not invest in
in oil, gas, mineral leases or other        Proposal 2(m)                                            interests in oil, gas, mineral
mineral exploration or development                                                                   leases or other mineral
programs, although it may invest in                                                                  exploration or development
the securities of issuers which invest                                                               programs, although it may
in or sponsor such programs.                                                                         invest in the securities of
                                                                                                     issuers which invest in or
                                                                                                     sponsor such programs.
------------------------------------------  ------------------  -----------------------------------  ------------------------------

                                                                      APPENDIX

------------------------------------------  ------------------  -----------------------------------  ------------------------------
The fund may not underwrite                 Replace with new    The fund may not underwrite          None
securities issued by others except to       FP - Proposal 2(k)  securities issued by other
the extent it may be deemed to be an                            persons, except to the extent
underwriter, under the federal                                  permitted under the 1940 Act,
securities laws, in connection with the                         the rules or regulations
disposition of securities from its                              thereunder or any exemption
investment portfolio.                                           therefrom, as such statute, rules
                                                                or regulations may be amended
                                                                or interpreted from time to time.
------------------------------------------  ------------------  -----------------------------------  ------------------------------
The fund may not issue senior               Replace with new    The fund may not issue senior        None
securities as defined in the 1940 Act.      FP - Proposal       securities, except to the extent
                                            2(c)(iii)           permitted under the 1940 Act,
                                                                the rules or regulations
                                                                thereunder or any exemption
                                                                therefrom, as such statute,
                                                                rules or regulations may be
                                                                amended or interpreted from
                                                                time to time.

The fund may not write, purchase or         Convert to NFP -    None                                 The fund may not write,
sell puts, calls or combinations            Proposal 2(c)(iii)                                       purchase or sell puts, calls
thereof.                                                                                             or combinations thereof.

The fund may not make short sales of        Convert to NFP -    None                                 The fund may not make short
securities, or purchase any securities      Proposal 2(c)(iii)                                       sales of securities, or
on margin, except to obtain such                                                                     purchase any securities on
short-term credits as may be                                                                         margin, except to obtain such
necessary for the clearance of                                                                       short-term credits as may be
transactions.                                                                                        necessary for the clearance of
                                                                                                     transactions.
------------------------------------------  ------------------  -----------------------------------  ------------------------------

                                                                      APPENDIX

Municipal Money Fund

------------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICY:            NEW NON-FUNDAMENTAL POLICY:
------------------------------------------------------------------------------------------------------------------------------------
The fund seeks maximum current income    No change            Same                               None
exempt from federal income tax
consistent with liquidity and
stability of capital.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     No change            Same                               None
or make investments other than in
accordance with investment objectives
and policies.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Convert to NFP and   The fund may not concentrate       The fund may not purchase
(other than securities of the U.S.       replace with new     investments in a particular        securities (other than securities
government, its agencies or              FP - Proposal 2(i)   industry or group of industries,   of the U.S. government, its
instrumentalities) if, as a result of                         as concentration is defined under  agencies or instrumentalities) if,
such purchase, 25% or more of its                             the 1940 Act, the rules or         as a result of such purchase, 25%
total assets would be invested in any                         regulations thereunder or any      or more of its total assets would
industry (although securities issued                          exemption therefrom, as such       be invested in any industry
by governments or political                                   statute, rules or regulations      (although securities issued by
subdivisions of governments are not                           may be amended or interpreted      governments or political
considered to be securities subject to                        from time to time.                 subdivisions of governments are not
this industry concentration                                                                      considered to be securities subject
restriction) or in any one state.                                                                to this industry concentration
                                                                                                 restriction) or in any one state.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not enter into a            Amend and convert    None                               The fund may not invest more than
repurchase agreement if more than 10%    to NFP - Proposal                                       10% of its net assets in illiquid
of its net assets would be subject to    2(f)                                                    securities.
repurchase agreements maturing in more
than 7-days.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or retain      Eliminate 2(h)       None                               None
securities of an issuer if any of the
officers, trustees or directors of the
trust or its investment adviser
individually own beneficially more
than 1/2 of 1% of the securities of
such issuer and together own more than
5% of the securities of such issuer.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest in commodities   Convert to NFP and   The fund may not purchase or       The fund may not invest in
or commodity futures contracts or in     replace with new     sell commodities or real estate,   commodities or commodity futures
real estate, except that each fund may   FP - Proposal 2(j)   except to the extent permitted     contracts or in real estate, except
invest in municipal securities secured                        under the 1940 Act, the rules or   that each fund may invest in
by real estate or interests therein.                          regulations thereunder or any      municipal securities secured by
                                                              exemption therefrom, as such       real estate or interests therein.
                                                              statute, rules or regulations
                                                              may be amended or interpreted
                                                              from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest for the          Convert to NFP -     None                               The fund may not invest for the
purpose of exercising control or         Proposal 2(l)                                           purpose of exercising control or
management of another issuer.                                                                    management of another issuer.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest in interests     Convert to NFP -     None                               The fund may not invest in
in oil, gas or other mineral             Proposal 2(m)                                           interests in oil, gas or other
exploration or development programs,                                                             mineral exploration or development
although it may invest in municipal                                                              programs, although it may invest in
securities of issuers which invest in                                                            municipal securities of issuers
or sponsor such programs.                                                                        which invest in or sponsor such
                                                                                                 programs.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not underwrite securities   Replace with new     The fund may not underwrite        None
issued by others, except to the extent   FP - Proposal 2(k)   securities issued by other
it may be deemed an underwriter under                         persons, except to the extent
the federal securities laws in                                permitted under the 1940 Act,
connection with the disposition of                            the rules or regulations
securities from its investment                                thereunder or any exemption
portfolio.                                                    therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not lend or borrow money,   No change            Same                               None
except to the extent permitted by the
Investment Company Act of 1940 or the
rules or regulations thereunder, as
such statute, rules or regulations may
be amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not pledge, mortgage or     No change            Same                               None
hypothecate any of its assets, except
to the extent as permitted by the
Investment Company Act of 1940 or the
rules or regulations thereunder, as
such statute, rules or regulations may
be amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not issue senior            No change            Same                               None
securities, except to the extent as
permitted by the Investment Company
Act of 1940 or the rules or
regulations thereunder, as such
statute, rules or regulations may be
amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     No change            Same                               None
of any issuer unless consistent with
the maintenance of its status as a
diversified company under the
Investment Company Act of 1940 or the
rules or regulations thereunder, as
such statute, rules or regulations may
be amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

New York Municipal Money Fund

------------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICY:            NEW NON-FUNDAMENTAL POLICY:
------------------------------------------------------------------------------------------------------------------------------------
The fund seeks to provide maximum        No change            Same                               None
current income exempt from federal and
New York state and local personal
income taxes, consistent with
stability of capital.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     No change            Same                               None
or make investments other than in
accordance with investment objectives
and policies.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not enter into a            Amend and convert    None                               The fund may not invest more than
repurchase agreement if more than 10%    to NFP - Proposal                                       10% of its net assets in illiquid
of its net assets would be subject to    2(f)                                                    securities.
repurchase agreements maturing in more
than 7-days.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Convert to NFP and   The fund may not concentrate       The fund may not purchase
(other than securities of the U.S.       replace with new     investments in a particular        securities (other than securities
government, its agencies or              FP - Proposal 2(i)   industry or group of industries,   of the U.S. government, its
instrumentalities) if, as a result of                         as concentration is defined under  agencies or instrumentalities) if,
such purchase, 25% or more of its                             the 1940 Act, the rules or         as a result of such purchase, 25%
total assets would be invested in any                         regulations thereunder or any      or more of its total assets would
industry (although securities issued                          exemption therefrom, as such       be invested in any industry
by governments or political                                   statute, rules or regulations      (although securities issued by
subdivisions of governments are not                           may be amended or interpreted      governments or political
considered to be securities subject to                        from time to time.                 subdivisions of governments are not
this industry concentration                                                                      considered to be securities subject
restriction).                                                                                    to this industry concentration
                                                                                                 restriction).
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or retain      Eliminate 2(h)       None                               None
securities of an issuer if any of the
officers, trustees or directors of the
trust or its investment adviser
individually own beneficially more
than 1/2 of 1% of the securities of
such issuer and together own more than
5% of the securities of such issuer.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest in commodities   Convert to NFP and   The fund may not purchase or       The fund may not invest in
or commodity futures contracts or in     replace with new     sell commodities or real estate,   commodities or commodity futures
real estate, except that each fund may   FP - Proposal 2(j)   except to the extent permitted     contracts or in real estate, except
invest in municipal securities secured                        under the 1940 Act, the rules or   that each fund may invest in
by real estate or interests therein.                          regulations thereunder or any      municipal securities secured by
                                                              exemption therefrom, as such       real estate or interests therein.
                                                              statute, rules or regulations
                                                              may be amended or interpreted
                                                              from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest for the          Convert to NFP -     None                               The fund may not invest for the
purpose of exercising control or         Proposal 2(l)                                           purpose of exercising control or
management of another issuer.                                                                    management of another issuer.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest in interests     Convert to NFP -     None                               The fund may not invest in
in oil, gas or other mineral             Proposal 2(m)                                           interests in oil, gas or other
exploration or development programs,                                                             mineral exploration or development
although it may invest in municipal                                                              programs, although it may invest in
securities of issuers which invest in                                                            municipal securities of issuers
or sponsor such programs.                                                                        which invest in or sponsor such
                                                                                                 programs.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not underwrite securities   Replace with new     The fund may not underwrite        None
issued by others, except to the extent   FP - Proposal 2(k)   securities issued by other
it may be deemed an underwriter under                         persons, except to the extent
the federal securities laws in                                permitted under the 1940 Act,
connection with the disposition of                            the rules or regulations
securities from its investment                                thereunder or any exemption
portfolio.                                                    therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not lend or borrow money,   No change            Same                               None
except to the extent permitted by the
Investment Company Act of 1940 or the
rules or regulations thereunder, as
such statute, rules or regulations may
be amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not pledge, mortgage or     No change            Same                               None
hypothecate any of its assets, except
to the extent as permitted by the
Investment Company Act of 1940 or the
rules or regulations thereunder, as
such statute, rules or regulations may
be amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not issue senior            No change            Same                               None
securities, except to the extent as
permitted by the Investment Company
Act of 1940 or the rules or
regulations thereunder, as such
statute, rules or regulations may be
amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Convert to NFP -     None                               The fund may not purchase
of any issuer unless consistent with     Proposal 2(n)                                           securities of any issuer unless
the maintenance of its status as a                                                               consistent with the maintenance of
non-diversified company under the                                                                its status as a non-diversified
Investment Company Act of 1940 or the                                                            company under the Investment
rules or regulations thereunder, as                                                              Company Act of 1940 or the rules or
such statute, rules or regulations may                                                           regulations thereunder, as such
be amended from time to time.                                                                    statute, rules or regulations may
                                                                                                 be amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX


Retirement Money Fund(R)

------------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICY:            NEW NON-FUNDAMENTAL POLICY:
------------------------------------------------------------------------------------------------------------------------------------
The fund seeks maximum current income    No change            Same                               None
consistent with liquidity and
stability of capital.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     No change            Same                               None
or make investments other than in
accordance with its investment
objectives and policies.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Amend and Convert    The fund may not purchase          The fund may not purchase
of any issuer (other than obligations    to NFP; replace      securities of an issuer, except    securities of any issuer (other
of, or guaranteed by, the U.S.           with new FP -        as consistent with the             than obligations of, or guaranteed
government, its agencies or              Proposal 2(d)        maintenance of its status as an    by, the U.S. government, its
instrumentalities) if, as a result                            open-end diversified company       agencies or instrumentalities, or
thereof, more than 5% of the value of                         under the 1940 Act, the rules or   securities of other investment
its assets would be invested in the                           regulations thereunder or any      companies) if, as a result more
securities of such issuer.                                    exemption therefrom, as such       than 5% of the value of its assets
                                                              statute, rules or regulations      would be invested in the securities
The fund may not purchase, in the                             may be amended or interpreted      of such issuer, except that the
aggregate with all other Schwab Money                         from time to time.                 fund may invest up to 25% of its
Funds, more than 10% of any class of     Eliminate -                                             total assets in the first tier
securities of any issuer.  All debt      Proposal 2(d)                                           securities of a single issuer for
securities and all preferred stocks                                                              up to three business days.
are each considered as one class.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not concentrate 25% or      Convert to NFP;      The fund may not concentrate       The fund may not concentrate 25% or
more of the value of its assets in any   replace with new     investments in a particular        more of the value of its assets in
one industry; provided, however, that    FP - Proposal 2(i)   industry or group of industries,   any one industry; provided,
it reserves the freedom of action to                          as concentration is defined        however, that it reserves the
invest up to 100% of its assets in                            under the 1940 Act, the rules or   freedom of action to invest up to
certificates of deposit or bankers'                           regulations thereunder or any      100% of its assets in certificates
acceptances issued by domestic                                exemption therefrom, as such       of deposit or bankers' acceptances
branches of U.S. banks and U.S.                               statute, rules or regulations      issued by domestic branches of U.S.
branches of foreign banks (which the                          may be amended or interpreted      banks and U.S. branches of foreign
fund has determined to be subject to                          from time to time.                 banks (which the fund has
the same regulation as U.S. banks), or                                                           determined to be subject to the
obligations of, or guaranteed by, the                                                            same regulation as U.S. banks), or
U.S. government, its agencies or                                                                 obligations of, or guaranteed by,
instrumentalities in accordance with                                                             the U.S. government, its agencies
its investment objective and policies.                                                           or instrumentalities in accordance
                                                                                                 its investment objective and
                                                                                                 policies.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest more than 5%     Eliminate -          None                               None
of its total assets in securities of     Proposal 2(e)
issuers (other than obligations of, or
guaranteed by, the U.S. government,
its agencies or instrumentalities)
that, with their predecessors, have a
record of less than three years of
continuous operation.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

------------------------------------------------------------------------------------------------------------------------------------
The fund will invest no more than 10%    Amend and convert    None                               The fund may not invest more than
of its net assets in illiquid            to NFP - Proposal                                       10% of its net assets in illiquid
securities.  The fund may not enter      2(f)                                                    securities.
into repurchase agreements if, as a
result thereof, more than 10% its net
assets valued at the time of the
transaction would be subject to
repurchase agreements maturing in more
than 7-days.  The fund may not invest
more than 5% of its total assets in
securities restricted as to
disposition under the federal
securities laws (except commercial
paper issued under Section 4(2) of the
Securities Act of 1933, as amended).
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or retain      Eliminate -          None                               None
securities of an issuer if any of the    Proposal 2(h)
officers, trustees or directors of the
Trust or its investment adviser or the
sub-adviser individually own
beneficially more than 1/2 of 1% of
the securities of such issuer and
together beneficially own more than 5%
of the securities of such issuer.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest in commodities   Convert to NFP;      The fund may not purchase or       The fund may not invest in
or commodity contracts, futures          replace with new     sell commodities or real estate,   commodities or commodity contracts,
contracts, real estate or real estate    FP - Proposal 2(j)   except to the extent permitted     futures contracts, real estate or
limited partnerships, although it may                         under the 1940 Act, the rules or   real estate limited partnerships,
invest in securities which are secured                        regulations thereunder or any      although it may invest in
by real estate and securities of                              exemption therefrom, as such       securities which are secured by
issuers which invest or deal in real                          statute, rules or regulations      real estate and securities of
estate.                                                       may be amended or interpreted      issuers which invest or deal in
                                                              from time to time.                 real estate.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest for the          Convert to NFP -     None                               The fund may not invest for the
purpose of exercising control or         Proposal 2(l)                                           purpose of exercising control or
management of another issuer.                                                                    management of another issuer.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Amend and convert    None                               The fund may not purchase
of other investment companies, except    to NFP - Proposal                                       securities of other investment
in connection with a merger,             2(g)                                                    companies, except as permitted by
consolidation, reorganization or                                                                 the Investment Company Act of 1940,
acquisition of assets.                                                                           the rules or regulations thereunder
                                                                                                 or any exemption therefrom, as such
                                                                                                 statute, rules or regulations may
                                                                                                 be amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

------------------------------------------------------------------------------------------------------------------------------------
The fund may not make loans to others    Amend and convert    The fund may not make loans to     The fund may not lend any security
(except through the purchase of debt     to NFP; replace      other persons, except to the       or make any other loan if, as a
obligations or repurchase agreements     with new FP -        extent permitted under the 1940    result, more than 33 1/3% of its
in accordance with its investment        Proposal 2(c)(ii)    Act, the rules or regulations      total assets would be lent to other
objectives and policies), except the                          thereunder or any exemption        parties (this restriction does not
fund may (1) purchase a portion of an                         therefrom, as such statute,        apply to purchases of debt
issue of short-term debt securities or                        rules or regulations may be        securities or repurchase
similar obligations (including                                amended or interpreted from time   agreements).
repurchase agreements) that are                               to time.
publicly distributed or customarily
purchased by institutional investors;
and (2) lend its portfolio securities.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not borrow money, except    Amend and convert    The fund may not borrow money,     The fund may not borrow money
as a temporary measure for               to NFP;replace with  except to the extent permitted     except that the fund may (i) borrow
extraordinary or emergency purposes,     new FP - Proposal    under the 1940 Act, the rules or   money from banks and (ii) engage in
and then only in an amount up to         2(c)(i)              regulations thereunder or any      reverse repurchase agreements with
one-third of the value of its total                           exemption therefrom, as such       any party; provided that (i) and
assets in order to meet redemption                            statute, rules or regulations      (ii) in combination do not exceed
requests without immediately selling                          may be amended or interpreted      33 1/3% of its total assets (any
any portfolio securities.  The fund                           from time to time.                 borrowings that come to exceed this
will not borrow for leverage purposes                                                            amount will be reduced to the
or purchase securities or make                                                                   extent necessary to comply with the
investments while reverse repurchase                                                             limitation within three business
agreements or borrowings are                                                                     days) and the fund will not
outstanding. If for any reason the                                                               purchase securities while
current value of the total net assets                                                            borrowings represent more than 5%
of the fund falls below an amount                                                                of its total assets.
equal to three times the amount of
indebtedness from money borrowed, the
fund will, within three business days,
reduce its indebtedness to the extent
necessary.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest in interests     Convert to NFP -     None                               The fund may not invest in
in oil, gas, mineral leases or other     Proposal 2(m)                                           interests in oil, gas, mineral
mineral exploration or development                                                               leases or other mineral exploration
programs, although it may invest in                                                              or development programs, although
the securities of issuers which invest                                                           it may invest in the securities of
in or sponsor such programs.                                                                     issuers which invest in or sponsor
                                                                                                 such programs.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not underwrite securities   Replace with new     The fund may not underwrite        None
issued by others except to the extent    FP - Proposal 2(k)   securities issued by other
it may be deemed to be an underwriter,                        persons, except to the extent
under the federal securities laws, in                         permitted under the 1940 Act,
connection with the disposition of                            the rules or regulations
securities from its investment                                thereunder or any exemption
portfolio.                                                    therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

------------------------------------------------------------------------------------------------------------------------------------
The fund may not issue senior            Replace with new     The fund may not issue senior      None
securities as defined in the 1940 Act.   FP - Proposal        securities, except to the extent
                                         2(c)(iii)            permitted under the 1940 Act,
                                                              the rules or regulations
                                                              thereunder or any exemption
                                                              therefrom, as such statute, rules
                                                              or regulations may be amended or
                                                              interpreted from time to time.

The fund may not write, purchase or      Convert to NFP -     None                               The fund may not write, purchase or
sell puts, calls or combinations         Proposal 2(c)(iii)                                      sell puts, calls or combinations
thereof.                                                                                         thereof.

The fund may not make short sales of     Convert to NFP -     None                               The fund may not make short sales
securities, or purchase any securities   Proposal 2(c)(iii)                                      of securities, or purchase any
on margin, except to obtain such                                                                 securities on margin, except to
short-term credits as may be necessary                                                           obtain such short-term credits as
for the clearance of transactions.                                                               may be necessary for the clearance
                                                                                                 of transactions.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

U.S. Treasury Money Fund

------------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICIES:          NEW NON-FUNDAMENTAL POLICIES:
------------------------------------------------------------------------------------------------------------------------------------
The fund seeks high current income       No change            Same
consistent with liquidity and
stability of capital.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Convert to NFP -     The fund may not purchase          The fund may not purchase
other than obligations issued by the     Proposal 2(b)        securities of an issuer, except    securities other than obligations
U.S. Treasury and securities backed by                        as consistent with the             issued by the U.S. Treasury and
the "full faith and credit" guarantee                         maintenance of its status as an    securities backed by the "full
of the U.S. government that mature in                         open-end diversified company       faith and credit" guarantee of the
397 days or less.                        Adopt new FPs -      under the 1940 Act, the rules or   U.S. government that mature in more
                                         Proposals 2(d) and   regulations thereunder or any      than 397 days or less.
                                         2(i)                 exemption therefrom, as such
                                                              statute, rules or regulations
                                                              may be amended or interpreted
                                                              from time to time.

                                                              The fund may not concentrate
                                                              investments in a particular
                                                              industry or group of industries,
                                                              as concentration is defined
                                                              under the 1940 Act, the rules
                                                              or regulations thereunder or
                                                              any exemption therefrom, as
                                                              such statute, rules or
                                                              regulations may be amended or
                                                              interpreted from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not make loans to others    Amend and convert    The fund may not make loans to     The fund may not lend any security
(except through the purchase of debt     to NFP; replace      other persons, except to the       or make any other loan if, as a
obligations).                            with new FP -        extent permitted under the 1940    result, more than 33 1/3% of its
                                         Proposal 2(c)(ii)    Act, the rules or regulations      total assets would be lent to other
                                                              thereunder or any exemption        parties (this restriction does not
                                                              therefrom, as such statute,        apply to purchases of debt
                                                              rules or regulations may be        securities or repurchase
                                                              amended or interpreted from time   agreements).
                                                              to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not issue senior            Replace with new     The fund may not issue senior      None
securities as defined in the 1940 Act.   FP - Proposal        securities, except to the extent
                                         2(c)(iii)            permitted under the 1940 Act,
                                                              the rules or regulations
                                                              thereunder or any exemption
                                                              therefrom, as such statute, rules
                                                              or regulations may be amended or
                                                              interpreted from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not underwrite securities   Replace with new     The fund may not underwrite        None
issued by others, except to the extent   FP - Proposal 2(k)   securities issued by other
it may be deemed to be an underwriter,                        persons, except to the extent
under the federal securities laws, in                         permitted under the 1940 Act,
connection with the disposition of                            the rules or regulations
securities from its investment                                thereunder or any exemption
portfolio.                                                    therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest in commodities   Convert to NFP;      The fund may not purchase or       The fund may not invest in
or in real estate.                       replace with new     sell commodities or real estate,   commodities or in real estate.
                                         FP - Proposal 2(j)   except to the extent permitted
                                                              under the 1940 Act, the rules or
                                                              regulations thereunder or any
                                                              exemption therefrom, as such
                                                              statute, rules or regulations
                                                              may be amended or interpreted
                                                              from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest for the          Convert to NFP -     None                               The fund may not invest for the
purpose of exercising control over       Proposal 2(l)                                           purpose of exercising control over
management of another company.                                                                   management of another company.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not borrow money, except    Amend and convert    The fund may not borrow money,     The fund may not borrow money
as a temporary measure for               to NFP; replace      except to the extent permitted     except that the fund may (i) borrow
extraordinary or emergency purposes,     with new FP -        under the 1940 Act, the rules or   money from banks and (ii) engage in
and then only in an amount up to         Proposal 2(c)(i)     regulations thereunder or any      reverse repurchase agreements with
one-third of the value of the fund's                          exemption therefrom, as such       any party; provided that (i) and
total assets in order to meet                                 statute, rules or regulations      (ii) in combination do not exceed
redemption requests without                                   may be amended or interpreted      33 1/3% of its total assets (any
immediately selling any portfolio                             from time to time.                 borrowings that come to exceed this
securities; or pledge its securities                                                             amount will be reduced to the
or receivables or transfer or assign                                                             extent necessary to comply with the
or otherwise encumber them in an                                                                 limitation within three business
amount to exceed 33% of the fund's net                                                           days) and the fund will not
assets to secure borrowings.  The fund                                                           purchase securities while
will not borrow for leverage purposes                                                            borrowings represent more than 5%
or purchase securities or make                                                                   of its total assets.
investments while reverse repurchase
agreements or borrowings are
outstanding. If for any reason the
current value of the total net assets
of the fund falls below an amount
equal to three times the amount of its
indebtedness from money borrowed, the
fund will, within three business days,
reduce its indebtedness to the extent
necessary.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

Value Advantage Money Fund(R)

------------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICY:            NEW NON-FUNDAMENTAL POLICY:
------------------------------------------------------------------------------------------------------------------------------------
The fund seeks maximum current income    No change            None                               None
consistent with liquidity and
stability of capital.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not underwrite securities   Replace with new     The fund may not underwrite        None
issued by others, except to the extent   FP - Proposal 2(k)   securities issued by other
it may be deemed to be an underwriter                         persons, except to the extent
under the federal securities laws in                          permitted under the 1940 Act,
connection with the disposition of                            the rules or regulations
securities from its investment                                thereunder or any exemption
portfolio.                                                    therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from time
                                                              to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not invest in commodities   Convert to NFP and   The fund may not purchase or       The fund may not invest in
or commodity contracts, including        replace with new     sell commodities or real estate,   commodities or commodity contracts,
futures contracts, or in real estate,    FP - Proposal 2(j)   except to the extent permitted     including futures contracts, or in
although it may invest in securities                          under the 1940 Act, the rules or   real estate, although it may invest
that are secured by real estate and                           regulations thereunder or any      in securities that are secured by
securities of issuers that invest or                          exemption therefrom, as such       real estate and securities of
deal in real estate.                                          statute, rules or regulations      issuers that invest or deal in real
                                                              may be amended or interpreted      estate.
                                                              from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not concentrate 25% or      Convert to NFP and   The fund may not concentrate       The fund may not concentrate 25% or
more of the value of its assets in any   replace with new     investments in a particular        more of the value of its assets in
one industry; provided, however, that    FP - Proposal 2(i)   industry or group of               any one industry; provided,
the fund reserves freedom of action to                        industries, as concentration       however, that the fund reserves
invest up to 100% of its assets in                            is defined under the 1940 Act,     freedom of action to invest up to
certificates of deposit or banker's                           the rules or regulations           100% of its assets in certificates
acceptances issued by U.S. banks and                          thereunder or any exemption        of deposit or banker's acceptances
U.S. branches of those foreign banks                          therefrom, as such statute,        issued by U.S. banks and U.S.
that the investment adviser has                               rules or regulations may be        branches of those foreign banks
determined to be subject to the same                          amended or interpreted from        that the investment adviser has
regulation as U. S. banks, or                                 time to time.                      determined to be subject to the
obligations of or guaranteed by the                                                              same regulation as U. S. banks, or
U.S. government, its agencies or                                                                 obligations of or guaranteed by the
instrumentalities.                                                                               U.S. government, its agencies or
                                                                                                 instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not make loans to others    Amend and convert    The fund may not make loans to     The fund may not lend any security
(except through the purchase of debt     to NFP; replace      other persons, except to the       or make any other loan if, as a
obligations or repurchase agreements     with new FP -        extent permitted under the 1940    result, more than 33 1/3% of its
in accordance with its investment        Proposal 2(c)(ii)    Act, the rules or regulations      total assets would be lent to other
objective and policies).                                      thereunder or any exemption        parties (this restriction does not
                                                              therefrom, as such statute,        apply to purchases of debt
                                                              rules or regulations may be        securities or repurchase
                                                              amended or interpreted from time   agreements).
                                                              to time.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX

------------------------------------------------------------------------------------------------------------------------------------
The fund may not issue senior            Replace by FP -      The fund may not issue senior      None
securities as defined in the 1940 Act.   Proposal 2(c)(iii)   securities, except to the extent
                                                              permitted under the 1940 Act,
                                                              the rules or regulations
                                                              thereunder or any exemption
                                                              therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from
                                                              time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     No change            Same                               None
of any issuer unless consistent with
the maintenance of its respective
status as a diversified company under
the Investment Company Act of 1940 or
the rules or regulations thereunder,
as such statute, rules or regulations
may be amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------
The fund may not borrow money, except    No change            Same                               None
to the extent permitted by the
Investment Company Act of 1940 or the
rules or regulations thereunder, as
such statute, rules or regulations may
be amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------

If you have any questions,
or if you'd like help in voting,
please call the funds' proxy
solicitor, D.F. King & Co., Inc., at
800-431-9633.


SchwabFunds(R)
XXoooo

SCHWABFUNDS(C)

SCHWAB FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104

TO VOTE BY INTERNET
  1)Read the proxy statement and have the proxy card below at hand.
  2)Go to the website www.proxyvote.com
  3)Enter the 12-digit control number on this proxy card and follow the simple instructions.

TO VOTE BY TOUCH-TONE TELEPHONE
  1)Read the proxy statement and have the proxy card below at hand.
  2)Call toll-free 1-800-690-6903.
  3)Enter the 12-digit control number on this proxy card and follow the simple instructions.

DO NOT MAIL THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK  X


  SCHWAB CALIFORNIA MUNICIPAL MONEY FUND
  THE CHARLES SCHWAB FAMILY OF FUNDS

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
  OF TRUSTEES OF THE CHARLES SCHWAB FAMILY OF FUNDS

  The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at xxx name of Street, San Francisco, California 94104, commencing at 10:00 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

  If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

  Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If more than one name appears, all must sign.

  The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS.



SWCXX/SWKXX                                   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
SCHWAB CALIFORNIA MUNICIPAL MONEY FUND - SWEEP & VALUE ADVANTAGE

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

    VOTE ON TRUSTEES
       1.    Nominees for the Board of Trustees:
             Charles R. Schwab, Jeremiah H. Chafkin, Donald F. Dorward, Robert G. Holmes, Steven L. Scheid, Donald R. Stephens and Michael W. Wilsey, Mariann Byerwalter, Gerald B. Smith and William A. Hasler

 For   Withhold     For All    To withhold authority to vote,
 All     All        Except     mark "For All Except" and write the
                               name(s) of the nominee(s) on the line below
 |_|     |_|         |_|
                               --------------------------------------------

     VOTE ON FUNDAMENTAL POLICIES                       For    Against  Abstain
      2.    To vote for all applicable elements
              of proposal 2.                            |_|      |_|      |_|

================================================================================
Stop here unless you would like to vote on each applicable element of Proposal 2
================================================================================

                                                        For    Against  Abstain

     (c)(i)  Borrowing                                  |_|      |_|      |_|

      (f)    Restricted or Illiquid Securities          |_|      |_|      |_|

      (h)    Ownership of Securities                    |_|      |_|      |_|

      (i)    Industry Concentration                     |_|      |_|      |_|



                                                        For    Against  Abstain

     (j)   Commodities, Futures & Real Estate           |_|      |_|      |_|

     (l)   Control of an Issuer                         |_|      |_|      |_|

     (m)   Oil, Gas or Mineral Interests                |_|      |_|      |_|

     (n)   Non-Diversification                          |_|      |_|      |_|





-----------------------------------------------   ------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date       Signature (Joint Owner)   Date

SCHWABFUNDS(C)

SCHWAB FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104





TO VOTE BY INTERNET
  1)Read the proxy statement and have the proxy card below at hand.
  2)Go to the website www.proxyvote.com
  3)Enter the 12-digit control number on this proxy card and follow the simple instructions.

TO VOTE BY TOUCH-TONE TELEPHONE
  1)Read the proxy statement and have the proxy card below at hand.
  2)Call toll-free 1-800-690-6903.
  3)Enter the 12-digit control number on this proxy card and follow the simple instructions.

DO NOT MAIL THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK  X


SCHWAB FLORIDA MUNICIPAL MONEY FUND
THE CHARLES SCHWAB FAMILY OF FUNDS


 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
 OF TRUSTEES OF THE CHARLES SCHWAB FAMILY OF FUNDS

 The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at xxx name of Street, San Francisco, California 94104, commencing at 10:00 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

 If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

 Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If more than one name appears, all must sign.

 The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS.



SWFXX                                         KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
SCHWAB FLORIDA MUNICIPAL MONEY FUND

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

    VOTE ON TRUSTEES
       1.    Nominees for the Board of Trustees:
             Charles R. Schwab, Jeremiah H. Chafkin, Donald F. Dorward, Robert G. Holmes, Steven L. Scheid, Donald R. Stephens and Michael W. Wilsey, Mariann Byerwalter, Gerald B. Smith and William A. Hasler

   For   Withhold     For All    To withhold authority to vote,
   All   All          Except     mark "For All Except" and write the
                                 name(s) of the nominee(s) on the line below
   |_|     |_|         |_|
                                 --------------------------------------------


-----------------------------------------------   ------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date       Signature (Joint Owner)   Date

SCHWABFUNDS(C)

SCHWAB FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104

TO VOTE BY INTERNET
  1)Read the proxy statement and have the proxy card below at hand.
  2)Go to the website www.proxyvote.com
  3)Enter the 12-digit control number on this proxy card and follow the simple instructions.

TO VOTE BY TOUCH-TONE TELEPHONE
  1)Read the proxy statement and have the proxy card below at hand.
  2)Call toll-free 1-800-690-6903.
  3)Enter the 12-digit control number on this proxy card and follow the simple instructions.

DO NOT MAIL THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK  X


SCHWAB GOVERNMENT CASH RESERVES FUND
THE CHARLES SCHWAB FAMILY OF FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF TRUSTEES OF THE CHARLES SCHWAB FAMILY OF FUNDS

The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at xxx name of Street, San Francisco, California 94104, commencing at 10:00 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If more than one name appears, all must sign.

The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS.

 SWHXX                                        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
SCHWAB GOVERNMENT CASH RESERVES FUND

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

    VOTE ON TRUSTEES
       1.    Nominees for the Board of Trustees:
             Charles R. Schwab, Jeremiah H. Chafkin, Donald F. Dorward, Robert G. Holmes, Steven L. Scheid, Donald R. Stephens and Michael W. Wilsey, Mariann Byerwalter, Gerald B. Smith and William A. Hasler


    For    Withhold     For All    To withhold authority to vote,
    All    All          Except     mark "For All Except" and write the
                                   name(s) of the nominee(s) on the line below
    |_|    |_|          |_|
                                  --------------------------------------------

-----------------------------------------------   ------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date       Signature (Joint Owner)   Date

SCHWABFUNDS(C)

SCHWAB FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104

TO VOTE BY INTERNET
  1)Read the proxy statement and have the proxy card below at hand.
  2)Go to the website www.proxyvote.com
  3)Enter the 12-digit control number on this proxy card and follow the simple instructions.

TO VOTE BY TOUCH-TONE TELEPHONE
  1)Read the proxy statement and have the proxy card below at hand.
  2)Call toll-free 1-800-690-6903.
  3)Enter the 12-digit control number on this proxy card and follow the simple instructions.

DO NOT MAIL THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK  X

SCHWAB GOVERNMENT MONEY FUND
THE CHARLES SCHWAB FAMILY OF FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF TRUSTEES OF THE CHARLES SCHWAB FAMILY OF FUNDS

The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at xxx name of Street, San Francisco, California 94104, commencing at 10:00 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If more than one name appears, all must sign.

The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS.

SWGXX                                         KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
SCHWAB GOVERNMENT MONEY FUND

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

    VOTE ON TRUSTEES
       1.    Nominees for the Board of Trustees:
             Charles R. Schwab, Jeremiah H. Chafkin, Donald F. Dorward, Robert G. Holmes, Steven L. Scheid, Donald R. Stephens and Michael W. Wilsey, Mariann Byerwalter, Gerald B. Smith and William A. Hasler

For   Withhold     For All        To withhold authority to vote,
All   All          Except         mark "For All Except" and write the
                                  name(s) of the nominee(s) on the line below
|_|   |_|          |_|
                                  --------------------------------------------

    VOTE ON FUNDAMENTAL POLICIES                        For    Against  Abstain

       2.    To vote for all applicable elements
             of proposal 2.                             |_|      |_|      |_|
================================================================================
STOP HERE UNLESS YOU WOULD LIKE TO VOTE ON EACH APPLICABLE ELEMENT OF PROPOSAL 2
================================================================================

                                                        For    Against  Abstain

      (a)    Fundamental Policies                       |_|      |_|      |_|

      (b)    Maturity of Investments                    |_|      |_|      |_|

     (c)(i)  Borrowing                                  |_|      |_|      |_|

    (c)(ii)  Lending                                    |_|      |_|      |_|

    (c)(iii) Senior Securities                          |_|      |_|      |_|

      (d)    Diversification                            |_|      |_|      |_|

      (e)    Unseasoned Issuers                         |_|      |_|      |_|

      (f)    Restricted or Illiquid Securities          |_|      |_|      |_|



                                                       For    Against  Abstain

     (g)   Other Investment Companies                   |_|      |_|      |_|

     (h)   Ownership of Securities                      |_|      |_|      |_|

     (i)   Industry Concentration                       |_|      |_|      |_|

     (j)   Commodities, Futures & Real Estate           |_|      |_|      |_|

     (k)   Underwriting of Securities                   |_|      |_|      |_|

     (l)   Control of an Issuer                         |_|      |_|      |_|

     (m)   Oil, Gas or Mineral Interests                |_|      |_|      |_|



-----------------------------------------------   ------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date       Signature (Joint Owner)   Date

SCHWABFUNDS(C)

SCHWAB FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104

TO VOTE BY INTERNET
  1)Read the proxy statement and have the proxy card below at hand.
  2)Go to the website www.proxyvote.com
  3)Enter the 12-digit control number on this proxy card and follow the simple instructions.

TO VOTE BY TOUCH-TONE TELEPHONE
  1)Read the proxy statement and have the proxy card below at hand.
  2)Call toll-free 1-800-690-6903.
  3)Enter the 12-digit control number on this proxy and follow the simple instructions.

DO NOT MAIL THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK  X

SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND(R)
THE CHARLES SCHWAB FAMILY OF FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF TRUSTEES OF THE CHARLES SCHWAB FAMILY OF FUNDS

The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at xxx name of Street, San Francisco, California 94104, commencing at 10:00 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If more than one name appears, all must sign.

The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS.

SWIXX                                         KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND(R)

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

    VOTE ON TRUSTEES
       1.    Nominees for the Board of Trustees:
             Charles R. Schwab, Jeremiah H. Chafkin, Donald F. Dorward, Robert G. Holmes, Steven L. Scheid, Donald R. Stephens and Michael W. Wilsey, Mariann Byerwalter, Gerald B. Smith and William A. Hasler


    For    Withhold     For All    To withhold authority to vote,
    All    All          Except     mark "For All Except" and write the
                                   name(s) of the nominee(s) on the line below
    |_|    |_|          |_|
                                   -------------------------------------------

    VOTE ON FUNDAMENTAL POLICIES                        For    Against  Abstain
       2.    To vote for all applicable elements
             of proposal 2.                             |_|      |_|      |_|


================================================================================
STOP HERE UNLESS YOU WOULD LIKE TO VOTE ON EACH APPLICABLE ELEMENT OF PROPOSAL 2
================================================================================
                                                       For    Against  Abstain

     (c)(i)  Borrowing                                  |_|      |_|      |_|

    (c)(ii)  Lending                                    |_|      |_|      |_|

    (c)(iii) Senior Securities                          |_|      |_|      |_|

      (d)    Diversification                            |_|      |_|      |_|

      (e)    Unseasoned Issuers                         |_|      |_|      |_|

      (f)    Restricted or Illiquid Securities          |_|      |_|      |_|

      (g)    Other Investment Companies                 |_|      |_|      |_|



                                                        For    Against  Abstain

     (h)   Ownership of Securities                      |_|      |_|      |_|

     (i)   Industry Concentration                       |_|      |_|      |_|

     (j)   Commodities, Futures & Real Estate           |_|      |_|      |_|

     (k)   Underwriting of Securities                   |_|      |_|      |_|

     (l)   Control of an Issuer                         |_|      |_|      |_|

     (m)   Oil, Gas or Mineral Interests                |_|      |_|      |_|

                                                        |_|      |_|      |_|


-----------------------------------------------   ------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date       Signature (Joint Owner)   Date

SCHWABFUNDS(C)

SCHWAB FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104

TO VOTE BY INTERNET
  1)Read the proxy statement and have the proxy card below at hand.
  2)Go to the website www.proxyvote.com
  3)Enter the 12-digit control number on this proxy card and follow the simple instructions.

TO VOTE BY TOUCH-TONE TELEPHONE
  1)Read the proxy statement and have the proxy card below at hand.
  2)Call toll-free 1-800-690-6903.
  3)Enter the 12-digit control number on this proxy card and follow the simple instructions.

DO NOT MAIL THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK  X

SCHWAB MONEY MARKET FUND
THE CHARLES SCHWAB FAMILY OF FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF TRUSTEES OF THE CHARLES SCHWAB FAMILY OF FUNDS

The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at xxx name of Street, San Francisco, California 94104, commencing at 10:00 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If more than one name appears, all must sign.

The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS.

SWMXX                                         KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
SCHWAB MONEY MARKET FUND

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

    VOTE ON TRUSTEES
       1.    Nominees for the Board of Trustees:
             Charles R. Schwab, Jeremiah H. Chafkin, Donald F. Dorward, Robert G. Holmes, Steven L. Scheid, Donald R. Stephens and Michael W. Wilsey, Mariann Byerwalter, Gerald B. Smith and William A. Hasler

    For    Withhold     For All    To withhold authority to vote,
    All    All          Except     mark "For All Except" and write the
                                   name(s) of the nominee(s) on the line below
    |_|    |_|          |_|
                                  --------------------------------------------
    VOTE ON FUNDAMENTAL POLICIES                        For    Against  Abstain

       2.    To vote for all applicable elements
             of proposal 2.                              |_|      |_|      |_|

================================================================================
STOP HERE UNLESS YOU WOULD LIKE TO VOTE ON EACH APPLICABLE ELEMENT OF PROPOSAL 2
================================================================================


                                                    For    Against  Abstain

      (a)    Fundamental Policies                   |_|      |_|      |_|

      (b)    Maturity of Investments                |_|      |_|      |_|

     (c)(i)  Borrowing                              |_|      |_|      |_|

    (c)(ii)  Lending                                |_|      |_|      |_|

    (c)(iii) Senior Securities                      |_|      |_|      |_|

      (d)    Diversification                        |_|      |_|      |_|

      (e)    Unseasoned Issuers                     |_|      |_|      |_|

      (f)    Restricted or Illiquid Securities      |_|      |_|      |_|

                                                    For    Against  Abstain

      (g)   Other Investment Companies              |_|      |_|      |_|

      (h)   Ownership of Securities                 |_|      |_|      |_|

      (i)   Industry Concentration                  |_|      |_|      |_|

      (j)   Commodities, Futures & Real Estate      |_|      |_|      |_|

      (k)   Underwriting of Securities              |_|      |_|      |_|

      (l)   Control of an Issuer                    |_|      |_|      |_|

      (m)   Oil, Gas or Mineral Interests           |_|      |_|      |_|


-----------------------------------------------   ------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date       Signature (Joint Owner)   Date

SCHWABFUNDS(C)

SCHWAB FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104

TO VOTE BY INTERNET
  1)Read the proxy statement and have the proxy card below at hand.
  2)Go to the website www.proxyvote.com
  3)Enter the 12-digit control number on this proxy card and follow the simple instructions.

TO VOTE BY TOUCH-TONE TELEPHONE
  1)Read the proxy statement and have the proxy card below at hand.
  2)Call toll-free 1-800-690-6903.
  3)Enter the 12-digit control number on this proxy card and follow the simple instructions.

DO NOT MAIL THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK  X

SCHWAB MUNICIPAL MONEY FUND
THE CHARLES SCHWAB FAMILY OF FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF TRUSTEES OF THE CHARLES SCHWAB FAMILY OF FUNDS

The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at xxx name of Street, San Francisco, California 94104, commencing at 10:00 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If more than one name appears, all must sign.

The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS.

SWXXX/SWTXX                                   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
SCHWAB MUNICIPAL MONEY FUND - SWEEP & VALUE ADVANTAGE

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

    VOTE ON TRUSTEES
       1.    Nominees for the Board of Trustees:
             Charles R. Schwab, Jeremiah H. Chafkin, Donald F. Dorward, Robert G. Holmes, Steven L. Scheid, Donald R. Stephens and Michael W. Wilsey, Mariann Byerwalter, Gerald B. Smith and William A. Hasler


    For    Withhold     For All    To withhold authority to vote,
    All    All          Except     mark "For All Except" and write the
                                   name(s) of the nominee(s) on the line below
    |_|    |_|          |_|

                                   --------------------------------------------

    VOTE ON FUNDAMENTAL POLICIES                       For    Against  Abstain

       2.    To vote for all applicable elements
             of proposal 2.                            |_|      |_|      |_|

================================================================================
STOP HERE UNLESS YOU WOULD LIKE TO VOTE ON EACH APPLICABLE ELEMENT OF PROPOSAL 2
================================================================================

                                                      For    Against  Abstain

     (c)(i)  Borrowing                                |_|      |_|      |_|

      (f)    Restricted or Illiquid Securities        |_|      |_|      |_|

      (h)    Ownership of Securities                  |_|      |_|      |_|

      (i)    Industry Concentration                   |_|      |_|      |_|




                                                    For    Against  Abstain

     (j)   Commodities, Futures & Real Estate       |_|      |_|      |_|

     (l)   Control of an Issuer                     |_|      |_|      |_|

     (m)   Oil, Gas or Mineral Interests            |_|      |_|      |_|



-----------------------------------------------   ------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date       Signature (Joint Owner)   Date

--------------------------------------------------------------------------------
SCHWABFUNDS(C)

SCHWAB FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104




TO VOTE BY INTERNET

1) Read the proxy statement and have the proxy card below at hand.
2) Go to the website www.proxyvote.com
3) Enter the 12-digit control number on this proxy card and follow the simple instructions.

TO VOTE BY TOUCH-TONE TELEPHONE

1) Read the proxy statement and have the proxy card below at hand.
2) Call toll-free 1-800-690-6903.
3) Enter the 12-digit control number on this proxy card and follow the simple instructions.

DO NOT MAIL THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK  X

 SCHWAB NEW JERSEY MUNICIPAL MONEY FUND
 THE CHARLES SCHWAB FAMILY OF FUNDS

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
 OF TRUSTEES OF THE CHARLES SCHWAB FAMILY OF FUNDS

 The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at xxx name of Street, San Francisco, California 94104, commencing at 10:00 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

 If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

 Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If more than one name appears, all must sign.

 The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS.

SWJXX                                        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
SCHWAB NEW JERSEY MUNICIPAL MONEY FUND

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

    VOTE ON TRUSTEES
       1.    Nominees for the Board of Trustees:
             Charles R. Schwab, Jeremiah H. Chafkin, Donald F. Dorward, Robert G. Holmes, Steven L. Scheid, Donald R. Stephens and Michael W. Wilsey, Mariann Byerwalter, Gerald B. Smith and William A. Hasler

For   Withhold     For All    To withhold authority to vote,
All   All          Except     mark "For All Except" and write the
                              name(s) of the nominee(s) on the line below
|_|     |_|         |_|
                              --------------------------------------------



-----------------------------------------------   ------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date       Signature (Joint Owner)   Date

--------------------------------------------------------------------------------
SCHWABFUNDS(C)

SCHWAB FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104




TO VOTE BY INTERNET

1) Read the proxy statement and have the proxy card below at hand.
2) Go to the website www.proxyvote.com
3) Enter the 12-digit control number on this proxy card and follow the simple instructions.

TO VOTE BY TOUCH-TONE TELEPHONE

1) Read the proxy statement and have the proxy card below at hand.
2) Call toll-free 1-800-690-6903.
3) Enter the 12-digit control number on this proxy card and follow the simple instructions.

DO NOT MAIL THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK  X

SCHWAB NEW YORK MUNICIPAL MONEY FUND
THE CHARLES SCHWAB FAMILY OF FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF TRUSTEES OF THE CHARLES SCHWAB FAMILY OF FUNDS

The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at xxx name of Street, San Francisco, California 94104, commencing at 10:00 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If more than one name appears, all must sign.

The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS.

         SWNXX/SWYXX                        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY
       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
SCHWAB NEW YORK MUNICIPAL MONEY FUND - SWEEP & VALUE ADVANTAGE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

    VOTE ON TRUSTEES

       1.    Nominees for the Board of Trustees:
             Charles R. Schwab, Jeremiah H. Chafkin, Donald F. Dorward, Robert G. Holmes, Steven L. Scheid, Donald R. Stephens and Michael W. Wilsey, Mariann Byerwalter, Gerald B. Smith and William A. Hasler


For   Withhold     For All         To withhold authority to vote,
All     All         Except         mark "For All Except" and write the
                                   name(s) of the nominee(s) on the line below
|_|     |_|          |_|
                                  --------------------------------------------

VOTE ON FUNDAMENTAL POLICIES
       2.     To vote for all applicable elements       For    Against   Abstain
              of proposal 2.                            |_|      |_|       |_|


================================================================================
STOP HERE UNLESS YOU WOULD LIKE TO VOTE ON EACH APPLICABLE ELEMENT OF PROPOSAL 2
================================================================================
                                                         For    Against  Abstain

 (c)(i)   Borrowing                                      |_|      |_|      |_|

   (f)    Restricted or Illiquid Securities              |_|      |_|      |_|

   (h)    Ownership of Securities                        |_|      |_|      |_|

   (i)    Industry Concentration                         |_|      |_|      |_|




                                                         For    Against  Abstain
  (j)   Commodities, Futures & Real Estate               |_|      |_|      |_|

  (l)   Control of an Issuer                             |_|      |_|      |_|

  (m)   Oil, Gas or Mineral Interests                    |_|      |_|      |_|

  (n)   Non-Diversification                              |_|      |_|      |_|




-------------------------------------------      ---------------------------------------
Signature (PLEASE SIGN WITHIN BOX)    Date       Signature (Joint Owner)    Date

--------------------------------------------------------------------------------
SCHWABFUNDS(C)

SCHWAB FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104




TO VOTE BY INTERNET

1) Read the proxy statement and have the proxy card below at hand.
2) Go to the website www.proxyvote.com
3) Enter the 12-digit control number on this proxy card and follow the simple instructions.

TO VOTE BY TOUCH-TONE TELEPHONE

1) Read the proxy statement and have the proxy card below at hand.
2) Call toll-free 1-800-690-6903.
3) Enter the 12-digit control number on this proxy card and follow the simple instructions.

DO NOT MAIL THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK  X

SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND
THE CHARLES SCHWAB FAMILY OF FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF TRUSTEES OF THE CHARLES SCHWAB FAMILY OF FUNDS

  The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at xxx name of Street, San Francisco, California 94104, commencing at 10:00 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

  If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

  Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If more than one name appears, all must sign.

  The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS.


     SWEXX                                   KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
-------------------------------------------------------------------------------
SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

    VOTE ON TRUSTEES
       1.    Nominees for the Board of Trustees:
             Charles R. Schwab, Jeremiah H. Chafkin, Donald F. Dorward, Robert G. Holmes, Steven L. Scheid, Donald R. Stephens and Michael W. Wilsey, Mariann Byerwalter, Gerald B. Smith and William A. Hasler

   For   Withhold     For All     To withhold authority to vote,
   All    All          Except     mark "For All Except" and write the
                                  name(s) of the nominee(s) on the line below
   |_|     |_|        |_|
                                 --------------------------------------------



    --------------------------------------------          -----------------------------------
    Signature (PLEASE SIGN WITHIN BOX)      Date          Signature (Joint Owner)        Date

--------------------------------------------------------------------------------
SCHWABFUNDS(C)

SCHWAB FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104




TO VOTE BY INTERNET

1) Read the proxy statement and have the proxy card below at hand.
2) Go to the website www.proxyvote.com
3) Enter the 12-digit control number on this proxy card and follow the simple instructions.

TO VOTE BY TOUCH-TONE TELEPHONE

1) Read the proxy statement and have the proxy card below at hand.
2) Call toll-free 1-800-690-6903.
3) Enter the 12-digit control number on this proxy card and follow the simple instructions.

DO NOT MAIL THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK  X

SCHWAB RETIREMENT MONEY FUND(R)
THE CHARLES SCHWAB FAMILY OF FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF TRUSTEES OF THE CHARLES SCHWAB FAMILY OF FUNDS

The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at xxx name of Street, San Francisco, California 94104, commencing at 10:00 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If more than one name appears, all must sign.

The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS.

                 SWRXX                       KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
-------------------------------------------------------------------------------
SCHWAB RETIREMENT MONEY FUND(R)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

VOTE ON TRUSTEES
   1.     Nominees for the Board of Trustees:
          Charles R. Schwab, Jeremiah H. Chafkin, Donald F. Dorward, Robert G. Holmes, Steven L. Scheid, Donald R. Stephens and Michael W. Wilsey, Mariann Byerwalter, Gerald B. Smith and William A. Hasler



  For   Withhold     For All    To withhold authority to vote,
  All     All         Except    mark "For All Except" and write the
                                name(s) of the nominee(s) on the line below
  |_|     |_|          |_|
                                --------------------------------------------


VOTE ON FUNDAMENTAL POLICIES                             For    Against  Abstain
   2.     To vote for all applicable elements
          of proposal 2.                                 |_|      |_|      |_|

================================================================================
STOP HERE UNLESS YOU WOULD LIKE TO VOTE ON EACH APPLICABLE ELEMENT OF PROPOSAL 2
================================================================================
                                                      For    Against  Abstain

     (c)(i)  Borrowing                                 |_|      |_|      |_|

    (c)(ii)  Lending                                   |_|      |_|      |_|

    (c)(iii) Senior Securities                         |_|      |_|      |_|

      (d)    Diversification                           |_|      |_|      |_|

      (e)    Unseasoned Issuers                        |_|      |_|      |_|

      (f)    Restricted or Illiquid Securities         |_|      |_|      |_|

      (g)    Other Investment Companies                |_|      |_|      |_|


                                                     For    Against  Abstain

      (h)   Ownership of Securities                  |_|      |_|      |_|

      (i)   Industry Concentration                   |_|      |_|      |_|

      (j)   Commodities, Futures & Real Estate       |_|      |_|      |_|

      (k)   Underwriting of Securities               |_|      |_|      |_|

      (l)   Control of an Issuer                     |_|      |_|      |_|

      (m)   Oil, Gas or Mineral Interests            |_|      |_|      |_|



-----------------------------------------------     ------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)         Date     Signature (Joint Owner)            Date

--------------------------------------------------------------------------------
SCHWABFUNDS(C)

SCHWAB FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104




TO VOTE BY INTERNET

1) Read the proxy statement and have the proxy card below at hand.
2) Go to the website www.proxyvote.com
3) Enter the 12-digit control number on this proxy card and follow the simple instructions.

TO VOTE BY TOUCH-TONE TELEPHONE

1) Read the proxy statement and have the proxy card below at hand.
2) Call toll-free 1-800-690-6903.
3) Enter the 12-digit control number on this proxy card and follow the simple instructions.

DO NOT MAIL THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK  X

SCHWAB U.S. TREASURY MONEY FUND
THE CHARLES SCHWAB FAMILY OF FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF TRUSTEES OF THE CHARLES SCHWAB FAMILY OF FUNDS

The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at xxx name of Street, San Francisco, California 94104, commencing at 10:00 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If more than one name appears, all must sign.

The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS.

           SWUXX                             KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
SCHWAB U.S. TREASURY MONEY FUND

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

    VOTE ON TRUSTEES
       1. Nominees for the Board of Trustees: Charles R. Schwab, Jeremiah H. Chafkin, Donald F. Dorward, Robert G. Holmes, Steven L. Scheid, Donald R. Stephens and Michael W. Wilsey, Mariann Byerwalter, Gerald B. Smith and William A. Hasler


   For     Withhold     For All    To withhold authority to vote,
   All     All          Except     mark "For All Except" and write the
                                   name(s) of the nominee(s) on the line below
   |_|     |_|          |_|
                                   --------------------------------------------

    Vote on Fundamental Policies                     For    Against      Abstain
       2.    To vote for all applicable elements
             of proposal 2.                          |_|      |_|         |_|
================================================================================
Stop here unless you would like to vote on each applicable element of Proposal 2
================================================================================
                                                    For    Against      Abstain

      (b)    Maturity of Investments                |_|      |_|          |_|

     (c)(i)  Borrowing                              |_|      |_|          |_|

    (c)(ii)  Lending                                |_|      |_|          |_|

   (c)(iii)  Senior Securities                      |_|      |_|          |_|



                                                   For    Against       Abstain

        (j)  Commodities, Futures & Real Estate     |_|      |_|          |_|

        (k)  Underwriting of Securities             |_|      |_|          |_|

        (l)  Control of an Issuer                   |_|      |_|          |_|



------------------------------------------      ----------------------------------
Signature (PLEASE SIGN WITHIN BOX)    Date      Signature (Joint Owner)      Date

--------------------------------------------------------------------------------
SCHWABFUNDS(c)

SCHWAB FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104




TO VOTE BY INTERNET

1) Read the proxy statement and have the proxy card below at hand.

2) Go to the website www.proxyvote.com

3) Enter the 12-digit control number on this proxy card and follow the simple instructions.

TO VOTE BY TOUCH-TONE TELEPHONE

1) Read the proxy statement and have the proxy card below at hand.

2) Call toll-free 1-800-690-6903.

3) Enter the 12-digit control number on this proxy card and follow the simple instructions.

DO NOT MAIL THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

SCHWAB VALUE ADVANTAGE MONEY FUND(R)
THE CHARLES SCHWAB FAMILY OF FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF TRUSTEES OF THE CHARLES SCHWAB FAMILY OF FUNDS

The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at xxx name of Street, San Francisco, California 94104, commencing at 10:00 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If more than one name appears, all must sign.

The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK  X
--------------------------------------------------------------------------------
          SWVXX                               KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
SCHWAB VALUE ADVANTAGE MONEY FUND(R)

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

    VOTE ON TRUSTEES
       1. Nominees for the Board of Trustees: Charles R. Schwab, Jeremiah H. Chafkin, Donald F. Dorward, Robert G. Holmes, Steven L. Scheid, Donald R. Stephens and Michael W. Wilsey, Mariann Byerwalter, Gerald B. Smith and William A. Hasler



   For   Withhold     For All    To withhold authority to vote,
   All   All          Except     mark "For All Except" and write the
                                 name(s) of the nominee(s) on the line below
   |_|    |_|           |_|
                                 --------------------------------------------

    VOTE ON FUNDAMENTAL POLICIES                    For    Against      Abstain
       2.    To vote for all applicable elements
             of proposal 2.                         |_|      |_|          |_|

================================================================================
STOP HERE UNLESS YOU WOULD LIKE TO VOTE ON EACH APPLICABLE ELEMENT OF PROPOSAL 2
================================================================================


                                                    For    Against   Abstain

     (c)(i)  Borrowing                              |_|      |_|      |_|

    (c)(ii)  Lending                                |_|      |_|      |_|

    (c)(iii) Senior Securities                      |_|      |_|      |_|



                                                   For    Against  Abstain

     (j)   Commodities, Futures & Real Estate      |_|      |_|      |_|

     (k)   Underwriting of Securities              |_|      |_|      |_|



--------------------------------------------            ------------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date            Signature (Joint Owner)     Date

                                [SCHWAB GRAPHIC]

Read the accompanying proxy statement to learn about important issues affecting your SchwabFund.

Then help your funds reduce processing costs -- by voting on the internet or by touch-tone telephone. If you vote by internet or telephone, do not mail your proxy card.

You should have a proxy card for each fund you own shares in. Please make sure that you vote all proxy cards that are enclosed.

TO VOTE BY INTERNET:

1.  Read the proxy statement with your proxy card(s) handy.

2.  Go to www.proxyvote.com

3.  Enter the 12-digit control number from your proxy card.

4. Follow the easy instructions on the website. Remember to vote each card you received.


TO VOTE BY TOUCH-TONE TELEPHONE:

1.  Read the proxy statement with your proxy card(s) handy.

2.  Call toll free 1-800-690-6903

3.  Enter the 12-digit control number from your proxy card.

4. Follow the easy recorded instructions. Remember to vote each card you received.